FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-10

December 9, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,105,467,197
(Approximate Total Mortgage Pool Balance)

$978,338,000
(Approximate Offered Certificates)

COMM 2013-CCRE13

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. KeyBank National Association Liberty Island Group I LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	NOMURA	KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated December 9, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):

Joint Bookrunners & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,105,467,197
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	53
Co-Managers:	CastleOak Securities, L.P.	Number of Mortgaged Properties:	73
	KeyBanc Capital Markets Inc.	Average Mortgage Loan Cut-off Date Balance:	$20,857,872
	Nomura Securities International, Inc.	Average Mortgaged Property Cut-off Date Balance:	$15,143,386
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	2.10x
	(60.7%), Cantor Commercial Real Estate Lending,	Range of Mortgage Loan U/W NCF DSCR:	1.20x – 4.53x
	L.P. (“CCRE”) (28.7%), KeyBank National	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	60.8%
	Association (“KeyBank”) (6.0%), Liberty Island	Range of Mortgage Loan Cut-off Date LTV(2):	28.7% – 75.8%
	Group I LLC (“LIG”) (4.5%)	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	53.1%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Maturity Date or ARD LTV(2):	27.9% – 70.4%
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg U/W NOI Debt Yield:	12.7%
Operating Advisor:	Situs Holdings, LLC	Range of U/W NOI Debt Yield:	8.3% – 21.4%
Special Servicer:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Certificate Administrator:	Deutsche Bank Trust Company Americas	Original Term to Maturity (months)(3):	109
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Moody’s Investors Service, Inc., Fitch Ratings, Inc.	Remaining Term to Maturity (months)(3):	109
	and Kroll Bond Rating Agency, Inc.	Weighted Avg Mortgage Loan Seasoning (months):	1
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Amortization for Full Term:	42.2%
	business day, the following business day,	% Mortgage Loans with Partial Interest Only:	36.2%
	commencing in January 2014.	% Mortgage Loans with Full Interest Only(4):	21.6%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	85.3%
	each month, commencing January 2014.	% Mortgage Loans with Upfront or
Cut-off Date:	Payment Date in December 2013 (or related	Ongoing Replacement Reserves(5):	75.1%
	origination date, if later). Unless otherwise noted, all	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	59.2%
	Mortgage Loan statistics are based on balances as	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	54.6%
	of the Cut-off Date.	% Mortgage Loans with Upfront Engineering Reserves:	30.3%
Settlement Date:	On or about December 20, 2013	% Mortgage Loans with Upfront or Ongoing Other Reserves:	58.0%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,
(1)       With respect to the 60 Hudson Street Loan, Saint Louis Galleria Loan, Kalahari Resort Loan and 175 West Jackson Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the Saint Louis Galleria Loan the LTV, DSCR and Debt Yield calculations exclude the related junior non-pooled component.
(2)       With respect to the Esplanade at City Park loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $58.3 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.4% and 72.1%, respectively. With respect to the Abbotts Square loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $31.75 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 85.7% and 74.7%, respectively. With respect to the Stonegate Village Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $12.9 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 76.7% and 67.7%, respectively.
(3)       For the ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)       Interest only through the maturity or ARD date.
(5)       Includes FF&E Reserves.
(6)       Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	November 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$51,735,000	30.000%(6)	2.80	1 - 59	42.6%	18.1%
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$187,219,000	30.000%(6)	4.90	59 - 60	42.6%	18.1%
Class A-SB	Aaa(sf) / AAA(sf) / AAA(sf)	$72,741,000	30.000%(6)	7.54	60 - 118	42.6%	18.1%
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$175,000,000	30.000%(6)	9.87	114 - 119	42.6%	18.1%
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$287,132,000	30.000%(6)	9.89	119 - 119	42.6%	18.1%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$878,846,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)(10)	Aaa(sf) / AAA(sf) / AAA(sf)	$105,019,000	20.500%	9.91	119 - 120	48.3%	16.0%
Class B(9)(10)	Aa2(sf) / AA-(sf) / AA(sf)	$46,982,000	16.250%	9.97	120 - 120	50.9%	15.2%
Class PEZ(9)(10)	A1(sf) / A-(sf) / A(sf)	$204,511,000	11.500%(6)	9.94	119 - 120	53.8%	14.4%
Class C(9)(10)	A3(sf) / A-(sf) / A(sf)	$52,510,000	11.500%(6)	9.97	120 - 120	53.8%	14.4%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / BBB-(sf) / AAA(sf)	$154,765,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / NR	$71,856,197(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB-(sf) / BBB-(sf)	$55,273,000	6.500%	9.97	120 - 120	56.8%	13.6%
Class E	NR / BB(sf) / BB(sf)	$22,110,000	4.500%	9.97	120 - 120	58.1%	13.3%
Class F	NR / B(sf) / B+(sf)	$9,673,000	3.625%	9.97	120 - 120	58.6%	13.2%
Class G	NR / NR / NR	$40,073,197	0.000%	9.97	120 - 120	60.8%	12.7%
Class SLG(11)	Baa3(sf) / NR / BBB-(sf)	$20,000,000	N/A	4.89	59 - 59	N/A	N/A

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (other than the Saint Louis Galleria Junior Non-Pooled Component) (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and the mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.  Certificate Principal to Value Ratio calculation excludes the Saint Louis Galleria Junior Non-Pooled Component.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.  Underwritten NOI Debt Yield excludes the Saint Louis Galleria Junior Non-Pooled Component.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $52,510,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A-4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
None of the Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will have Certificate Balances.  None of the Class X–A, Class X–B or Class X–C Certificates is entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

SUMMARY OF THE CERTIFICATES

regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $105,019,000, $46,982,000 and $52,510,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

(11)
The Class SLG Certificates will only receive distributions from, and will only incur losses with respect to the Saint Louis Galleria Junior Non-Pooled Component.  For any distribution date, the pass-through rate on the Class SLG Certificates will be the net mortgage rate on the Saint Louis Galleria Junior Non-Pooled Component.

Short–Term Certificate Principal Paydown Summary(1)(2)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	GACC	Saint Louis Galleria	Retail	$100,000,000	59	43.4%	3.58x	12.7%
A-1/A-2	KeyBank	Lancaster Commerce Center	Retail	$23,967,349	59	63.6%	1.53x	10.6%
A-1/A-2	GACC	Baton Rouge Office Portfolio Pool 1	Office	$20,223,237	59	71.8%	1.68x	11.6%
A-1/A-2	GACC	Carmel Mission Inn	Hospitality	$14,483,492	59	58.4%	1.68x	13.1%
A-1/A-2	GACC	Commons at Little Falls	Office	$9,288,299	59	69.3%	1.69x	11.1%
A-2	CCRE	Washington Valley Apartments	Multifamily	$9,450,000	60	68.0%	1.75x	17.2%
A-2	CCRE	Woodlands Centre	Office	$6,500,000	60	74.8%	1.40x	10.3%
A-2	CCRE	Courtyards at San Jose	Multifamily	$6,200,000	60	60.8%	2.15x	14.2%
A-2	KeyBank	Metro Village Apartments	Multifamily	$5,150,000	60	73.6%	1.44x	9.4%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

(2)	With respect to the Saint Louis Galleria Loan the LTV, DSCR and Debt Yield calculations exclude the related junior non-pooled component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,105,467,197 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 53 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date Balance of $1,105,467,197 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $20,857,872 per Mortgage Loan and are secured by 73 Mortgaged Properties located throughout 20 states.

–	LTV: 60.8% weighted average Cut–off Date LTV and 53.1% weighted average Maturity Date or ARD LTV.

–	DSCR: 2.27x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 2.10x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 12.7% weighted average debt yield, based on Underwritten NOI. 11.6% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA(sf) by Moody’s/Fitch/KBRA.

▪	Loan Structural Features:

–	Amortization: 78.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

▪	42.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.

▪	36.2% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.

▪	21.6% of the Mortgage Loans by Cut–off Date Balance are interest–only for the entire term or through the ARD.

–	Hard Lockboxes: 74.9% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

▪
Cash Traps: 82.2% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.10x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

▪	Real Estate Taxes: 45 Mortgage Loans representing 85.3% of the total Cut–off Date Balance.

▪	Insurance Reserves: 31 Mortgage Loans representing 59.2% of the total Cut–off Date Balance.

▪	Replacement Reserves (Including FF&E Reserves): 45 Mortgage Loans representing 75.1% of the total Cut–off Date Balance.

▪	Tenant Improvement / Leasing Commissions: 20 Mortgage Loans representing 54.6% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 90.9% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–
Defeasance or Yield Maintenance: 9.0% of the Mortgage Loans by Cut–off Date Balance permit either defeasance or prepayment only with a Yield Maintenance Charge, in either case after a lockout period and prior to an open period.

–	Yield Maintenance: 0.1% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge only after a lockout period and prior to an open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 30.4% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Hospitality: 21.3% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–
Retail: 20.4% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (18.5% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Multifamily: 14.4% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Self Storage: 6.9% of the Mortgaged Properties by allocated Cut–off Date Balance are self storage properties.

▪
Geographic Diversity: The 73 Mortgaged Properties are located throughout 20 states with only five states having greater than 10.0% by allocated Cut–off Date Balance: California (16.6%), New York (12.6%), Texas (11.8%), Illinois (11.3%) and Ohio (10.4%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A-4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.  Any prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected with respect to the Saint Louis Galleria Junior Non-Pooled Component will not be allocated to any of the YM P&I Certificates or any Class of Class X Certificates and will instead be allocated to the Class SLG Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 60 Hudson Street secures a Mortgage Loan (the “60 Hudson Street Loan”) with an outstanding principal balance as of the Cut–off Date of $125,000,000, evidenced by Note A-1, representing approximately 11.3% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $155,000,000, evidenced by Note A-2, which is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The 60 Hudson Street Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “60 Hudson Street Loan Combination.”

The 60 Hudson Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. It is expected that servicing of the 60 Hudson Street Loan Combination will transfer to the pooling and servicing agreement for a to be determined securitization of the 60 Hudson Street pari passu companion loan. For additional information regarding the 60 Hudson Street Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—60 Hudson Street Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Saint Louis Galleria secures a Mortgage Loan (the “Saint Louis Galleria Loan”) with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-1 and a companion loan that has an outstanding principal balance as of the Cut-off Date of $95,000,000, evidenced by Note A-2, which is currently held by GACC (and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The Saint Louis Galleria Loan and related companion loan are collectively referred to herein as the “Saint Louis Galleria Loan Combination.”  In addition, the Saint Louis Galleria Loan will be divided into a senior pooled component with an outstanding principal balance as of the Cut-off Date of $100,000,000, representing approximately 9.0% of the Initial Outstanding Pool Balance, (the “Saint Louis Galleria Senior Pooled Component”) and a junior non-pooled component with an outstanding principal balance as of the Cut-off Date of $20,000,000 (the “Saint Louis Galleria Junior Non-Pooled Component”).  The Saint Louis Galleria Senior Pooled Component and the Saint Louis Galleria companion loan are pari passu in right of payment with each other and are each generally senior to the Saint Louis Galleria Junior Non-Pooled Component in right of payment of interest and principal, as applicable, received in respect of the Saint Louis Galleria Loan Combination.

The Saint Louis Galleria Senior Pooled Component will be pooled together with the other Mortgage Loans, and interest and principal received in respect of the Saint Louis Galleria Senior Pooled Component will be available to make distributions in respect of each Class of Certificates other than the Class SLG Certificates.  Payments of interest and principal received in respect of the Saint Louis Galleria Junior Non-Pooled Component will be available to make distributions in respect of the Class SLG Certificates.  Losses with respect to the Saint Louis Galleria Mortgage Loan will be allocated pursuant to the terms of the related intercreditor agreement first to the Saint Louis Galleria Junior Non-Pooled Component and then, pro rata (based on outstanding principal balance) to the Saint Louis Galleria Senior Pooled Component and the Saint Louis Galleria companion loan.  Losses with respect to the other Mortgage Loans will not be allocated to the Saint Louis Galleria Junior Non-Pooled Component or the Class SLG Certificates.

The Saint Louis Galleria Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Saint Louis Galleria Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Saint Louis Galleria Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Kalahari Resort and Convention Center secures a Mortgage Loan (the “Kalahari Resort Loan”) with an outstanding principal balance as of the Cut–off Date of $99,846,826, collectively evidenced by Note A-1, Note A-2, Note A-5 and Note A-6, representing approximately 9.0% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $29,954,048, collectively evidenced by Note A-3 and Note A-4, which are currently held by GACC and LIG, respectively, and which each may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Kalahari Resort Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Kalahari Resort Loan Combination.”

The Kalahari Resort Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Kalahari Resort Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Kalahari Resort Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 175 West Jackson secures a Mortgage Loan (the “175 West Jackson Loan”) with an outstanding principal balance as of the Cut–off Date of $90,000,000, evidenced by Note A-2-A, representing approximately 8.1% of the Initial Outstanding Pool Balance, and secures on a pari passu basis companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $190,000,000, evidenced by Note A-1 and Note A-2-B.  The Note A-1 has a Cut-off Date balance of $150,000,000 and is held in the COMM 2013-CCRE12 mortgage trust.  The Note A-2-B has a Cut-off Date balance of $40,000,000 and is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The 175 West Jackson Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “175 West Jackson Loan Combination.”

The 175 West Jackson Loan Combination will be serviced pursuant to the COMM 2013-CCRE12 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the 175 West Jackson Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—175 West Jackson Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination), the Saint Louis Galleria Loan Combination  and the Kalahari Resort Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination, which are each referred to herein as a “Loan Combination Directing Holders”, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that Eightfold Real Estate Capital III, L.P. (“Eightfold”) will be the initial Directing Holder for each Mortgage Loan other than the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination.

See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder”  in the Free Writing Prospectus for a description to the directing holders for the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:	Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

STRUCTURE OVERVIEW

principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the 60 Hudson Street Loan Combination and the 175 West Jackson Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

STRUCTURE OVERVIEW

rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the 60 Hudson Street Loan Combination or the 175 West Jackson Street Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

					% of Initial	Weighted Averages
					Outstanding		Stated	U/W		LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	NCF	Cut–off Date	at Maturity
Range of Cut–off Date Balances			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
$1,173,702	-	$9,999,999	25	$135,649,408	12.3%	5.0748%	103	1.69x	67.0%	56.8%
$10,000,000	-	$24,999,999	18	$289,821,035	26.2%	4.9724%	107	1.51x	69.4%	60.5%
$25,000,000	-	$39,999,999	3	$85,000,000	7.7%	5.2198%	120	1.40x	70.8%	61.4%
$40,000,000	-	$49,999,999	1	$43,500,000	3.9%	4.8400%	120	1.36x	74.6%	68.6%
$50,000,000	-	$64,999,999	1	$51,750,000	4.7%	5.0280%	120	1.34x	67.0%	58.0%
$65,000,000	-	$125,000,000	5	$499,746,755	45.2%	4.5816%	107	2.81x	50.5%	44.6%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Distribution of Mortgage Rates(1)

					% of Initial	Weighted Averages
					Outstanding		Stated			LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Range of Mortgage Rates			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
3.3794%	-	4.4999%	5	$274,002,169	24.8%	3.8420%	87	3.66x	40.9%	39.7%
4.5000%	-	4.9999%	11	$160,317,625	14.5%	4.8086%	112	1.56x	71.0%	63.7%
5.0000%	-	5.2499%	25	$455,610,525	41.2%	5.0941%	119	1.52x	68.7%	59.0%
5.2500%	-	5.6670%	12	$215,536,878	19.5%	5.5165%	113	1.73x	61.8%	49.8%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Property Type Distribution(1)(4)

					Weighted Averages

			% of Initial	Number	Cut–off Date		Stated				LTV Ratio
	Number of	Aggregate	Outstanding	of Units,	Balance per		Remaining			Cut–off	at
	Mortgaged	Cut–off	Pool	Rooms, Beds	Unit/Room	Mortgage	Term		U/W NCF	Date	Maturity
Property Type	Properties	Date Balance	Balance	or NRA	Bed/NRA	Rate	(Mos.)(2)	Occupancy	DSCR	LTV Ratio(3)	or ARD(3)
Office	17	$336,228,295	30.4%	3,722,564	$193	4.6386%	113	85.9%	2.62x	54.5%	49.1%
Data Center	1	$125,000,000	11.3%	1,098,735	$255	4.0000%	119	74.8%	4.53x	28.7%	28.7%
CBD	3	$117,170,000	10.6%	1,780,607	$172	5.0987%	119	92.8%	1.42x	68.9%	60.1%
Suburban	11	$78,644,187	7.1%	763,922	$127	4.8935%	92	90.4%	1.59x	71.9%	64.0%
Medical	2	$15,414,109	1.4%	79,300	$195	5.0198%	119	100.0%	1.45x	65.0%	55.3%
Hospitality	8	$235,895,909	21.3%	1,654	$192,243	5.3687%	115	75.3%	1.91x	61.2%	49.5%
Full Service	3	$199,230,246	18.0%	1,138	$213,929	5.3737%	115	76.1%	1.88x	60.4%	48.6%
Limited Service	4	$28,768,197	2.6%	420	$72,246	5.4302%	120	67.8%	1.75x	66.8%	54.0%
Extended Stay	1	$7,897,466	0.7%	96	$82,265	5.0200%	120	80.2%	3.04x	63.2%	55.9%
Retail	12	$225,915,711	20.4%	1,570,319	$312	4.2827%	86	94.9%	2.40x	56.5%	52.0%
Anchored(5)	10	$204,215,711	18.5%	1,534,835	$270	4.1874%	83	94.4%	2.49x	55.8%	51.3%
Unanchored	2	$21,700,000	2.0%	35,484	$707	5.1792%	120	99.4%	1.54x	63.4%	58.8%
Multifamily	15	$159,331,045	14.4%	3,541	$62,724	4.9115%	111	95.0%	1.54x	72.1%	62.5%
Self Storage	16	$75,905,736	6.9%	1,222,978	$282	5.0738%	120	82.1%	1.41x	67.6%	57.7%
Industrial	4	$48,190,500	4.4%	944,069	$53	5.0949%	120	97.9%	1.38x	67.2%	59.1%
Mixed Use	1	$24,000,000	2.2%	80,740	$297	5.2805%	120	89.5%	1.20x	75.6%	65.9%
Retail/Office/Multifamily	1	$24,000,000	2.2%	80,740	$297	5.2805%	120	89.5%	1.20x	75.6%	65.9%
Total/Weighted Average	73	$1,105,467,197	100.0%			4.8247%	109	87.1%	2.10x	60.8%	53.1%

Geographic Distribution(1)(4)

			% of Initial	Weighted Averages
	Number of		Outstanding		Stated			LTV Ratio at
	Mortgaged	Aggregate Cut–off	Pool		Remaining Term	U/W NCF	Cut–off Date	Maturity
State/Location	Properties	Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
California	13	$183,544,066	16.6%	5.0727%	107	1.59x	66.2%	56.0%
Southern(6)	6	$141,237,608	12.8%	4.9632%	109	1.60x	67.3%	56.5%
Northern(6)	7	$42,306,458	3.8%	5.4382%	99	1.57x	62.5%	54.0%
New York	2	$139,200,000	12.6%	4.1215%	119	4.23x	31.6%	31.6%
Texas	14	$130,639,019	11.8%	4.9401%	119	1.51x	70.7%	61.0%
Illinois	3	$124,962,821	11.3%	5.0497%	119	1.48x	70.0%	61.7%
Ohio	3	$114,528,409	10.4%	5.5158%	119	1.98x	57.0%	44.1%
Other	38	$412,592,882	37.3%	4.6551%	97	2.01x	63.4%	56.5%
Total/Weighted Average	73	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%
(1)
With respect to the 60 Hudson Street Loan, Saint Louis Galleria Loan, Kalahari Resort Loan and 175 West Jackson Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Bed/NRA calculations include the related pari passu companion loans; provided that, with respect to the Saint Louis Galleria Loan, the LTV, DSCR, Mortgage Rate and Cut–off Date Balance per Unit/Room/Bed/NRA calculations do not include the Saint Louis Galleria Junior Non-Pooled Component which has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Esplanade at City Park loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $58.3 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.4% and 72.1%, respectively.  With respect to the Abbotts Square loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $31.75 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 85.7% and 74.7%, respectively.  With respect to the Stonegate Village Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $12.9 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 76.7% and 67.7%, respectively.

(4)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(3)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Cut–off Date LTV			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	or ARD
28.7%	-	49.9%	4	$231,673,702	21.0%	3.7723%	93	4.05x	35.4%	35.2%
50.0%	-	54.9%	1	$3,995,264	0.4%	5.0800%	119	2.27x	54.6%	45.0%
55.0%	-	59.9%	5	$138,341,035	12.5%	5.4883%	113	1.94x	56.1%	45.8%
60.0%	-	64.9%	5	$44,495,381	4.0%	4.5608%	78	1.92x	62.9%	55.4%
65.0%	-	69.9%	14	$373,886,880	33.8%	5.1296%	116	1.51x	67.4%	57.9%
70.0%	-	75.8%	24	$313,074,934	28.3%	4.9805%	113	1.45x	73.5%	63.6%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Distribution of LTV Ratios at Maturity or ARD(1)(3)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of LTV Ratios			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
at Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	ARD
27.9%	-	49.9%	9	$346,980,076	31.4%	4.3445%	102	3.38x	42.3%	37.8%
50.0%	-	54.9%	6	$134,585,420	12.2%	5.2340%	109	1.65x	65.5%	54.0%
55.0%	-	59.9%	16	$225,526,298	20.4%	5.0500%	112	1.52x	67.1%	57.8%
60.0%	-	70.4%	22	$398,375,403	36.0%	4.9771%	113	1.46x	71.8%	63.5%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Underwritten NCF			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Debt Service Coverage Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD(3)
1.20x	-	1.39x	18	$304,101,659	27.5%	5.1266%	120	1.34x	70.2%	60.7%
1.40x	-	1.44x	6	$143,198,472	13.0%	5.0821%	114	1.43x	70.0%	61.1%
1.45x	-	1.54x	6	$71,968,372	6.5%	4.8340%	99	1.49x	70.7%	61.1%
1.55x	-	1.64x	4	$45,862,000	4.1%	4.9582%	119	1.60x	66.2%	60.1%
1.65x	-	1.74x	5	$133,706,540	12.1%	4.9797%	99	1.70x	66.4%	56.9%
1.75x	-	1.84x	4	$33,657,419	3.0%	4.9665%	102	1.76x	69.5%	59.0%
1.85x	-	1.99x	2	$14,004,983	1.3%	4.8021%	119	1.87x	71.3%	58.1%
2.00x	-	4.53x	8	$358,967,754	32.5%	4.3772%	101	3.38x	43.1%	38.9%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Distribution of Original Terms to Maturity or ARD(1)(2)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Original Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD(3)
60			9	$195,262,377	17.7%	4.0552%	59	2.64x	54.8%	51.6%
120			44	$910,204,821	82.3%	4.9898%	119	1.98x	62.1%	53.4%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Remaining Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD(3)
59	-	60	9	$195,262,377	17.7%	4.0552%	59	2.64x	54.8%	51.6%
114	-	120	44	$910,204,821	82.3%	4.9898%	119	1.98x	62.1%	53.4%
Total/Weighted Average			53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%
(1)
With respect to the 60 Hudson Street Loan, Saint Louis Galleria Loan, Kalahari Resort Loan and 175 West Jackson Loan, LTV, DSCR and Cut–off Date Balance calculations include the related pari passu companion loans; provided that, with respect to the Saint Louis Galleria Loan, the LTV, DSCR, Mortgage Rate and Cut–off Date Balance calculations do not include the Saint Louis Galleria Junior Non-Pooled Component which has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Original Terms to Maturity (Mos.) and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Esplanade at City Park loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $58.3 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.4% and 72.1%, respectively.  With respect to the Abbotts Square loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $31.75 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 85.7% and 74.7%, respectively.  With respect to the Stonegate Village Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $12.9 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 76.7% and 67.7%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Amortization Types(1)

				Weighted Averages
			% of Initial		Stated			LTV Ratio
	Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Amortization Type	Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD(3)
Amortizing Balloon	32	$466,556,034	42.2%	5.1902%	108	1.66x	65.3%	53.9%
Interest Only, then Amortizing	17	$395,461,163	35.8%	5.0045%	118	1.50x	70.0%	62.1%
Interest Only ARD	1	$125,000,000	11.3%	4.0000%	119	4.53x	28.7%	28.7%
Interest Only	2	$114,200,000	10.3%	3.6047%	67	3.33x	45.1%	45.1%
Interest Only, then Amortizing ARD	1	$4,250,000	0.4%	5.0100%	120	1.31x	72.0%	62.3%
Total/Weighted Average	53	$1,105,467,197	100.0%	4.8247%	109	2.10x	60.8%	53.1%
(1)
With respect to the 60 Hudson Street Loan, Saint Louis Galleria Loan, Kalahari Resort Loan and 175 West Jackson Loan, LTV, DSCR and Cut–off Date Balance calculations include the related pari passu companion loans; provided that, with respect to the Saint Louis Galleria Loan, the LTV, DSCR, Mortgage Rate and Cut–off Date Balance calculations do not include the Saint Louis Galleria Junior Non-Pooled Component which has a Cut-off Date principal balance of $20,000,000.

(2)	In the case of two mortgage loans with an anticipated repayment date, Original Terms to Maturity (Mos.) and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Esplanade at City Park loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $58.3 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.4% and 72.1%, respectively.  With respect to the Abbotts Square loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $31.75 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 85.7% and 74.7%, respectively.  With respect to the Stonegate Village Apartments loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $12.9 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 76.7% and 67.7%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE13 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Room/Unit	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
60 Hudson Street(1)	GACC	New York, NY	Office	$125,000,000	11.3%	$255	28.7%	4.53x	19.3%
Saint Louis Galleria(1)	GACC	St. Louis, MO	Retail	$100,000,000	9.0%	$417	43.4%	3.58x	12.7%
Kalahari Resort (1)	GACC/LIG	Sandusky, OH	Hospitality	$99,846,826	9.0%	$264,360	55.5%	2.06x	17.8%
175 West Jackson(1)	GACC	Chicago, IL	Office	$90,000,000	8.1%	$193	68.3%	1.44x	10.6%
Hilton Universal Studios	GACC	Los Angeles, CA	Hospitality	$84,899,929	7.7%	$176,141	66.4%	1.71x	13.2%
iStorage Portfolio 3	CCRE	Various	Self Storage	$51,750,000	4.7%	$58	67.0%	1.34x	8.9%
Esplanade at City Park	GACC	New Orleans, LA	Multifamily	$43,500,000	3.9%	$98,864	74.6%	1.36x	8.7%
Lloyd Crossing	CCRE	Evansville, IN	Retail	$30,000,000	2.7%	$82	69.1%	1.37x	9.8%
Morgan Houston Portfolio	GACC	Various	Multifamily	$30,000,000	2.7%	$46,729	75.0%	1.45x	10.0%
STG Portfolio	CCRE	Various	Various	$25,000,000	2.3%	$71	67.7%	1.37x	11.1%
Total/Weighted Average				$679,996,755	61.5%		55.9%	2.43x	13.6%
(1)
With respect to the 60 Hudson Street Loan, Saint Louis Galleria Loan, Kalahari Resort Loan and 175 West Jackson Loan, LTV, DSCR and Cut–off Date Balance per NRA/Room/Unit calculations include the related pari passu companion loans; provided that, with respect to the Saint Louis Galleria Loan, the LTV, DSCR and Cut–off Date Balance per NRA/Room/Unit calculations do not include the Saint Louis Galleria Junior Non-Pooled Component which has a Cut-off Date principal balance of $20,000,000.

Loan Combination Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
60 Hudson Street	$125,000,000	$155,000,000	$280,000,000	COMM 2013-CCRE13(1)	Wells Fargo Bank, NA(1)	Wells Fargo Bank, NA(1)	See (1) below
Saint Louis Galleria	$100,000,000(2)	$95,000,000	$215,000,000	COMM 2013-CCRE13	Wells Fargo Bank, NA	Wells Fargo Bank, NA	COMM 2013-CCRE13
Kalahari Resort	$99,846,826	$29,954,048	$129,800,874	COMM 2013-CCRE13	Wells Fargo Bank, NA	Wells Fargo Bank, NA	COMM 2013-CCRE13
175 West Jackson	$90,000,000	$190,000,000	$280,000,000	COMM 2013-CCRE12	Wells Fargo Bank, NA	LNR Partners, LLC	COMM 2013-CCRE12
(1)
Prior to the securitization of the 60 Hudson Street pari passu companion loan designated as Note A-2, the 60 Hudson Street Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loans, which initially will be held by GACC (Note A-2) or an affiliate thereof. After a to be determined securitization of the 60 Hudson Street pari passu companion loan designated as Note A-2, it is expected that the 60 Hudson Street Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the 60 Hudson Street Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—60 Hudson Street Loan Combination” in the Free Writing Prospectus.

(2)	Excludes the Saint Louis Galleria Junior Non-Pooled Component of $20,000,000.

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
60 Hudson Street	GACC	New York, NY	Office	$125,000,000	11.3%	WBCMT 2005-C20
Saint Louis Galleria	GACC	St. Louis, MO	Retail	$100,000,000(2)	9.0%	CSMC 2006-C1
175 West Jackson	GACC	Chicago, IL	Office	$90,000,000	8.1%	Various(3)
iStorage Portfolio 3	CCRE	Various	Self Storage	$51,750,000	4.7%	BSCMS 2006-PW11(4)
Morgan Houston Portfolio	GACC	Various	Multifamily	$30,000,000	2.7%	Various(5)
Baton Rouge Office Portfolio Pool 1(5)	GACC	Baton Rouge, LA	Office	$20,223,237	1.8%	Various(6)
Carmel Mission Inn	GACC	Carmel, CA	Hospitality	$14,483,492	1.3%	JPMCC 2007-CB18
525 West 22nd Street	CCRE	New York, NY	Retail	$14,200,000	1.3%	CSMC 2006-C1
Plaza Riviera	CCRE	Redondo Beach, CA	Office	$11,985,651	1.1%	JPMCC 2005-LDP2
Hampton Inn Pittsburgh Airport	GACC	Moon Township, PA	Hospitality	$10,528,197	1.0%	CGCMT 2006-C5
Windsor Landing Apartments	GACC	Morrow, GA	Multifamily	$10,500,000	0.9%	LBUBS 2006-C7
Akron Centre Plaza	KeyBank	Akron, OH	Office	$9,870,000	0.9%	JPMCC 2002-C1
Residence Inn Pittsburgh Cranberry	GACC	Cranberry Township, PA	Hospitality	$7,897,466	0.7%	CGCMT 2006-C5
Keep It Self Storage – Santa Clarita	KeyBank	Santa Clarita, CA	Self Storage	$3,936,000	0.4%	FULBA 1998-C2
Keep It Self Storage – Van Nuys	KeyBank	Van Nuys, CA	Self Storage	$3,714,000	0.3%	FULBA 1998-C2
Big 5 El Cerrito	GACC	El Cerrito, CA	Retail	$1,173,702	0.1%	GCCFC 2003-C2
Total:				$505,261,745	45.7%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	Excludes the $20,000,000 Saint Louis Galleria Junior Non-Pooled Component.
(3)	The 175 West Jackson property was previously securitized in the WBCMT 2004-C15 and WBCMT 2005-C16 transactions.
(4)
With respect to iStorage Portfolio 3, only iStorage Burlington was previously securitized in the BSCMS 2006-PW11 transaction.  The most recent prior financings of the other properties in the portfolio were not included in a securitization.

(5)
With respect to the Morgan Houston Portfolio, the Stone Ridge property and the University Green property were previously securitized in the MLMT 2007-C1 and BACM 2008-1 transactions, respectively.  The most recent prior financing of The Veranda property was not included in a securitization.

(6)
With respect to the Baton Rouge Office Portfolio Pool 1, the Acadian Centre property and the Corporate Atrium property were previously securitized in the GMACC 2001-C2 transaction; and the Citiplace II property was previously securitized in the GSMS 2003-C1 transaction. The most recent prior financing of the Corporate II property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Data Center Office
Credit Assessment				Collateral:	Fee Simple
(Moody’s/Fitch/KBRA):	Aa2 / AA / AA			Location:	New York, NY
Sponsor:	60 Hudson Owner LLC			Year Built / Renovated:	1928-1930 / 2013
Borrower:	60 Hudson Owner LLC			Total Sq. Ft.:	1,098,735
Original Balance(1):	$125,000,000			Property Management:	Colliers Tri-State Management LLC
Cut-off Date Balance(1):	$125,000,000			Underwritten NOI:	$54,028,294
% by Initial UPB:	11.3%			Underwritten NCF:	$51,453,350
Interest Rate(2):	4.0000%			Appraised Value:	$977,000,000
Payment Date:	6th of each month			Appraisal Date:	September 11, 2013
First Payment Date:	December 6, 2013
Anticipated Repayment Date(2):	November 6, 2023			Historical NOI
Maturity Date:	November 6, 2043			Most Recent NOI:	$48,177,741 (T-12 August 31, 2013)
Amortization(3):	Interest Only			2012 NOI:	$38,199,705 (December 31, 2012)
Additional Debt(1):	$155,000,000 Pari Passu Debt			2011 NOI:	$38,240,617 (December 31, 2011)
Call Protection(4):	L(25), D(91), O(4)			2010 NOI:	$37,431,384 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place			2009 NOI:	$40,561,332 (December 31, 2009)
				2008 NOI:	$41,745,396 (December 31, 2008)
Reserves(5)
	Initial		Monthly	Historical Occupancy
Taxes:	$4,569,336		$942,594	Current Occupancy:	74.8% (August 29, 2013)
Insurance:	$0		Springing	2012 Occupancy:	73.0% (December 31, 2012)
Replacement:	$0		Springing	2011 Occupancy:	72.3% (December 31, 2011)
TI/LC:	$0		Springing	2010 Occupancy:	63.1% (December 31, 2010)
Income Tax Reserve(6):	$0		Springing	2009 Occupancy:	64.8% (December 31, 2009)
				2008 Occupancy:	76.7% (December 31, 2008)
Financial Information(7)
(1)       The Original Balance and Cut-off Date Balance of $125.0 million represent the non-controlling Note A-1 of the $280.0 million 60 Hudson Street Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-2 with an original principal balance of $155.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)       If the 60 Hudson Street Loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to the greater of (i) 7.5000% and (ii) the sum of (i) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (ii) 4.8300%.
(3)       Interest only though the Anticipated Repayment Date. After the occurrence of the Anticipated Repayment Date, the 60 Hudson Street Loan Combination amortizes on a 30-year schedule with monthly payments based on a 4.0000% interest rate.
(4)       The lockout period will be at least 25 payments beginning with and including the first payment date of December 6, 2013. Defeasance of the full $280.0 million 60 Hudson Street Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the pari passu companion loan and (ii) October 31, 2016. The 60 Hudson Street Loan Combination is freely prepayable on and after August 6, 2023.
(5)       See “Initial Reserves” and “Ongoing Reserves” herein.
(6)       See “Anticipated Repayment Date” herein.
(7)       DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 60 Hudson Street Loan Combination.
(8)       Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 3.37x and 3.21x, respectively.

Cut-off Date Balance / Sq. Ft.:		$255
Balloon Balance / Sq. Ft.:		$255
Cut-off Date LTV:		28.7%
Balloon LTV:		28.7%
Underwritten NOI DSCR(8):		4.76x
Underwritten NCF DSCR(8):		4.53x
Underwritten NOI Debt Yield:		19.3%
Underwritten NCF Debt Yield:		18.4%
Underwritten NOI Debt Yield at Balloon:		19.3%
Underwritten NCF Debt Yield at Balloon:		18.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
DataGryd	NR/NR/NR	165,985	15.1%	$66.31	18.1%	9/30/2032	(2)
Verizon/MCI Communications Services	A-/Baa1/BBB+	152,334	13.9%	$73.90	18.5%	Various	(3)
Telx	NR/B3/B-	98,853	9.0%	$75.51	12.3%	Various	(4)
Sprint Communications	B+/Ba2/BB-	96,826	8.8%	$70.00	11.1%	12/31/2022	(5)
Zayo Colocation	NR/NR/NR	43,156	3.9%	$106.22	7.5%	7/31/2022
Total Major Tenants		557,154	50.7%	$73.75	67.6%
Remaining Tenants		264,872	24.1%	$74.52	32.4%
Total Occupied Collateral		822,026	74.8%	$74.00	100.0%
Vacant		276,709	25.2%
Total		1,098,735	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
DataGryd has no early termination options and has three five-year renewal options with 18 months prior notice with the first renewal option rent at the greater of (i) the sum of (x) the annual fixed rent in effect during the final year of the initial lease term, plus (y) the amount equal to the number of rentable sq. ft. then covered by the lease, multiplied by $10.00, or (ii) fair market rent, multiplied by 60.0%, and the second and third renewal option rent at the greater of (i) the fixed rent during the previous renewal term and (ii) 100.0% of fair market rent.

(3)
Verizon/MCI Communications Services leases 125,456 sq. ft. of space with a lease expiration of December 31, 2014, 26,212 sq. ft. of space with a lease expiration of November 30, 2018 and 666 sq. ft. with a lease expiration of June 30, 2014. Verizon/MCI Communications Services has no early termination options and has one ten-year renewal option on 125,456 sq. ft. of its space which expires on December 31, 2014 at the greater of (i) 90% of the annual fixed rent payable during 2014 and (ii) fair market rent.

(4)
Telx leases 91,929 sq. ft. of data center space with a lease expiration of October 31, 2027 and 6,924 sq. ft. of office space with a lease expiration of May 1, 2019. Telx has no early termination options and has one five-year renewal option with 12 months prior notice at the greater of (i) the annual fixed rent in effect during the final year of the initial lease term or (ii) fair market rent.

(5)
Sprint Communications has no early termination options and has one ten-year renewal option with 18 months prior notice at the greater of (i) the annual fixed rent and tax escalation charges during the final year of the lease term or (ii) fair market rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	7	144,291	13.1%	144,291	13.1%	$74.25	17.6%	17.6%
2015	3	42,081	3.8%	186,372	17.0%	$79.05	5.5%	23.1%
2016	4	23,853	2.2%	210,225	19.1%	$81.85	3.2%	26.3%
2017	3	39,236	3.6%	249,461	22.7%	$74.69	4.8%	31.1%
2018	10	99,774	9.1%	349,235	31.8%	$73.16	12.0%	43.1%
2019	2	9,303	0.8%	358,538	32.6%	$66.16	1.0%	44.1%
2020	1	6,911	0.6%	365,449	33.3%	$53.00	0.6%	44.7%
2021	1	4,325	0.4%	369,774	33.7%	$73.54	0.5%	45.2%
2022	5	139,982	12.7%	509,756	46.4%	$81.17	18.7%	63.9%
2023	4	41,951	3.8%	551,707	50.2%	$73.26	5.1%	69.0%
Thereafter	25	270,319	24.6%	822,026	74.8%	$69.81	31.0%	100.0%
Vacant	NAP	276,709	25.2%	1,098,735	100.0%	NAP	NAP
Total / Wtd. Avg.	65	1,098,735	100.0%			$74.00	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

The Loan. The 60 Hudson Street loan (the “60 Hudson Street Loan”) is the non-controlling Note A-1 portion, in the original and cut-off date principal balances of $125.0 million, of a fixed rate loan in the aggregate principal amount of $280.0 million (the “60 Hudson Street Loan Combination”). The 60 Hudson Street Loan Combination is secured by the borrower’s fee simple interest in a 24-story data center and office building being operated chiefly as a carrier hotel (see description of a carrier hotel under “The Property” below) totaling 1,098,735 sq. ft. located at 60 Hudson Street in the TriBeCa neighborhood in Lower Manhattan, New York City (the “60 Hudson Street Property”). The 60 Hudson Street Loan Combination is evidenced by two pari passu notes. Only the Note A-1 will be included in the COMM 2013-CCRE13 mortgage trust. The controlling Note A-2, with an original and cut-off date principal balance of $155.0 million (the “60 Hudson Street Companion Loan”) is expected to be included in a future securitization. GACC has reserved the right to further split the Note A-2 into multiple notes.

The 60 Hudson Street Loan Combination has an anticipated repayment date of November 6, 2023 (the “Anticipated Repayment Date”) and a stated maturity date of November 6, 2043.  Prior to the Anticipated Repayment Date, the interest on the 60 Hudson Street Loan will accrue at a fixed rate of 4.0000% per annum and debt service will be paid on an interest only basis.  From and after the Anticipated Repayment Date, interest will accrue at an increased rate equal to the greater of (a) 7.5000% and (b) the sum of (1) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (2) 4.8300%, and debt service will be paid on a 30-year amortization schedule with monthly payments based on the initial interest rate (see description of payments after the Anticipated Repayment Date under “Anticipated Repayment Date” below).

The proceeds of the 60 Hudson Street Loan Combination were used to retire $160.0 million of existing mortgage loan debt and pay defeasance costs of approximately $11.8 million, fund upfront reserves of approximately $4.6 million, pay closing costs of approximately $4.5 million and return approximately $99.2 million of equity to the sponsor. Based on the appraised value of $977.0 million as of September 11, 2013, the cut-off date LTV of the 60 Hudson Street Loan Combination is 28.7% and the remaining implied equity is $697.0 million. The most recent prior financing of the 60 Hudson Street Property was included in the WBCMT 2005-C20 transaction.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations/Split Loan Structures―60 Hudson Street Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
60 Hudson Street Loan	$125,000,000	$125,000,000	COMM 2013-CCRE13	No
60 Hudson Street Companion Loan	$155,000,000	$155,000,000	GACC	Yes
Total	$280,000,000	$280,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$280,000,000	100.0%	Loan Payoff	$160,000,000	57.1%
			Defeasance Costs	$11,770,331	4.2%
			Reserves	$4,569,336	1.6%
			Closing Costs	$4,454,781	1.6%
			Return of Equity	$99,205,552	35.4%
Total Sources	$280,000,000	100.0%	Total Uses	$280,000,000	100.0%

The Borrower / Sponsor.    The borrower, 60 Hudson Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrower is controlled by Richard Czaja, co-president of The Stahl Organization, and Kenneth Carmel.

The Stahl Organization, a privately-held real estate company, was founded in 1949. Richard Czaja is a co-president of The Stahl Organization, where he has over 20 years of experience developing and managing real estate in New York City. The 60 Hudson Street Loan does not have a nonrecourse carve-out guarantor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

The Property.    The 60 Hudson Street Property consists of a 24-story carrier hotel totaling 1,098,735 sq. ft. located at 60 Hudson Street in the TriBeCa neighborhood of Lower Manhattan in New York City. The 60 Hudson Street Property occupies an entire city block and is bounded by Worth Street to the north, West Broadway to the east, Thomas Street to the south and Hudson Street to the west, with entrances on Hudson Street and West Broadway. Constructed from 1928-1930, the 60 Hudson Street Property was formerly known as the Western Union Building and served as the headquarters of the Western Union Company until 1973 and was designated in 1992 as a historic landmark by the New York City Landmarks Preservation Commission. The 60 Hudson Street Property features floor plates ranging from 30,000 to 60,000 sq. ft and as of August 29, 2013 was 74.8% leased under 65 separate leases. Approximately 5.4% of the net rentable area at the 60 Hudson Street Property is built out for office use.

Carrier hotels combine characteristics of traditional telecommunications facilities, which are used primarily for switching, as well as data centers, which are physical locations used to house computers designed to store data for an organization. Carrier hotels typically feature multiple telecommunications carriers in separate suites, with interconnection among the providers occurring via direct connections between suites or through the use of an intermediary “Meet-Me Room”. Zayo Colocation (d/b/a “zColo”) operates the 60 Hudson Street Property Meet-Me Room, which provides access to an estimated 300 network providers, including AT&T, Bell Canada, Equinix, Global Crossing Telecommunication, Level 3, Qwest Communications, Sprint Communications, Telx, Verizon Business, TW Telecom and XO Communications. Since 2010, the sponsors have invested in excess of $16.2 million in renovations to the 60 Hudson Street Property, including elevator modernization, installation of new cooling towers and lobby and corridor upgrades.

Environmental Matters.    The Phase I environmental report dated September 4, 2013 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan already in place at the 60 Hudson Street Property.

Major Tenants.

DataGryd (165,985 sq. ft., 15.1% of NRA, 18.1% of U/W Base Rent) DataGryd, founded in 2012 by Peter Feldman, is headquartered at the 60 Hudson Street Property and is an industry leader in green design for data centers. DataGryd offers equipment-ready facilities for data center tenants which can be delivered in any power configuration and can be sub-divided or scaled up with additional power and cooling, as well as build-to-suit data center space which can be connected to DataGryd’s power and cooling infrastructure at the 60 Hudson Street Property. Since taking occupancy at the 60 Hudson Street Property, DataGryd has installed a 9MW gas-powered cogeneration plant and has plans to upgrade the building’s electrical infrastructure to handle up to 25MW of power. DataGryd’s onsite, EPA-certified natural gas combined cooling, heating and power plant transmits power to its users in an energy-efficient manner to reduce their operating costs by up to 30%.

DataGryd has no early termination options and has three five-year renewal options with 18 months prior notice with the first renewal option rent at the greater of (i) the sum of (x) the annual fixed rent in effect during the final year of the initial lease term, plus (y) the amount equal to the number of rentable sq. ft. then covered by the lease, multiplied by $10.00, or (ii) fair market rent, multiplied by 60.0%, and the second and third renewal option rent at the greater of (i) the fixed rent during the previous renewal term and (ii) 100.0% of fair market rent.

Verizon/MCI Communications Services (152,334 sq. ft., 13.9% of NRA, 18.5% of U/W Base Rent) MCI Communications Services, Inc. is a wholly owned subsidiary of Verizon Communications Inc. (hereafter, “Verizon”). Both MCI Communications Services, Inc. and predecessor entities to Verizon Communications Inc. have continuously leased space at the 60 Hudson Street Property since 1984 and 1986, respectively. Verizon is one of the world’s leading providers of communications, information and entertainment products and services to consumers, businesses and governmental agencies, with a presence in over 150 countries around the world and a global workforce of approximately 193,900 employees. Verizon’s consumer products include FiOS high-speed internet and Verizon Wireless 3G and 4G LTE networks, among others. Verizon’s enterprise offerings include infrastructure and cloud services as well as private Internet Protocol services, among others.

Verizon/MCI Communications Services leases 125,456 sq. ft. of space with a lease expiration of December 31, 2014, 26,212 sq. ft. of space with a lease expiration of November 30, 2018 and 666 sq. ft. with a lease expiration of June 30, 2014. Verizon/MCI Communications Services has no early termination options and has one ten-year renewal option on 125,456 sq. ft. of its space which expires on December 31, 2014 at the greater of (i) 90% of the annual fixed rent payable during 2014 and (ii) fair market rent.

Telx (98,853 sq. ft., 9.0% of NRA, 12.3% of U/W Base Rent) Founded in 2000, Telx is a leading provider of interconnection and secure data center services in strategic, high-demand North American markets. Telx operates a national portfolio of strategically located interconnection and colocation facilities. Telx’s NYC1 facility at the 60 Hudson Street Property serves as its flagship interconnection facility and offers low-latency access to more than 400 carriers, financial exchanges and application, media, content and software-as-a-service providers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

Telx leases 91,929 sq. ft. of data center space with a lease expiration of October 31, 2027 and 6,924 sq. ft. of office space with a lease expiration of May 1, 2019. Telx has no early termination options and has one five-year renewal option with 12 months prior notice at the greater of (i) the annual fixed rent in effect during the final year of the initial lease term or (ii) fair market rent.

The Market.    The 60 Hudson Street Property is located in the TriBeCa neighborhood of Lower Manhattan. Forty-two of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications, J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York’s economy, with high-tech industries such as internet services growing rapidly. New York is the leading international internet gateway in the United States because of its position at the terminus of the transatlantic fiber optic trunkline.

The 60 Hudson Street Property is located in the New York data center submarket of the larger Northeastern U.S. Region data center market. The market is comprised of 47 data center facilities with a total gross building area of 2,920,000 sq. ft. Key demand drivers for data center space in the New York submarket include the large number of financial, insurance and pharmaceutical firms which occupy a large amount of data center space, as well as the vast number of small and midsized internet enterprises and hosting firms that support the New York economy. In addition, New York serves as the key point of confluence for North American and European fiber networks. A large number of European carriers and service providers use low-cost transatlantic fiber capacity and wavelength services to establish points of presence in data center facilities in New York.

The 60 Hudson Street Property is located in the Downtown Manhattan office market within the City Hall office submarket. As of Q3 2013, the City Hall office submarket contained over 20.8 million sq. ft. of office space. Direct vacancy for Class B space in the City Hall office submarket was 0.8% compared to 6.0% for the Manhattan Class B office market as a whole, with asking rents for Class B space in the City Hall submarket of $41.98 PSF compared to $47.61 PSF for the overall Downtown Manhattan market average. There are no office projects currently under construction in the City Hall office submarket.

The appraiser identified three comparable data center properties in the New York market, which are presented in the subsequent chart.

Comparable Properties(1)
Property Name	60 Hudson Street Property(2)	111 Eighth Avenue	325 Hudson Street	375 Pearl Street
Distance from Subject	NAP	1.7 miles	0.6 miles	0.7 miles
Year Built / Renovated	1928-1930 / 2013	1931 / 1988	1969 / 2001	1975
Total Occupancy	74.8%	99.0%	97.0%	Sale-leaseback
Size (Sq. Ft.)	1,098,735	2,961,071	206,608	1,100,000
Major Tenants	DataGryd	Google	Verizon	Verizon
	Verizon	Sprint Communications	Level 3 Communications
	Telx	Level 3 Communications	Pearson
	Sprint Communications	Verizon	State University of New York
	Zayo Colocation
(1)	Source: Appraisal
(2)	Based on rent roll dated August 29, 2013

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(1)	$43,636,196	$44,002,454	$45,461,828	$53,731,323	$62,654,143	$57.02
Value of Vacant Space	0	0	0	0	19,783,227	18.01
Gross Potential Rent	$43,636,196	$44,002,454	$45,461,828	$53,731,323	$82,437,370	$75.03
Total Recoveries	3,190,679	3,876,879	3,622,132	4,285,449	4,009,275	3.65
Total Other Income	26,623,110	25,893,697	23,222,192	23,373,488	21,097,699	19.20
Less: Vacancy(2)	0	0	0	0	(19,783,227)	(18.01)
Effective Gross Income	$73,449,985	$73,773,030	$72,306,152	$81,390,260	$87,761,118	$79.87
Total Operating Expenses	36,018,601	35,532,414	34,106,447	33,212,519	33,732,823	30.70
Net Operating Income	$37,431,384	$38,240,617	$38,199,705	$48,177,741	$54,028,294	$49.17
TI/LC	0	0	0	0	2,300,260	2.09
Capital Expenditures	0	0	0	0	274,684	0.25
Net Cash Flow	$37,431,384	$38,240,617	$38,199,705	$48,177,741	$51,453,350	$46.83
Average Effective Annual Rent PSF	$62.94	$55.39	$56.68	$66.38	$74.00

(1)
U/W Base Rent includes $1,826,121 in contractual step rent through October 2014. U/W Base Rent is approximately $15.4 million higher than 2012 Base Rent, net of rent steps, due primarily to an increase in DataGryd’s rent which commenced in September 2012, accounting for approximately $6.3 million in base rent, an increase in Sprint Communications’ rent which commenced in January 2013, accounting for $4.4 million in base rent and an expansion by DataGryd occurring in October 2013 accounting for approximately $2.4 million in base rent.

(2)	U/W Vacancy represents 18.4% of gross income.

Property Management.    The 60 Hudson Street Property is managed by Colliers Tri-State Management LLC.

Lockbox / Cash Management.    The 60 Hudson Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 60 Hudson Street Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) upon the occurrence of the Anticipated Repayment Date or (iii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio is less than 1.50x and ends if the debt service coverage ratio, as determined by lender, is at least 1.60x for two consecutive quarters, calculated on an annualized three month trailing basis.

Initial Reserves.    At closing, the borrower deposited $4,569,336 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $942,594 per month, into a tax reserve account. Upon the occurrence of (i) an event of default, (ii) the Anticipated Repayment Date or (iii) a Low Debt Service Period, the borrower will be required to deposit (a) $27,468 into a capital expenditure account and (b) $91,561 into an account for tenant improvements and leasing commissions. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

Anticipated Repayment Date.   The 60 Hudson Street Loan Combination has an Anticipated Repayment Date of November 6, 2023, and a stated maturity date of November 6, 2043.  From and after the Anticipated Repayment Date, (i) the interest rate on the 60 Hudson Street Loan Combination will increase from the initial interest rate of 4.0000% to the greater of (a) 7.5000% and (b) the sum of (1) the 10-year mid-market swap spread as of the Anticipated Repayment Date and (2) 4.8300% (the portion of such increased interest in excess of the initial interest rate, together with any interest accruing thereon, “Excess Interest”), (ii) the 60 Hudson Street Loan Combination will begin amortizing on a 30-year schedule based on the initial interest rate (such principal and interest at the initial interest rate, “Regular Debt Service”), (iii) Excess Interest will be deferred until maturity or earlier payment from excess cash flow as described below, (iv) on each monthly payment date (a) 80% of excess cash flow after payment of the monthly installments of Regular Debt Service and funding of reserves and operating expenses shall be applied to reduce the outstanding principal balance of the 60 Hudson Street Loan Combination until the outstanding principal balance has been reduced to zero, and then to Excess Interest, and (b) the remaining 20% of excess cash flow will either (1) so long as (A) no event of default is continuing, (B) no Low Debt Service Period is continuing, (C) the debt yield is greater than 9.5% and (D) the debt service coverage ratio is at least equal to 1.15x, be deposited into an income tax reserve account for disbursement to the borrower for distributions to its direct and indirect equity owners on account of income tax liabilities of such equity owners arising from ownership in the 60 Hudson Street Property, or (2) be applied to reduce the outstanding principal balance of the 60 Hudson Street Loan Combination until the outstanding principal balance has been reduced to zero and then to Excess Interest if any of the conditions described in the foregoing clauses (A)-(D) are not satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

60 Hudson Street New York, NY 10013	Collateral Asset Summary – Loan No. 1 60 Hudson Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,000,000 28.7% 4.53x 19.3%

CARTIFACT
60 Hudson Street
60 Hudson Street
New York, NY 10013
New York
MANHATTAN
West New York
Union City
Hoboken
Jersey City
Central Park
QUEENS
BROOKLYN
Hudson River
HUDSON SQUARE
TRIBECA
CIVIC CENTER
CITY HALL PARK
COLUMBUS PARK
WORLD TRADE CENTER MEMORIAL
WEST STREET
CANAL STREET
CHAMBERS STREET
HUDSON STREET
WEST BROADWAY
CHURCH STREET
BROADWAY
WORTH STREET
THOMAS STREET
DUANE STREET
READE STREET
WARREN STREET
MURRAY STREET
PARK PLACE
BARCLAY STREET
VESEY STREET
FULTON STREET
CORTLANDT STREET
LIBERTY STREET
GREENWICH STREET
SIXTH AVENUE (AVENUE OF THE AMERICAS)
ERICSSON PLACE
WORLD FINANCIAL CENTER
9A

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Credit Assessment				Collateral:	Fee Simple
(Moody’s/Fitch/KBRA):	A3 / BBB- / A			Location:	St. Louis, MO
Sponsor:	GGPLP L.L.C.			Year Built / Renovated:	1986 / 2006, 2011
Borrower:	Saint Louis Galleria L.L.C.			Total Sq. Ft.:	1,181,492
Original Balance(1):	$100,000,000			Total Collateral Sq. Ft.(5):	467,440
Cut-off Date Balance(1):	$100,000,000			Property Management:	General Growth Management, Inc.
% by Initial UPB:	9.0%			Underwritten NOI:	$24,733,308
Interest Rate:	3.379377%			Underwritten NCF:	$23,913,700
Payment Date:	1st of each month			Appraised Value:	$449,000,000
First Payment Date:	December 1, 2013			Appraisal Date:	September 16, 2013
Maturity Date:	November 1, 2018
Amortization:	Interest Only			Historical NOI
Additional Debt(1)(2):	$95,000,000 Pari Passu Debt;			Most Recent NOI:	$22,712,905 (T-12 August 31, 2013)
	$20,000,000 Subordinate Secured Debt;			2012 NOI:	$21,637,075 (December 31, 2012)
	Future Mezzanine Debt Permitted			2011 NOI:	$18,451,171 (December 31, 2011)
Call Protection(3):	L(25), D(31), O(4)			2010 NOI:	$17,340,840 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing			2009 NOI:	$19,398,054 (December 31, 2009)

Reserves(4)				Historical Occupancy(8)
	Initial	Monthly		Current Occupancy:	95.9% (August 31, 2013)
Taxes:	$0	Springing		2012 Occupancy:	94.1% (December 31, 2012)
Insurance:	$0	Springing		2011 Occupancy:	89.6% (December 31, 2011)
Replacement:	$0	Springing		2010 Occupancy:	95.8% (December 31, 2010)
TI/LC:	$0	Springing		2009 Occupancy:	88.8% (December 31, 2009)

(1)   The Original Balance and Cut-off Date Balance of $100.0 million represent a portion of the aggregate $195.0 million senior pari passu portions of two notes and which, together with the $20.0 million junior non-pooled portion of the note included in this transaction, represent the aggregate $215.0 million original and cut-off date balance of the Saint Louis Galleria Loan Combination. For additional information on the Saint Louis Galleria Loan Combination, see “The Loan” herein.
(2)   See “Future Mezzanine Indebtedness Permitted” herein.
(3)   The lockout period will be at least 25 payments beginning with and including the first payment date of December 1, 2013. Defeasance of the full $215.0 million Saint Louis Galleria Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu senior or subordinate companion loan to be securitized and (ii) October 7, 2016.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate $195.0 million senior pari passu portions of the two notes that constitute the Saint Louis Galleria Loan Combination, but exclude the $20.0 million junior non-pooled portion of one of those notes.
(6)   Based on Total Collateral Sq. Ft. of 467,440. Excludes Dillard’s (313,913 sq. ft.), Macy’s (262,139 sq. ft.) and Nordstrom (138,000 sq. ft.), which are not part of the collateral.
(7)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on an assumed 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 2.39x and 2.31x for the pari passu portions of the two notes that constitute the Saint Louis Galleria Loan Combination, respectively.
(8)   Current and historical occupancies based on Total Collateral Sq. Ft. of 467,440.

Financial Information(5)
		Senior	Loan
		Loan	Combination
Cut-off Date Balance / Sq. Ft.(6):		$417	$460
Balloon Balance / Sq. Ft.(6):		$417	$460
Cut-off Date LTV:		43.4%	47.9%
Balloon LTV:		43.4%	47.9%
Underwritten NOI DSCR(7):		3.70x	3.30x
Underwritten NCF DSCR(7):		3.58x	3.19x
Underwritten NOI Debt Yield:		12.7%	11.5%
Underwritten NCF Debt Yield:		12.3%	11.1%
Underwritten NOI Debt Yield at Balloon:		12.7%	11.5%
Underwritten NCF Debt Yield at Balloon:		12.3%	11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)(3)	Sales PSF(2)(3)(4)	Occupancy Cost (% of Sales)(2)(5)

Non-Collateral Anchors
Dillard’s	BBB-/Ba3/BB+	313,913	NAP	NAP	NAP	$26,000	$83	0.5%
Macy’s	BBB/Baa3/BBB	262,139	NAP	NAP	NAP	$57,000	$217	0.2%
Nordstrom	A-/Baa1/A-	138,000	NAP	NAP	NAP	$45,300	$328	0.1%

Theater
Galleria 6 Cinemas(4)	NR/NR/NR	19,624	4.2%	8/31/2023	$20.00	$2,358	$392,935	18.9%

Major Tenants
Blackfinn American Grille	NR/NR/NR	20,207	4.3%	1/31/2022	$17.78	$3,179	$157	15.1%
H&M	NR/NR/NR	12,913	2.8%	1/31/2016	$40.00	$5,271	$408	9.8%
Urban Outfitters	NR/NR/NR	12,623	2.7%	1/31/2016	$46.93	$4,780	$379	12.4%
Love Culture	NR/NR/NR	12,553	2.7%	11/30/2020	$48.67	$2,448	$195	25.0%
Forever 21	NR/NR/NR	11,798	2.5%	1/31/2020	$51.39	$3,674	$311	17.3%
Express(6)	NR/NR/BB	11,467	2.5%	1/31/2014	$30.00	$4,165	$363	18.9%
Victoria’s Secret	BB+/Ba1/BB+	11,138	2.4%	1/31/2016	$37.50	$6,766	$607	12.8%
The Cheesecake Factory	NR/NR/NR	10,104	2.2%	1/31/2023	$35.00	$10,356	$1,025	6.8%
Gap	BBB-/Baa3/BBB-	10,068	2.2%	5/31/2015	$82.82	$4,400	$437	22.0%
Subtotal		112,871	24.1%		$41.06	$45,038	$399	13.7%

In-line Tenants (<10,000 sq. ft.)		296,504	63.4%		$54.31	$134,478	$553	15.9%
Apple	NR/NR/NR	6,312	1.4%		$55.70	$32,247	$5,109	1.3%

Specialty Leasing		12,359	2.6%
ATM/Kiosks/Storage		436	0.1%
Total Occupied Collateral		448,106	95.9%

Vacant		19,334	4.1%
Total Collateral		467,440	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of August 31, 2013. Based on a percentage of collateral square feet, approximately 82.4% of in-line tenants and 81.7% of total collateral tenants reported sales for the period.

(3)	Total Sales (000s) and Sales PSF figures for both collateral and non-collateral anchor tenants are estimates provided by the borrower.
(4)	Galleria 6 Cinemas Sales PSF figure represents sales per screen and is based on six screens.
(5)	Occupancy Cost (% of Sales) excludes utilities reimbursement.
(6)	The sponsor is currently negotiating a lease renewal with Express.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	17	26,780	5.7%	26,780	5.7%	$44.31	5.5%	5.5%
2015	21	63,784	13.6%	90,564	19.4%	$51.91	15.4%	20.9%
2016	18	65,792	14.1%	156,356	33.4%	$48.49	14.8%	35.8%
2017	13	30,849	6.6%	187,205	40.0%	$56.77	8.2%	43.9%
2018	5	24,761	5.3%	211,966	45.3%	$65.43	7.5%	51.5%
2019	5	16,496	3.5%	228,462	48.9%	$47.84	3.7%	55.2%
2020	10	39,250	8.4%	267,712	57.3%	$50.19	9.2%	64.3%
2021	17	48,714	10.4%	316,426	67.7%	$51.11	11.6%	75.9%
2022	13	42,525	9.1%	358,951	76.8%	$36.10	7.1%	83.1%
2023	14	70,770	15.1%	429,721	91.9%	$38.29	12.6%	95.7%
Thereafter	4	18,385	3.9%	448,106	95.9%	$50.57	4.3%	100.0%
Vacant	NAP	19,334	4.1%	467,440	100.0%	NAP	NAP
Total / Wtd. Avg.	137	467,440	100.0%			$47.94	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.    The Saint Louis Galleria loan (the “Saint Louis Galleria Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 467,440 sq. ft. portion of a super regional mall located at 1155 Saint Louis Galleria in St. Louis, Missouri (the “Saint Louis Galleria Property”) with an original principal balance of $120.0 million and consisting of a senior pooled component in the amount of $100.0 million (the “Saint Louis Galleria Senior Pooled Component”) and a junior non-pooled component in the amount of $20.0 million (the “Saint Louis Galleria Junior Non-Pooled Component”). The Saint Louis Galleria Loan represents a portion of a fixed rate loan in the aggregate principal balance of $215.0 million comprised of two notes (the “Saint Louis Galleria Loan Combination”). The Saint Louis Galleria Loan Combination includes (i) the Saint Louis Galleria Senior Pooled Component which is the senior portion of one of the notes (Note A-1) that constitutes the Saint Louis Galleria Loan Combination, (ii)  a $95.0 million senior note (Note A-2) (the “Saint Louis Galleria Senior Pari Passu Companion Loan”) and (iii) the Saint Louis Galleria Junior Non-Pooled Component which is the junior portion of one of the notes (Note A-1) that constitutes the Saint Louis Galleria Loan Combination. The Saint Louis Galleria Senior Pooled Component and the Saint Louis Galleria Senior Pari Passu Companion Loan are pari passu in right of payment with each other and are each generally senior in right of payment to the Saint Louis Galleria Junior Non-Pooled Component as and to the extent described in “Description of the Mortgage Pool – Loan Combinations/Split Loan Structures – The Saint Louis Galleria Loan Combination” in the Free Writing Prospectus. Only the Saint Louis Galleria Loan will be included in the COMM 2013-CCRE13 mortgage trust and only the Saint Louis Galleria Senior Pooled Component (but not the Saint Louis Galleria Junior Non-Pooled Component) will be pooled with the other mortgage loans that back the offered certificates. The Saint Louis Galleria Junior Non-Pooled Component will be included in the COMM 2013-CCRE13 mortgage trust but will not be pooled with the other mortgage loans that back the offered certificates. The non-controlling Saint Louis Galleria Senior Pari Passu Companion Loan will not be included in the COMM 2013-CCRE13 mortgage trust and is expected to be included in a future securitization. The Saint Louis Galleria Loan Combination has a five-year term and is interest only for its entire term.  The Saint Louis Galleria Junior Non-Pooled Component accrues interest at a rate of 3.977315% per annum and is coterminous with the Saint Louis Galleria Senior Pooled Component and the Saint Louis Galleria Senior Pari Passu Companion Loan. The Saint Louis Galleria Junior Non-Pooled Component is interest only for its entire five-year term.

The proceeds of the Saint Louis Galleria Loan Combination, along with approximately $2.1 million in equity from the sponsor, were used to retire existing debt of approximately $216.2 million and fund closing costs of approximately $0.8 million. Based on the appraised value of $449.0 million as of September 16, 2013, the cut-off date LTV ratio is 43.4% for the Saint Louis Galleria Senior Pooled Component and the Saint Louis Galleria Pari Passu Companion Loan and, after adding the Saint Louis Galleria Junior Non-Pooled Component, the remaining implied equity including is $234.0 million. The most recent financing of the Saint Louis Galleria Property was included in the CSMC 2006-C1 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Saint Louis Galleria Senior Pooled Component	$100,000,000	$100,000,000	COMM 2013-CCRE13	Yes
Saint Louis Galleria Senior Pari Passu Companion Loan	$95,000,000	$95,000,000	GACC	No
Saint Louis Galleria Junior Non-Pooled Component	$20,000,000	$20,000,000	COMM 2013-CCRE13	No
Total	$215,000,000	$215,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Saint Louis Galleria Senior Pooled Component and Saint Louis Galleria Senior Pari Passu Companion Loan	$195,000,000	89.8%	Loan Payoff	$216,226,419	99.6%

Saint Louis Galleria Junior Non-Pooled Component	$20,000,000	9.2%	Closing Costs	$838,759	0.4%

Sponsor Equity	$2,065,177	1.0%
Total Sources	$217,065,177	100.0%	Total Uses	$217,065,177	100.0%

The Borrower / Sponsor.    The borrower, Saint Louis Galleria L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower is a joint venture between subsidiaries of General Growth Properties, Inc. (“GGP”) and the Canadian Pension Plan Investment Board (“CPPIB”). The nonrecourse carve-out guarantor (GGPLP L.L.C.) is a subsidiary of GGP.

Headquartered in Chicago, Illinois, GGP (NYSE: GGP) is a real estate investment trust focused on owning, managing, leasing and redeveloping regional malls throughout the United States. With a portfolio of 123 regional malls totaling approximately 124 million sq. ft, GGP is the second largest retail property REIT in the United States. In addition to the Saint Louis Galleria Property, other GGP malls include Ala Moana Center in Honolulu, Hawaii, Tyson’s Galleria in Washington D.C., Glendale Galleria in Los Angeles, California and Water Tower Place in Chicago, Illinois.

CPPIB is a professional investment management organization that invests the funds not needed by the Canada Pension Plan to pay current benefits on behalf of 18 million Canadian contributors and beneficiaries. CPPIB invests in public equities, private equities, real estate, infrastructure and fixed income instruments. Headquartered in Toronto, with offices in London and Hong Kong, CPPIB is governed and managed independently of the Canada Pension Plan and at arm’s length from governments.

The Property.    The Saint Louis Galleria Property consists of 467,440 collateral sq. ft. of a 1,181,492 sq. ft., three-story, super regional mall located approximately nine miles west of downtown St. Louis, Missouri and features 137 retailers including nationally recognized tenants such as H&M, Urban Outfitters, Forever 21, The Cheesecake Factory and Gap, among others. Additionally, the Saint Louis Galleria Property includes an independently run, boutique-style movie theater (Galleria 6 Cinemas) and a full food court.

The Saint Louis Galleria Property collateral excludes 313,913 sq. ft. of anchor space owned by Dillard’s, 262,139 sq. ft. of anchor space owned by Macy’s and 138,000 sq. ft. of anchor space owned by Nordstrom. Excluding these non-collateral anchor tenants, the Saint Louis Galleria Property is 95.9% occupied as of August 31, 2013. The Saint Louis Galleria Property was constructed in 1986 and renovated in 2006 and 2011. In 2011, approximately $66 million was invested into the Saint Louis Galleria Property to demolish a former Lord & Taylor anchor site and to add Nordstrom (not part of the collateral) in its place, expand a parking garage and reconfigure the mall entrance. There are 5,000 parking spaces at the Saint Louis Galleria Property, for a parking ratio of 4.23 per 1,000 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

The subsequent chart represents historical sales PSF at the Saint Louis Galleria Property.

Historical Sales PSF(1)
	2010	2011	2012	T-12 8/31/2013	T-12 8/31/2013 Occupancy Cost
Dillard’s (Non-Collateral)(2)	NAV	$82	$83	NAV	NAP
Macy’s (Non-Collateral)(3)	NAV	$215	$217	NAV	NAP
Nordstrom (Non-Collateral)(4)	NAV	NAV	$328	NAV	NAP

Major Tenants (>10,000 sq. ft.)	$462	$444	$453	$399	13.7%

Galleria 6 Cinemas(5)	$354,779	$342,977	$398,515	$392,935	18.9%

In-line Tenants (<10,000 sq. ft.)	$516	$538	$558	$553	15.9%
Apple(6)	NAV	$4,889	$5,464	$5,109	1.3%
Total In-line Tenants(7)	$516	$681	$689	$668	13.0%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Dillard’s estimated gross sales for 2012 were $26.0 million versus the 2012 national average of $20.6 million in gross sales per store.
(3)	Macy’s estimated gross sales for 2012 were $57.0 million versus the 2012 national average of $29.3 million in gross sales per store.
(4)	Nordstrom’s estimated gross sales for 2012 were $45.3 million versus the 2012 national average of $44.5 million in gross sales per store. Nordstrom’s space was added in 2011.
(5)	Sales information represents sales per screen and is based on six screens.
(6)	Apple took occupancy in October 2010. Sales PSF for 2010 are not available.
(7)	Approximately 56.0%, 63.3%, 78.3% and 82.4% of in-line tenants by collateral sq. ft. reported sales in 2010, 2011, 2012 and as of trailing 12-month ended August 31, 2013, respectively.

Environmental Matters.    The Phase I environmental report dated September 30, 2013 recommended no further action at the Saint Louis Galleria Property.

The Market.    The Saint Louis Galleria Property is located approximately nine miles west of downtown St. Louis, with primary access via Brentwood Boulevard and Clayton Road, two primary traffic carriers in the neighborhood. Access to Interstate 64, which provides connection to downtown St. Louis, and Interstate 170, which provides connection to the Lambert-St. Louis International Airport, is located one block south of the Saint Louis Galleria Property. Washington University in St. Louis and Saint Louis University, with a combined student population of approximately 26,000 students, are each located within seven miles of the Saint Louis Galleria Property.

The primary trade area of the Saint Louis Galleria Property is considered to be a five-mile radius, which has a 2013 population of 291,113, and an average household income of $78,196. Within a one-mile radius, the average household income is $94,920. The St. Louis metropolitan statistical area is home to nine of the nation’s Fortune 500 corporations, with employment most heavily concentrated in trade, education and health services and professional and business services.

The chart below summarizes the Saint Louis Galleria Property’s competitive set. The closest primary competitive property, Plaza Frontenac, is also owned by GGP and CPPIB.

Competitive Set(1)
Name	Saint Louis Galleria Property	Plaza Frontenac	West County Center
Distance from Subject	NAP	3 miles	6 miles
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall
Year Built / Renovated	1986 / 2006, 2011	1974 / 1994	1969 / 2003
Occupancy	95.9%(2)	97.3%	98.0%
Size (Sq. Ft.)(3)	1,181,492	490,273	1,211,234
Anchors / Major Tenants(3)	Macy’s, Dillard’s, Nordstrom	Neiman Marcus, Saks Fifth Avenue	JC Penney, Macy’s, Dick’s Sporting Goods, Nordstrom
(1)	Source: Appraisal
(2)	Occupancy based on collateral of 467,440 sq. ft. as of the August 31, 2013 rent roll.
(3)	Includes Dillard’s (313,913 sq. ft.), Macy’s (262,139 sq. ft.) and Nordstrom (138,000 sq. ft.), which are not part of the collateral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent	$16,939,389	$19,540,193	$20,397,408	$21,483,310	$45.96
Step Rent(1)	0	0	0	403,408	0.86
Value of Vacant Space	0	0	0	1,581,405	3.38
Gross Potential Rent	$16,939,389	$19,540,193	$20,397,408	$23,468,123	$50.21
Total Recoveries	8,925,451	9,876,540	10,440,274	11,346,131	24.27
Total Other Income	3,959,588	3,624,826	3,192,799	3,094,875	6.62
Less: Bad Debt	(75,085)	(184,469)	(121,828)	0	0.00
Less: Mark to Market	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	(1,581,405)	(3.38)
Effective Gross Income	$29,749,343	$32,857,091	$33,908,652	$36,327,725	$77.72
Total Operating Expenses	11,298,171	11,220,015	11,195,746	11,594,416	24.80
Net Operating Income(3)	$18,451,171	$21,637,075	$22,712,905	$24,733,308	$52.91
TI/LC	0	0	0	726,294	1.55
Capital Expenditures	0	0	0	93,314	0.20
Net Cash Flow	$18,451,171	$21,637,075	$22,712,905	$23,913,700	$51.16

(1)	U/W Step Rent is based on rent steps through September 2014.
(2)	U/W Vacancy represents 4.2% of gross income.
(3)
The increase in U/W Net Operating Income over the trailing 12-month ended August 31, 2013 is primarily attributable to (i) an approximately $1.1 million increase in base rent due to recently opened tenants including Jos. A. Bank, Microsoft, Kay Jewelers, West Elm, The Children’s Place and Zumiez, (ii) scheduled rent increases of $403,408 and (iii) an approximately $0.9 million increase in recoveries due to increase in permanent occupancy and scheduled fixed CAM increases at the Saint Louis Galleria Property.

Property Management.    The Saint Louis Galleria Property is managed by General Growth Management, Inc, an affiliate of the borrower.

Lockbox / Cash Management.    The Saint Louis Galleria Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period (as defined below).

A “Trigger Period” will exist (i) during a Cash Sweep Event Period (as defined below), (ii) if the DSCR falls below 1.50x, until such time that the DSCR is greater than 1.50x for two consecutive quarters, or (iii) upon an event of default under the mezzanine loan documents, if any, until such time that lender receives a notice from the mezzanine lender that the applicable default has been cured or waived.

All excess cash will remain in the lender controlled account and held as additional collateral for the Saint Louis Galleria Loan during a Cash Sweep Event Period. A “Cash Sweep Event Period” will exist (x) during an event of default under the loan documents or (y) upon a bankruptcy action of the borrower, guarantor or property manager, until such time that, (i) with respect to the borrower, the bankruptcy action has been discharged, stayed or dismissed or (ii) with respect to guarantor or property manager, such guarantor or property manager has been replaced in accordance with the loan documents.

Initial Reserves.    None.

Ongoing Reserves.    During a Trigger Period, the borrower is required to deposit monthly reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) unless an acceptable blanket insurance policy is in place, 1/12 of the estimated insurance premiums into the insurance reserve, (iii) $7,776 into a replacement reserve account, subject to a cap equal to 12 times the required monthly deposit amount and (iv) $38,770 into a TI/LC reserve account, subject to a cap equal to 12 times the required monthly deposit amount. In addition, upon acquisition of any Expansion Parcels, the borrower is required to deposit 110.0% of any estimated required repairs to such Expansion Parcel into the replacement reserve.

Current Mezzanine Indebtedness.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Future Mezzanine or Subordinate Indebtedness Permitted.    The Saint Louis Galleria Loan documents permit future mezzanine debt secured by direct or indirect ownership interests in the borrower from and after the payment date in June 2014 subject to the satisfaction of certain conditions, including, among other things, that: (i) the combined LTV ratio is no greater than 45.5%, (ii) the combined DSCR is at least equal to 2.23x, (iii) the mezzanine debt is current pay only (with no PIK or similar features), (iv) if such mezzanine debt is subject to a floating rate of interest, the mezzanine borrower acquires and maintains an interest rate cap agreement reasonably acceptable to lender and in a notional amount not less than the outstanding principal balance of the mezzanine loan, (v) the mezzanine lender enters into an acceptable intercreditor agreement and (vi) the mezzanine loan is coterminous with or longer than the term of the Saint Louis Galleria Loan Combination.

Partial Release and Substitution.    The borrower may obtain the release of one or more vacant, non-income producing parcels or outlots and/or one or more parcels that adjoin the shopping center acquired by the borrower upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the parcel subject to the release is not necessary for the remaining Saint Louis Galleria Property to comply with zoning or legal requirements, (iii) the release will not result in the downgrade, withdrawal or qualification of the then current rating assigned to any Class of Certificates and (iv) the release will not result in an LTV ratio that does not comply with REMIC guidelines.

In addition, the borrower is permitted to obtain the release of collateral parcels (an “Exchange Parcel”) from the lien of the mortgage in exchange for the substitution of new parcels (each, an “Acquired Parcel”) as collateral for the Saint Louis Galleria Loan upon 30 days prior notice, subject to the satisfaction of certain conditions, including among other things, that: (i) the Exchange Parcel is vacant, non-income producing and unimproved (or improved only by landscaping or readily re-locatable facilities), (ii) with respect to the Acquired Parcel, the borrower has delivered, among other things (a) an environmental report acceptable to lender, (b) title insurance and (c) if the Acquired Parcel is improved, a property condition report indicating that the Acquired Parcel is in good condition and (d) if repairs are recommended by the property condition report or if the environmental report discloses the presence of hazardous materials at the Acquired Parcel, cash or a guaranty from the guarantor in an amount equal to 110% of any estimated repairs or remediation costs, as applicable are provided, (iii) the LTV ratio of the remaining Saint Louis Galleria Property (after giving effect to such substitution) is equal to or less than 125% unless the substitution parcel has a fair market value equal to or greater than the fair market value of the released parcel and (iv) the substitution does not adversely affect the DSCR of the Saint Louis Galleria Property except in a de minimis manner.

Acquired Expansion Parcels.    The borrower has the right, at its own expense, to acquire one or more parcels of land that constitutes an integral part of, or adjoins, the shopping center and is not owned by borrower on the date of origination of the Saint Louis Galleria Loan (“Expansion Parcel”), to become additional collateral for the Saint Louis Galleria Loan whereupon, after amending the mortgage, such parcel will constitute a portion of the Saint Louis Galleria Property, upon satisfaction of specified conditions including, among other things, that (i) there is no event of default, (ii) the borrower acquires a fee simple or leasehold interest to the applicable Expansion Parcel and (iii) the expansion does not adversely affect the DSCR except in a de minimis manner.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1155 Saint Louis Galleria St. Louis, MO 63117	Collateral Asset Summary – Loan No. 2 Saint Louis Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 43.4% 3.58x 12.7%

Saint Louis Galleria
1155 Saint Louis Galleria
St. Louis, MO 63117
Jennings
St. Ann
Overland
Olivette
University City
Clayton
Ladue
St. Louis
Webster Groves
Crestwood
Affton
University of Missouri St Louis
Memorial Park Cemetery
North Oaks Plaza
Oak Grove Cemetery
Valhalla Cemetery
Saint Peters Cemetery
Hawthorn Children's Psychiatric Hospital
Bethany Cemetery
US Army Reserve Center
Calvary Cemetery
Christian Hospital
Overland Plaza
Depaul Hospital
Homer G Phillips Hospital
Clayton School Stadium
Washington University
Fontbonne College
SSM St Mary's Health Center
Forest Park Hosital
St Louis Comm College
Saint Louis Children's Hospital
VA Medical Center John Cochran
St Louis University
Chaifetz Arena
Savvis Center
Saint Louis University Hospital
St Louis Marketplace
Saint Louis State Hospital
Hampton Village Plaza
Webster University
MacKenzie Pointe
Resurrection Cemetery
Yorkshire Village
General Grant Shopping Center
Saints Peter & Paul Cemetery
New St Marcus Cemetery
Our Redeemer Cemetery
Westfield Shoppingtown Crestwood
Grasso Plaza
Sunset Burial Park
Mississippi River
DELMAR BLVD
FOREST PARK
LINDELL BLVD
MANCHESTER AVE
CHOUTEAU AVE
NEWPORT AVE
LITZSINGER RD
CHIPPEWA ST
ARSENAL ST
SIDNEY ST
PAGE AVE
OLIVE BLVD
LADUE RD
MIDLAND BLVD
NATURAL BRIDGE AVE
WASHINGTON AVE
GRAVOIS RD
WEBER RD
HEEGE RD
St. Charles
Bridgeton
Hazelwood
Florissant
Spanish Lake
Berkeley
Ferguson
Jennings
Maryland Heights
Chesterfield
Creve Coeur
Frontenac
Manchester
Des Peres
Kirkwood
Valley Park
Fenton
Concord
Lemay
Mehlville
Cahokia
Dupo
MISSOURI
ILLINOIS
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Mortgage Loan Information				Property Information
Loan Seller:	GACC / LIG			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Full Service Hospitality
Sponsor:	Todd R. Nelson; Shari L. Nelson			Collateral:	Fee Simple
Borrower:	LMN Dev. SPE LLC; LMN Kondo Dev.			Location:	Sandusky, OH
	SPE LLC; Kalahari Management SPE			Year Built / Renovated:	2005 / 2011
	LLC			Total Rooms(4):	491
Original Balance(1):	$100,000,000			Property Management:	Kalahari Management Co., LLC
Cut-off Date Balance(1):	$99,846,826			Underwritten NOI:	$23,147,207
% by Initial UPB:	9.0%			Underwritten NCF:	$19,939,530
Interest Rate:	5.6100%			“As-is” Appraised Value:	$233,700,000
Payment Date:	6th of each month			“As-is” Appraisal Date:	July 29, 2013
First Payment Date:	December 6, 2013			“As Stabilized” Appraised Value(7):	$248,400,000
Maturity Date:	November 6, 2023			“As Stabilized” Appraisal Date(7) :	August 1, 2015
Amortization:	300 months
Additional Debt:	$30,000,000 Pari Passu Debt			Historical NOI
Call Protection(2):	L(25), D or YM1(91), O(4)			Most Recent NOI:	$27,190,849 (T-12 August 31, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$27,217,560 (December 31, 2012)
				2011 NOI:	$25,010,456 (December 31, 2011)
Reserves(3)				2010 NOI:	$20,673,010 (December 31, 2010)
	Initial		Monthly
Taxes:	$874,987		$145,831	Historical Occupancy(8)
Insurance:	$684,999		$76,111	Current Occupancy:	69.7% (August 31, 2013)
Replacement(4):	$267,300	5.0% of prior month’s		2012 Occupancy:	70.2% (December 31, 2012)
		gross revenues		2011 Occupancy:	68.5% (December 31, 2011)
Required Repairs:	$1,612,111		NAP	2010 Occupancy:	68.6% (December 31, 2010)
Debt Service:	$806,876		NAP
(1)   The Original Balance of $100.0 million and Cut-off Date Balance of approximately $99.8 million represent the controlling notes (Note A-1, Note A-2, Note A-5 and Note A-6) of the $130.0 million Kalahari Resort Loan Combination evidenced by six pari passu notes. The non-controlling pari passu companion loan is comprised of two notes (Note A-3 and Note A-4) with an aggregate original principal balance of $30.0 million, which is expected to be included in one or more future transactions. For additional information on the pari passu companion loan, see “The Loan” herein.
(2)   The lockout period will be at least 25 payments beginning with and including the first payment date of December 6, 2013. Defeasance or prepayment with yield maintenance of the full $130.0 million Kalahari Resort Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the pari passu companion loan and (ii) December 6, 2017. The Kalahari Resort Loan Combination is freely prepayable on and after August 6, 2023.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The gross revenues upon which the monthly replacement reserve deposit is calculated, exclude gross revenues derived from the non-collateral condominium units.
(5)   All DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Kalahari Resort Loan Combination.
(6)   The 491 rooms consist of 308 owned hotel rooms, 6 Nyumba Villas and 177 condominium rooms (from 59 condominium units that can each be divided into three rooms). There are a total of 192 condominium units (576 condominium rooms), of which, 59 condominium units (177 condominium rooms) are owned by one of the Kalahari Resort Borrowers. The remaining 133 condominium units (399 condominium rooms) have been sold to third party owners. Including the 399 condominium rooms from the 133 third party-owned condominium units, there are 890 rooms in aggregate. All Balance / Unit metrics are based on 491 rooms.
(7)   The “As Stabilized” Appraised Value is based on a stabilized ADR of $216.42 with a stabilized occupancy of 73.0%. Based on the Cut-off Date Balance of approximately $99.8 million, the “As Stabilized” LTV ratio is 52.3% based on the aggregate Kalahari Resort Loan Combination.
(8)   Historical Occupancy is based on a total of 890 rooms, with the exception of 2010 which is based on 884 rooms.

Seasonal Working Capital:	$0		Springing
Condominium Association:	$0		Springing

Financial Information(5)
Cut-off Date Balance / Room(6):		$264,360
Balloon Balance / Room(6):		$202,268
Cut-off Date LTV(7):		55.5%
Balloon LTV:		42.5%
Underwritten NOI DSCR:		2.39x
Underwritten NCF DSCR:		2.06x
Underwritten NOI Debt Yield:		17.8%
Underwritten NCF Debt Yield:		15.4%
Underwritten NOI Debt Yield at Balloon:		23.3%
Underwritten NCF Debt Yield at Balloon:		20.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Historical Occupancy, ADR, RevPAR(1)
	Kalahari Resort Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010	68.6%	$182.09	$124.92	65.5%	$184.21	$120.63	104.7%	98.8%	103.6%
2011	68.5%	$195.82	$134.11	65.8%	$193.11	$127.08	104.1%	101.4%	105.5%
2012	70.2%	$201.56	$141.52	68.1%	$197.06	$134.17	103.1%	102.3%	105.5%
(1)	Source: Appraisal.
(2)	The Kalahari Resort Property’s 2010 Occupancy, ADR and RevPAR are based on a total of 884 rooms, and the 2011 and 2012 Occupancy, ADR and RevPAR are based on a total of 890 rooms.

The Loan.     The Kalahari Resort and Convention Center loan was co-originated by GACC and Prudential Mortgage Capital Company, LLC who subsequently assigned its interest in the loan to Liberty Island Group I LLC (“LIG”), and consists of four $25.0 million controlling notes (Note A-1, Note A-2, Note A-5 and Note A-6) in the original aggregate principal amount of $100.0 million (collectively, the “Kalahari Resort Loan”), of a fixed rate loan in the original aggregate principal amount of $130.0 million (the “Kalahari Resort Loan Combination”). The Kalahari Resort Loan Combination is secured by the Kalahari Resort Borrowers’ fee simple interest in a 491-room full service hotel (including 177 rooms which are part of 59 condominium units owned by one of the related Kalahari Resort Borrowers) located at 7000 Kalahari Drive in Sandusky, Ohio (the “Kalahari Resort Property”). The $130.0 million Kalahari Resort Loan Combination is evidenced by Note A-1, Note A-2, Note A-5 and Note A-6 and two $15.0 million non-controlling pari passu notes (Note A-3 and Note A-4, and collectively, the “Kalahari Resort Companion Loan”). Only the Kalahari Resort Loan will be included in the COMM 2013-CCRE13 mortgage trust. The non-controlling Kalahari Resort Companion Loan is expected to be included in one or more future transactions. The Kalahari Resort Loan has a 10-year term and amortizes on a 25-year amortization schedule.

The Kalahari Resort Loan accrues interest at a fixed rate equal to 5.6100% and has a cut-off date balance of $99,846,826. The proceeds of the Kalahari Resort Loan Combination were used to retire approximately $78.3 million of existing mortgage loan debt, fund upfront reserves of approximately $4.2 million and pay closing costs of approximately $0.8 million. Based on the “As-is” appraised value of $233.7 million as of July 29, 2013, the cut-off date LTV ratio of the Kalahari Resort Loan Combination is 55.5% and the remaining implied equity is $103.7 million. Based on the “As Stabilized” appraised value of $248.4 million as of August 1, 2015, the “As Stabilized” cut-off date LTV ratio of the Kalahari Resort Loan Combination is 52.3%.

The relationship between the holders of the Kalahari Resort Loan and the Kalahari Resort Companion Loan are governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations― Kalahari Resort Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Kalahari Resort Loan(1)	$100,000,000	$99,846,826	COMM 2013-CCRE13	Yes
Kalahari Resort Companion Loan(2)	$30,000,000	$29,954,048	GACC / LIG	No
Total	$130,000,000	$129,800,874
(1)	The Kalahari Resort Loan consists of Note A-1, Note A-2, Note A-5 and Note A-6, each with the original principal balance of $25.0 million.
(2)	The Kalahari Resort Companion Loan consists of Note A-3 and Note A-4, each with the original principal balance of $15.0 million.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Combination Amount	$130,000,000	100.0%	Mortgage Loan Payoff	$78,293,266	60.2%
			Reserves	$4,246,273	3.3%
			Closing Costs	$823,934	0.6%
			Return of Equity	$46,636,527	35.9%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%

The Borrower / Sponsor.    The borrowers, LMN Dev. SPE LLC (the “Resort Borrower”), LMN Kondo Dev. SPE LLC (the “Condo Borrower”) and Kalahari Management SPE LLC (the “Management Borrower”, and together with the Resort Borrower and the Condo Borrower, the “Kalahari Resort Borrowers”), are single purpose Delaware limited liability companies, each structured to be bankruptcy-remote and with two independent directors in their organizational structure. The sponsors of the Kalahari Resort Borrowers and the nonrecourse carve-out guarantors are Todd R. Nelson and Shari L. Nelson.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Todd R. Nelson has over 30 years of experience in the hospitality industry.  Mr. Nelson spent his career as an owner of restaurant and resort businesses.  In 1997, Mr. Nelson opened the Ramada RainTree Resort & Conference Center (“RainTree”), a 157-room, 11,000 square foot indoor water park facility in Wisconsin Dells, Wisconsin. Mr. Nelson sold the RainTree property in 1998 to fund his development of the Kalahari Resort Property. He opened a Kalahari resort in Wisconsin in May 2000 and the Kalahari Resort Property in May 2005. As owner and president of Kalahari Resorts, Todd R. Nelson has participated in the development of the Kalahari resort brand since its inception in 2000, and has overseen construction and expansion of the two resorts in Ohio and Wisconsin.

The Property.    The Kalahari Resort Property consists of a 308-room hotel complex, six 5-bedroom Nyumba villas, an indoor and outdoor water park, 143,312 square feet of flexible meeting space, ten food and beverage outlets totaling 27,452 square feet, an arcade, full-service spa, business center, fitness center, five retail stores an outdoor zoo and 177 rooms through 59 condominium units which are owned by the Condo Borrower and are each divisible into one, two or three-bedroom rentable guest rooms. There are 133 additional condominium units (399 rooms) that have been sold to third party owners. The 133 third-party condominium units (399 rooms) are not part of the collateral for the Kalahari Resort Loan, but the third-party owners of those condominiums have entered into rental pooling agreements with the Management Borrower, wherein the Management Borrower has agreed to rent and manage those condominium units to guests of the resort in exchange for 50% of the rental revenue attributable to such unit or room.  The remaining 50% of such rental revenue is pooled amongst the condominium owners (including the Condo Borrower for its 59 condominium units) that are participating in the rental pooling program and is distributed to the owners based on the number of condominiums that are owned and in the program.

The subsequent chart displays a breakdown of the Kalahari Resort Property components:

Kalahari Resort Property Unit Mix(1)
Number of Rooms
Hotel Rooms	308
59 Three-Room Condominium Units (sponsor-owned)	177
Five-Room Nyumba Villas	6
Total Sponsor-Owned Units	491
133 Three-Room Condominium Units (non-collateral privately-owned)	399
Total Units	890

Total Sq. Ft.
Indoor & Outdoor Waterpark	563,828
Meeting Rooms and Ballrooms	143,312
Amenities	98,146
Food & Beverage	27,452
Retail Stores (Five Stores)	4,747
Total Sq. Ft.	837,485
(1) Source: Appraisal.

The Kalahari Resort Property was originally constructed in 2005 and consisted of a 308-room hotel along with the indoor and outdoor waterpark components. The first phase of the condominium component opened in 2006, consisting of 96 three-bedroom units, as well as the first phase of the convention center, which consisted of numerous meeting spaces and a ballroom. At the end of 2007, the second phase of the condominium component opened with another 96 units as well as expansions to both the indoor and outdoor water park components. In 2009, the approximately 65,340 square foot outdoor animal park was built, featuring animals that guests can feed and ride. In 2010, the Safari Outdoor Adventure Park was introduced, which features a three-level ropes course with 48 elements spanning over 750 feet, a zip line with 200-400 foot zip rides over 60 feet in the air and two 32-foot climbing walls. In 2011, the Kalahari Resort Property underwent a $21.1 million expansion increasing the size of its convention center, as well as adding six 5-bedroom villas called the Nyumba Villas. Since 2005, the sponsor has spent approximately $187.4 million on capital expenditures and expansions. The below chart indicates the total expenditures spent on the Kalahari Resort Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Capital Expenditures
Description	Total Cost	Total Per Unit (491 Rooms)	% of Total
Land	$4,435,804	$9,034	2.4%
Site Work	10,984,415	$22,372	5.9%
Hotel, Lobby and Convention Center	98,867,521	$201,360	52.8%
Condominiums	16,272,996	$33,143	8.7%
Indoor and Outdoor Waterpark	51,879,052	$105,660	27.7%
FF&E	4,921,994	$10,024	2.6%
Total	$187,361,782	$381,592	100.0%

The convention center consists of 143,312 square feet of meeting space and is the largest meeting facility in the greater Sandusky area. The convention center features a 38,000 square foot grand ballroom/expo center, a 12,000 square foot junior ballroom, a 4,000 square foot outdoor plaza, 30,000 square feet of pre-function space and 14 meeting rooms. The facility can accommodate groups of up to 5,200 attendees. The breakdown in demand for the convention center space since 2011 is 34% SMERF (social, military, ethnic and fraternal), 26% corporate, 15% schools and sports, 12% association, 12% religious and 1% government.

The outdoor waterpark area features activity pools, hot tubs, expanded sun decks, sand volleyball courts, shuffleboard courts, private outdoor bungalows, and includes the adventure park with zip line towers, climbing walls and a ropes course. Features of the indoor waterpark include 13 water rides, indoor/outdoor whirlpool spas and hot tubs, a 12,000 sq. ft. wave pool, lazy river, an indoor/outdoor spa and swim up bar, and private cabanas that can be rented on a daily basis and feature comfortable furnishings, LCD televisions, refrigerators, food and beverage service, internet access and iPod docks. The indoor waterpark also features a texlon transparent roof, which allows in natural light. The Kalahari Resort Property was the first waterpark in the Midwest to add the FlowRider surfing attraction indoors, which allows guests to boogie board and surf on a stationary wave.

Environmental Matters.    The Phase I environmental report dated August 1, 2013 recommended no further action at the Kalahari Resort Property.

The Market.    The Kalahari Resort Property is located approximately 4.6 miles north of the Ohio Turnpike and seven miles from downtown Sandusky, Ohio within the Sandusky metropolitan statistical area (“Sandusky MSA”). As of 2012, the resident population of Erie County was estimated at around 77,000, with roughly 26,000 people living in the city of Sandusky. The 2012 unemployment rate for Sandusky was 7.6%, down from the 2009 unemployment rate of 12.6%.

According to a consensus bureau, more than 7.5 million trips are made to the Lake Erie Shores & Islands region, which includes Eerie and Ottawa counties, each year, making the region one of the most popular tourist destinations in the Midwest. Over two thirds of all visitors stay overnight and 36% stay two nights. A 2011 study indicated that, on average, 92% of all guests at the Kalahari Resort Property were from the Midwest and 70% were from within the state of Ohio. The Kalahari Resort Property is located around multiple tourist attractions in the region, including the Cedar Point Amusement Park, which is located approximately eight miles from the Kalahari Resort Property and has had approximately three million visitors per year since 2003. Other attractions in the area include the various Lake Erie Islands, the Maritime Museum of Sandusky, the Thomas Edison Birthplace Museum, multiple festivals throughout the year and the State Theatre in Sandusky, which hosts plays, films, orchestra and choral programs.

Based on certain industry reports, it is estimated that there were approximately 85.0 million attendees at North American indoor and outdoor waterparks during 2012, compared to an estimated 82.0 million attendees in 2011 and an estimated 79.0 million attendees in 2010. Ohio is home to nine indoor waterpark resorts, with an average room count of 325 rooms. The Kalahari Resort Property is one of the largest waterpark resorts in the country in terms of number of rooms and waterpark area. The eight other indoor waterpark resorts in Ohio range from 106 to 401 rooms and 15,000 to 79,000 square feet of waterpark space. The appraisal identified six competitive properties to the Kalahari Resort Property. A fourth waterpark, Maui Sands, is also located in Sandusky, but is smaller in size and was not included in the appraiser’s primary competitive set. The Great Wolf Lodge Sandusky and Castaway Bay Sandusky are located 2.3 and 5.6 miles, respectively, northwest of the Kalahari Resort Property. The Kalahari Wisconsin Dells property is a sponsor-owned resort that opened in 2000 and expanded in 2002, 2004 and 2008. The subsequent table lists the comparable properties and pertinent information about each property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Primary Competitive Set(1)
Property	Location	# of Rooms	Year Opened	Indoor Aquatic Facility (Sq. Ft.)	Meeting Space (Sq. Ft.)	2012 Occupancy(2)	2012 ADR(2)	2012 RevPAR(2)
Kalahari Resort Property	Sandusky, OH	890	2005	174,500	143,312	70.2%	$201.56	$141.52
Great Wolf Lodge Sandusky	Sandusky, OH	271	2001	33,000	4,604	50% - 60%	$150 - $200	$100 - $150
Castaway Bay Sandusky	Sandusky, OH	237	2004	38,000	10,681	45% - 55%	$150 - $200	$50 - $100
Residence Inn Erie with Splash Lagoon	Erie, PA	78	1995	100,000	None	75% - 85%	$100 - $150	$50 - $100
Holiday Inn Express & Suites Erie with Splash Lagoon	Erie, PA	112	2002	100,000	900	70% - 80%	$100 - $150	$50 - $100
Great Wolf Lodge Mason	Mason, OH	401	2006	79,000	20,000	55% - 65%	$250 - $300	$150 - $200
Kalahari Wisconsin Dells	Wisconsin Dells, WI	756	2000	125,000	71,894	76.0%	$195	$149
(1)	Source: Appraisal.
(2)	Actual 2012 Occupancy, 2012 ADR and 2012 RevPAR are not available for the individual properties of the competitive set.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W	U/W per Room(1)
Occupancy(1)	68.6%	68.5%	70.2%	69.7%	69.7%
ADR(1)	$182.09	$195.82	$201.56	$202.21	$202.21
RevPAR(1)	$124.92	$134.11	$141.52	$140.88	$140.88

Room Revenue	$40,307,630	$43,311,557	$46,099,899	$45,765,487	$45,765,487	$51,422
F&B Revenue	17,240,548	18,555,957	19,892,380	20,657,044	20,657,044	23,210
Waterpark	4,272,109	4,698,212	4,859,340	4,650,999	4,650,999	5,226
Retail	2,702,154	2,979,309	3,100,203	2,985,676	2,985,676	3,355
Other Revenue	5,329,185	6,341,337	6,627,792	7,023,046	7,023,046	7,891
Total Revenue	$69,851,627	$75,886,371	$80,579,613	$81,082,252	$81,082,252	$91,104
Operating Expenses	24,395,240	25,755,002	27,158,529	27,240,876	27,240,876	30,608
Undistributed Expenses	12,651,479	12,602,893	12,904,060	13,147,399	14,819,679	16,651
Franchise Fee(2)	0	0	0	0	2,288,274	2,571
Gross Operating Profit	$32,804,908	$37,528,477	$40,517,024	$40,693,977	$36,733,422	$41,274
Management Fee	2,095,549	2,276,591	2,417,388	2,432,468	2,432,468	2,733
Total Fixed Charges	10,036,350	10,241,430	10,882,076	11,070,661	11,153,747	12,532
Net Operating Income	$20,673,010	$25,010,456	$27,217,560	$27,190,849	$23,147,207	$26,008
FF&E	2,723,349	2,962,946	3,179,342	3,207,677	3,207,677	3,604
Net Cash Flow	$17,949,661	$22,047,510	$24,038,218	$23,983,172	$19,939,530	$22,404
(1)
Occupancy, ADR, RevPAR and U/W per Room are based on a total of 890 rooms, except for 2010 values, which are based on 884 rooms. The collateral includes a portion of the income stream (less operating expenses and management fees) derived from the rental of the 133 third party-owned condominium units and 100% of the income stream (less taxes, condominium association fees, operating expenses, management fees and FF&E) derived from the 59 borrower-owned condominium units.

(2)	The U/W Franchise Fee is based on 5.0% of total room revenue. The Kalahari Resort Property does not currently charge a franchise fee.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Property Management.    The Kalahari Resort Property is managed by Kalahari Management Co., LLC, a borrower affiliate. The Management Borrower entered into a sub-management agreement with the property manager delegating the management responsibilities of the borrower-owned condominiums and the third-party owned condominiums under the rental pool agreements described in “The Property” above.  Additionally, the Resort Borrower entered into a resort management agreement with the property manager for the management of the non-condominium portions of the Kalahari Resort Property.

Lockbox / Cash Management.    The Kalahari Resort Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (defined below) is ongoing, all amounts on deposit in the clearing account will be swept daily into the Kalahari Resort Borrowers’ account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will begin at any time that (i) an event of default occurs and is continuing, (ii) the debt service coverage ratio falls below 1.70x or (iii) the portion of the Kalahari Resort Property that is used as a water park ceases operations, other than for portions of such water park that may be temporarily closed due to certain permitted closures and will end, after a minimum of three months, upon (a) with respect to clause (i), the date the event of default has been cured, (b) with respect to clause (ii), the debt service coverage ratio is 1.80x for at least six consecutive months or (c) with respect to clause (iii), upon the lender’s receipt of evidence that such portion of the water park is fully operational.

Initial Reserves.    At closing, the Kalahari Resort Borrowers deposited (i) $874,987 into a tax reserve account, (ii) $684,999 into an insurance reserve account, (iii) $267,300 into a replacement reserve, (iv) $1,612,111 into a required repairs reserve and (v) $806,876 into a debt service reserve to be used to make the first monthly payment due on December 6, 2013.

Ongoing Reserves.    On a monthly basis, the Kalahari Resort Borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $145,831, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $76,111, into an insurance reserve account and (iii) 5.0% of the prior month’s gross revenues (excluding gross revenues derived from the non-collateral condominium units) into a replacement reserve account. Additionally, the Kalahari Resort Borrowers are required to make monthly deposits of $403,438 into the seasonal working capital reserve in June, July and August of any year if the debt service coverage ratio is less than or equal to 1.95x at the end of the first calendar quarter of such year. Further, the Kalahari Resort Borrowers are required to make monthly deposits of 1/12 of the estimated annual condominium charges into the condominium association reserve during a Trigger Period.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Resort Lobby
Resort Entrance
The Reserve Restaurant & Bar
Safari Clothing
Concierge
Zakanaka Kids
Info
ATM
To Resort North Wing
Sands North/South Wings
Spa Kalahari
Lobby Lower Level/Waterpark Entrance
To Elevator and Convention Center
Front Desk
Kalahari Outpost
Candy Hut
Java Manjaro
Big 5 Lobby
To Elevator Resort South Wing
Great Karoo Marketplace Restaurant
Ivory Coast Lounge
Convention Center Entrance
WOOD ROOMS
6,985 total sq. ft.
Leopardwood
Sagewood
Aloeswood
Rosewood
Zebrawood
Zambezi Landing
Zambezi
BR Bar
Nile
Orange
RIVER ROOMS
11,823 total sq. ft.
North Parkway
West Parkway
East Parkway
Bar 6
Bar 4
Suite 6
Suite 5
Suite 4
Kilimanjaro Ballroom
38,232 total sq. ft.
Suite 1
Suite 2
Suite 3
Bar 1
Bar 3
South Parkway
ATM
North Foyer
Suite H
Suite G
Suite F
Suite E
Kalahari Ballroom
17,200 total sq. ft.
Suite A
Suite B
Suite C
Suite D
Indigo Bay
3,500 total sq. ft.
Cypress
3,400 total sq. ft.
West Foyer
East Foyer
South Foyer
Banyan
JAAMATI HUTS
4,800 total sq. ft.
Ironwood
Crown Palm
Grand Hall
Acacia
Executive Center
Portia
Guava
Atrium
Wisteria
Tamarind
Empress
Ebony
Mangrove
Business Center
Group Sales Office
To Resort Lobby/Waterpark
To Sands North/South Wings 2nd Level/Spa Kalahari
To Elevators

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7000 Kalahari Drive Sandusky, Ohio 44870	Collateral Asset Summary – Loan No. 3 Kalahari Resort and Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$99,846,826 55.5% 2.06x 17.8%

Kalahari Resort
and Convention Center
7000 Kalahari Drive
Sandusky, OH 44870
Sandusky
Lakeside
Marblehead
Cedar
Point
Kelleys Island Ferry
Pelee Island Ferry
LAKE ERIE
Firelands Regional
Medical Center
GRIFFING-SANDUSKY
AIRPORT
Sandusky
Cemetery
Sandusky
Mall
Huron
Bowling Green State
University Firelands
NASA PLUM
BROOK STATION
Milan
Norwalk
Monroeville
NORWALK-HURON
COUNTY AIRPORT
Fisher Titus
Medical Center
Detroit
MI
OH
CANADA
USA
Cleveland
Columbus
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Strategic Investment Property Fund, Inc.		Collateral:	Fee Simple
Borrower:	175 Jackson L.L.C.		Location:	Chicago, IL
Original Balance(1):	$90,000,000		Year Built / Renovated:	1912, 1928 / 2001
Cut-off Date Balance (1):	$90,000,000		Total Sq. Ft.:	1,452,390
% by Initial UPB:	8.1%		Property Management:	JMIC Corp.
Interest Rate:	5.0860%		Underwritten NOI:	$29,542,763
Payment Date:	6th of each month		Underwritten NCF:	$26,256,216
First Payment Date:	December 6, 2013		Appraised Value:	$410,000,000
Maturity Date:	November 6, 2023		Appraisal Date:	June 24, 2013
Amortization:	Interest only for first 36 months; 360
	months thereafter		Historical NOI
Additional Debt(1):	$190,000,000 Pari Passu Debt		Most Recent NOI:	$27,008,664 (T-12 August 31, 2013)
Call Protection(2):	L(25), D(91), O(4)		2012 NOI:	$30,092,538 (December 31, 2012)
Lockbox / Cash Management: Hard / In Place			2011 NOI:	$32,540,281 (December 31, 2011)
			2010 NOI:	$32,615,237 (December 31, 2010)
Reserves(3)			2009 NOI:	$34,377,528 (December 31, 2009)
	Initial	Monthly	2008 NOI:	$30,051,504 (December 31, 2008)
Taxes:	$3,270,096	$1,090,032
Insurance:	$252,815	$19,660	Historical Occupancy
Replacement:	$0	$8,184	Current Occupancy:	91.8% (October 10, 2013)
TI/LC:	$480,000	$281,232	2012 Occupancy:	89.8% (December 31, 2012)
Free Rent:	$0	Excess Cash	2011 Occupancy:	95.6% (December 31, 2011)
			2010 Occupancy:	96.1% (December 31, 2010)
Financial Information(4)			2009 Occupancy:	97.9% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$193	2008 Occupancy:	96.0% (December 31, 2008)
Balloon Balance / Sq. Ft.:		$171	(1)
The Original Balance and Cut-off Date Balance of $90.0 million represent the non-controlling Note A-2-A of the $280.0 million 175 West Jackson Loan Combination evidenced by three pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1 with an original principal balance of $150.0 million, which was included in the COMM 2013-CCRE12 mortgage trust, and the non-controlling Note A-2-B with an original principal balance of $40.0 million, which is expected to be contributed to a future securitization. For additional information on the pari passu companion loan, see “The Loan” herein.

Cut-off Date LTV:		68.3%
Balloon LTV:		60.6%
Underwritten NOI DSCR(5):		1.62x
Underwritten NCF DSCR(5):		1.44x
Underwritten NOI Debt Yield:		10.6%
Underwritten NCF Debt Yield:		9.4%
Underwritten NOI Debt Yield at Balloon:		11.9%	(2)	The lockout period will be at least 25 payments beginning with and including the first payment date of December 6, 2013. Defeasance of the full $280.0 million 175 West Jackson Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the pari passu companion loan and (ii) October 11, 2016. The 175 West Jackson Loan Combination is freely prepayable on and after August 6, 2023.
Underwritten NCF Debt Yield at Balloon:		10.6%

			(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 175 West Jackson Loan Combination.

			(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.82x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Classified Ventures, LLC	NR/NR/NR	168,959	11.6%	$29.82	11.1%	Various(2)
Grant Thornton	NR/NR/NR	133,724	9.2%	$35.80	10.5%	10/31/2015(3)
TWG Holdings, Inc.	NR/NR/NR	132,621	9.1%	$30.41	8.9%	4/30/2022(4)
Securities and Exchange Commission	AAA/AAA/AA+	102,613	7.1%	$33.00	7.5%	1/31/2017(5)
Wolverine Trading	NR/NR/NR	88,734	6.1%	$37.82	7.4%	Various(6)
Sedgwick	NR/NR/NR	88,075	6.1%	$34.54	6.7%	5/31/2020
Total Major Tenants		714,726	49.2%	$33.08	52.1%
Remaining Tenants		617,939	42.5%	$35.22	47.9%
Total Occupied Collateral		1,332,665	91.8%	$34.07	100.0%
Vacant		119,725	8.2%
Total		1,452,390	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Classified Ventures, LLC leases 140,378 sq. ft. of space with a lease expiration of June 30, 2017 and 28,581 sq. ft. of space with a lease expiration of December 31, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $1,026,120 on or before April 1, 2014 and (b) $1,026,120 on or before June 30, 2015 and (iii) with respect to 28,581 of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

(3)
Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will terminate its lease on October 31, 2015.

(4)
TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and has the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

(5)
Securities and Exchange Commission has one five-year renewal option with one year prior notice at market rent and has the option to terminate its lease at any time after January 31, 2015 with six months prior notice without a termination fee; however, for every $1.00 PSF of tenant allowance used by the tenant, the Securities and Exchange Commission’s right to exercise the termination option is delayed by six months.

(6)
Wolverine Trading leases 74,646 sq. ft. of space with a lease expiration of May 31, 2020 and 14,088 sq. ft. of space with a lease expiration of October 31, 2024. Wolverine Trading has one five-year renewal option with notice given on or before November 30, 2018 at market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	9	3,257	0.2%	3,257	0.2%	$58.99	0.4%	0.4%
2014	5	17,430	1.2%	20,687	1.4%	$20.97	0.8%	1.2%
2015	15	222,482	15.3%	243,169	16.7%	$35.57	17.4%	18.7%
2016	13	21,738	1.5%	264,907	18.2%	$39.42	1.9%	20.5%
2017	10	274,125	18.9%	539,032	37.1%	$31.18	18.8%	39.4%
2018	10	44,686	3.1%	583,718	40.2%	$42.84	4.2%	43.6%
2019	3	52,162	3.6%	635,880	43.8%	$33.74	3.9%	47.5%
2020	12	233,049	16.0%	868,929	59.8%	$35.55	18.2%	65.7%
2021	8	191,651	13.2%	1,060,580	73.0%	$34.67	14.6%	80.3%
2022	2	132,621	9.1%	1,193,201	82.2%	$30.41	8.9%	89.2%
2023	3	34,391	2.4%	1,227,592	84.5%	$44.26	3.4%	92.6%
Thereafter	8	105,073	7.2%	1,332,665	91.8%	$32.11	7.4%	100.0%
Vacant	NAP	119,725	8.2%	1,452,390	100.0%	NAP	NAP
Total / Wtd. Avg.	98	1,452,390	100.0%			$34.07	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.     The 175 West Jackson loan (the “175 West Jackson Loan”) is the non-controlling Note A-2-A portion, in the original principal amount of $90.0 million, of a fixed rate loan in the aggregate principal amount of $280.0 million (the “175 West Jackson Loan Combination”). The 175 West Jackson Loan Combination is secured by the borrower’s fee simple interest in a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois (the “175 West Jackson Property”). The 175 West Jackson Loan Combination is evidenced by three pari passu notes. Only the Note A-2-A, with an original principal balance of $90.0 million, will be included in the COMM 2013-CCRE13 mortgage trust. The controlling Note A-1, with an original principal balance of $150.0 million, is not included in the COMM 2013-CCRE13 mortgage trust and was included in the COMM 2013-CCRE12 mortgage trust. The non-controlling Note A-2-B, with an original principal balance of $40.0 million, is expected to be contributed to a future transaction. The 175 West Jackson Loan Combination has a 10-year term and amortizes on a 30-year schedule after an initial 36-month interest only period.

The 175 West Jackson Loan accrues interest at a fixed rate equal to 5.0860% and has a cut-off date balance of $90.0 million. The proceeds of the 175 West Jackson Loan Combination, along with approximately $3.8 million in equity from the sponsor, were used to retire approximately $269.6 million of existing mortgage loan debt and approximately $8.2 million in existing mezzanine debt, fund upfront reserves of approximately $4.0 million and pay closing costs of approximately $2.0 million. Based on the appraised value of $410.0 million as of June 24, 2013, the cut-off date LTV ratio of the 175 West Jackson Loan Combination is 68.3% and the remaining implied equity is $130.0 million. The most recent prior financing of the 175 West Jackson Property was included in the WBCMT 2004-C15 and WBCMT 2005-C16 transactions.

The relationship between the holders of the Note A-1 and Note A-2-A are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations/Split Loan Structures―175 West Jackson Loan Combination” in the free writing prospectus.

Loan Combination Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$150,000,000	$150,000,000	COMM 2013-CCRE12	Yes
Note A-2-A	$90,000,000	$90,000,000	COMM 2013-CCRE13	No
Note A-2-B	$40,000,000	$40,000,000	GACC	No
Total	$280,000,000	$280,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Combination Amount	$280,000,000	98.7%	Mortgage Loan Payoff	$269,576,331	95.0%
Sponsor Equity	$3,751,291	1.3%	Mezzanine Loan Payoff	$8,211,673	2.9%
			Reserves	$4,002,912	1.4%
			Closing Costs	$1,960,375	0.7%
Total Sources	$283,751,291	100.0%	Total Uses	$283,751,291	100.0%

The Borrower / Sponsor.    The borrower, 175 Jackson L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Strategic Investment Property Fund, Inc. (“SIPF”). In addition to the nonrecourse carve-out guaranty and an environmental indemnity agreement, SIPF also provided a guaranty of certain of the borrower’s unfunded landlord obligations, outstanding commissions and tenant improvement allowances outstanding as of the date of origination. The borrower is permitted to replace SIPF under each of the nonrecourse carve-out guaranty and environmental indemnity agreement at any time during the term, subject to the satisfaction of certain conditions set forth in the loan documents, including, without limitation, lender’s receipt of a rating agency confirmation and such replacement guarantor satisfying certain net worth and liquidity requirements.

SIPF is owned by the Spitzer family of Switzerland and has real estate interests in properties in New York City, Chicago, Boston and Florida. As of December 31, 2012, SIPF’s interest in real estate entities totaled approximately $414.1 million and the fund had net worth and liquidity of approximately $406.9 million and approximately $6.4 million, respectively.

The Property.    The 175 West Jackson Property consists of a 22-story Class A office building totaling 1,452,390 sq. ft. located at 175 West Jackson Boulevard in the central business district of Chicago, Illinois. Occupying an entire city block with entrances on West Jackson Boulevard and West Quincy Street, the north half of the 175 West Jackson Property was constructed in 1912 and the south half was constructed in 1928. In 2001, the 175 West Jackson Property received an $85.0 million base building renovation.

As of October 10, 2013, the 175 West Jackson Property is 91.8% leased to 62 tenants and features 68,000 sq. ft. floor plates, one of the largest office footprints in Chicago. The ground floor features 45,607 sq. ft. of retail including national tenants such as CVS, Fifth Third Bank, Starbucks, Potbelly Sandwich and Qdoba. The 22nd floor of the 175 West Jackson Property features a conference center with an adjoining roof deck for social gatherings and business meetings. Other amenities offered to tenants at the 175 West Jackson Property include concierge services, catering facilities and 24-hour staffed security. Valet parking and full garage services are available via 250 parking spaces in a subterranean garage, which is leased to an operator and tenants are given preference in the use of the garage.

Environmental Matters.    The Phase I environmental report dated July 5, 2013 recommended no further action at the 175 West Jackson Property.

Major Tenants.

Classified Ventures, LLC (168,959 sq. ft., 11.6% of NRA, 11.1% of U/W Base Rent) Founded in 1997, Classified Ventures, LLC is owned by five media companies: A.H. Belo Corp., Gannett Co. Inc., Tribune Company, The McClatchy Company and The Washington Post Company. With over 1,400 employees in 41 states, Classified Ventures, LLC owns and operates Cars.com and Apartments.com.

Classified Ventures, LLC’s initial lease commenced in July 2000 with 67,687 sq. ft. of eighth floor space. Since 2000, Classified Ventures, LLC has expanded its space several times most recently in October 2013 with 28,581 sq. ft. of space on the 18th floor with a lease expiration of December 31, 2017. Classified Ventures, LLC’s remaining 140,378 sq. ft. has a lease expiration of June 30, 2017. Classified Ventures, LLC has one five-year renewal option with notice given on or before June 30, 2016 at market rent and has the option to terminate its lease (i) with respect to 40,814 sq. ft. of 18th floor space, on June 30, 2015 with 12 months prior notice and payment of a termination fee of (a) $348,382.50 on or before December 31, 2014 and (b) $348,382.50 on or before December 31, 2015, (ii) with respect to 31,877 sq. ft. of sixth floor space and 67,687 sq. ft. of eighth floor space, on June 30, 2015 with notice given by April 1, 2014 and payment of a termination fee of (a) $1,026,120 on or before April 1, 2014 and (b) $1,026,120 on or before June 30, 2015 and (iii) with respect to 28,581 sq. ft. of 18th floor space, on December 31, 2015 with 12 months prior notice and payment of a termination fee equal to unamortized costs under the lease at 8% interest per annum.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Grant Thornton (133,724 sq. ft., 9.2% of NRA, 10.5% of U/W Base Rent) Founded in Chicago in 1924, Grant Thornton is the US member firm of Grant Thornton International Ltd, an international independent audit, tax and advisory firm. Grant Thornton has more than 500 partners and 6,000 employees across its 54 offices in the United States. With annual revenues in excess of $1.2 billion, Grant Thornton has maintained steady growth in the US and has been consistently ranked as an employer of choice by publications such as the Chicago Tribune (“Best Places to Work”, 2011), Vault.com (“Best Accounting Firms to Work For” and “Accounting 50”, 2011-2013), Working Mother’s (“Best Companies”, 2005-2013) and Business Week (“50 Best Places to Launch a Career”, 2008, 2009), among others.

Grant Thornton’s initial lease commenced in February 2002 with 67,794 sq. ft. of space on the 20th floor. In April 2006, Grant Thornton expanded its space to include 65,930 sq. ft. of space on the 13th floor. Grant Thornton’s lease terms expire on October 31, 2015 with respect to both of these spaces. Grant Thornton has the option to terminate its lease on October 31, 2015 with 12 months prior notice and payment of a termination fee equal to $25.00 PSF, 50% of which will be payable upon giving notice and the balance due on or before October 31, 2015. Grant Thornton has indicated it will be terminating its lease on October 31, 2015.

TWG Holdings, Inc. (132,621 sq. ft., 9.1% of NRA, 8.9% of U/W Base Rent) Founded in 2006, TWG Holdings, Inc.’s lines of business includes underwriting insurance, such as insuring bank deposits, and shares in savings and loan associations.

TWG Holdings, Inc.’s lease commenced in September 2006 with 66,490 sq. ft. of 11th floor space and 66,131 sq. ft. of 12th floor space. TWG Holdings, Inc. has two five-year renewal options with 12 months prior notice at market rent and the option to terminate its lease on April 30, 2019 with 12 months prior notice and payment of a termination fee of $4,464,022, 50% of which will be payable upon giving notice and the balance due within six months thereafter.

The Market.    The 175 West Jackson Property is located in the Chicago-Naperville-Joliet metropolitan statistical area (“MSA”), a business center of the Midwest attracting many corporate headquarters operations and regional branches. Twenty seven of the nation’s Fortune 500 companies are headquartered in the Chicago region, including Walgreens, Boeing, Kraft Foods, Sears Holdings, Abbott Laboratories, Allstate, McDonald’s, Motorola and United Continental Holdings. In terms of total office inventory, the MSA is the second largest in the US after New York with approximately 218.3 million sq. ft. Unlike most other US markets, Chicago’s downtown core constitutes the largest concentration of office space within a metropolitan area, accounting for 56.2% of office space. Downtown Chicago is the center of the MSA’s transportation network with five interstate highways, eight suburban railroad commuter lines and six transit authority train lines. Given this accessibility, downtown Chicago, specifically within the West and Central Loop submarkets, serves as the primary location for corporate headquarters and businesses related to the insurance, finance, government, law and banking industries.

The 175 West Jackson Property is located in the Chicago office market specifically within the Central Loop office submarket. As of Q1 2013, the Central Loop office submarket contained over 44.4 million sq. ft. of office space, approximately 15.0 million sq. ft. of which is considered to be Class A. Vacancy for Class A space and overall office space within the submarket was lower than the overall Chicago market rate of 16.7%, at 11.7% and 14.6%, respectively. Overall average asking rents for Class A space and overall office space within the submarket were higher than the overall Chicago market average of $26.66 PSF, at $37.30 PSF and $30.58 PSF, respectively.

The appraiser identified eight comparable office leases, which are presented in the subsequent chart. The appraiser determined market rent for the 175 West Jackson Property to be $33.59 PSF.

Lease Comparables(1)
Property	Tenant	Location	Class	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
175 West Jackson Property(2)	Various	Chicago, IL	A	1912, 1928	1,452,390	$34.07	12.5
30 West Monroe Street	Asset Allocation & Management	Chicago, IL	B	1958	12,888	$30.69	10.0
225 West Washington	Argo Group	Chicago, IL	B	1987	12,750	$33.73	5.5
30 North LaSalle Street	Tom Jones Company	Chicago, IL	B	1974	6,242	$28.23	11.0
30 West Monroe Street	JJ&H	Chicago, IL	B	1958	12,907	$30.44	12.5
One Financial Place	Associated Press	Chicago, IL	A	1984	11,847	$34.65	11.0
33 West Monroe Street	International Education of Students	Chicago, IL	B	1981	27,816	$29.00	10.0
Michigan Plaza	Intouch Solutions	Chicago, IL	B	1981	22,015	$30.47	5.4
10 South LaSalle Street	Chicago Title & Trust	Chicago, IL	B	1986	86,207	$29.00	7.0
(1)	Source: Appraisal
(2)	Based on rent roll dated October 10, 2013

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(1)	$44,796,623	$43,478,414	$42,431,726	$46,309,641	$31.89
Value of Vacant Space	0	0	0	3,901,928	2.69
Gross Potential Rent	$44,796,623	$43,478,414	$42,431,726	$50,211,569	$34.57
Total Recoveries	6,742,205	5,423,232	5,206,008	6,516,996	4.49
Total Other Income	1,915,564	1,822,483	1,019,907	896,506	0.62
Less: Mark to Market	0	0	0	(1,981,370)	(1.36)
Less: Vacancy(2)	0	0	0	(3,901,928)	(2.69)
Effective Gross Income	$53,454,392	$50,724,129	$48,657,641	$51,741,773	$35.63
Total Operating Expenses	20,914,111	20,631,591	21,648,977	22,199,010	15.28
Net Operating Income	$32,540,281	$30,092,538	$27,008,664	$29,542,763	$20.34
TI/LC	0	0	0	2,850,830	1.96
Capital Expenditures	0	0	0	435,717	0.30
Net Cash Flow	$32,540,281	$30,092,538	$27,008,664	$26,256,216	$18.08
Average Annual Rent PSF(3)	$30.84	$29.94	$29.22	$31.89

(1)	U/W Base Rent includes $900,104 in contractual step rent through September 2014.
(2)	U/W Vacancy represents 6.8% of gross income.
(3)	Average Annual Rent PSF was $31.18 PSF in 2010.

Property Management.    The 175 West Jackson Property is managed by JMIC Corp.

Lockbox / Cash Management.    The 175 West Jackson Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 175 West Jackson Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default and (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.25x and ends if the debt service coverage ratio, as determined by lender, is at least 1.30x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $3,270,096 into a tax reserve account, (ii) $252,815 into an insurance reserve account and (iii) $480,000 into a reserve for outstanding tenant improvements and leasing commissions.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $1,090,032 per month, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $19,660 per month, into an insurance reserve account, (iii) $8,184 into a replacement reserve account and (iv) $281,232 into an account for tenant improvements and leasing commissions. Additionally, if the amount on deposit in the free rent reserve account is less than $1.0 million, all available excess cash will be deposited each month into the free rent reserve. Further, if the amount on deposit in the account for tenant improvements and leasing commissions is less than $2.8 million, all available excess cash (after the free rent account contains at least $1.0 million) will be deposited into the tenant improvements and leasing commissions reserve account. At loan closing, the guarantor provided a guaranty for unpaid tenant improvements and leasing commissions and free rent amounts for the payment of any shortfall in an amount up to the aggregate amount of rent abatements outstanding as of such payment date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

175 WEST JACKSON

FLOOR
TOTAL*
Mechanical
22
XHedge 1,815 SF Exp. 2/2014
Mgmt Office 3,164 SF
Sorenson 5,614 SF Exp. 9/2019
VFD Room 1,000 SF 12/2025
Networked Insights 14,500 SF Exp. 11/2014
Conference Room 3,170 SF
Leased 5,563 SF
Vacant 2,189 SF
37,015
21
Union Tank Car 57,346 SF Exp. 12/2024
Chiro One 2,750 SF Exp. 12/2021
Term Comm 2,575 SF Exp. 10/2015
Chattam 2,438 SF Exp. 1/2017
Storage 101 SF
The Matthews Group 4,046 SF Exp. 4/2019
69,256
20
Grant Thornton 67,794 SF Exp. 10/2015
67,794
19
MWH 67,716 SF Exp. 6/2015
67,716
18
Classified Ventures, LLC 69,395 SF Exp. 6/2017
69,395
17
Susquehanna Partners 35,777 SF Exp. 12/2021
HealthSpring 25,320 SF Exp. 11/2018
CIH 10,124 SF Exp. 7/2016
NRAEF Storage 240 SF Exp. 9/2016
71,461
16
Querrey Harrow 67,683 SF Exp. 7/2020
67,683
15
NRAEF 42,502 SF Exp. 12/2019
RTA 25,670 SF Exp. 10/2024
68,172
14
ESD 51,725 SF Exp. 5/2021
Great Point Trading 14,610 SF Exp. 10/2021
66,335
13
Grant Thornton 65,930 SF Exp. 10/2015
65,930
12
TWG Holdings, Inc. 66,131 SF Exp. 4/2022
66,131
11
Net Pop 590 SF
TWG Holdings, Inc. 66,490 SF Exp. 4/2022
67,080
10
Vacant 68,539 SF
68,539
9
Securities Exchange Commission 67,687 SF Exp. 1/2017
67,687
8
Classified Ventures, LLC 67,687 SF Exp. 6/2017
67,687
7
Sedgwick 68,792 SF Exp. 5/2020
68,792
6
SEC 34,926 SF Exp. 1/2017
Classified Ventures, LLC 31,877 SF Exp. 6/2017
66,803
5
Egus 300 SF Exp. 3/2014
Sedgwick 7,901 SF Exp. 5/2020
ST Residential 10,527 SF Exp. 6/2015
Vacant 48,997 SF
67,725
4
ABN AMRO 67,890 SF Exp. 12/2021
67,890
3
HACC 22,834 SF Exp. 5/2023
ABN AMRO 18,649 SF Exp. 12/2021
Sedgwick 11,382 SF Exp. 5/2020
Wolverine Trading 15,211 SF Exp. 5/2020
68,076
2
Wolverine Trading 58,679 SF Exp. 5/2020
RTA 14,088 SF Exp. 7/2020
Karroll's 30 SF
72,797
Lobby
Retail 45,705 SF
45,705
Basement
Parking Garage
0
Sub Basement
Mechanical
0
TOTAL SF
1,452,390
VACANT
BUILDING
2014
2015
2016
2017
2018
2019
2020+

* There is an additional 6,721 sq. ft. of storage space that is not shown in the stacking plan above.

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 West Jackson Boulevard Chicago, IL 60604	Collateral Asset Summary – Loan No. 4 175 West Jackson	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 68.3% 1.44x 10.6%

CHICAGO
THE LOOP
LAKESHORE EAST
CHICAGO RIVER
SOUTH BRANCH CHICAGO RIVER
175 West Jackson
175 West Jackson Boulevard
Chicago, IL 60604
W WACKER DR
E WACKER DR
W LAKE ST
E LAKE ST
W RANDOLPH ST
E RANDOLPH ST
W WASHINGTON ST
E WASHINGTON ST
W MADISON ST
E MADISON ST
W MONROE ST
E MONROE ST
W ADAMS ST
W JACKSON BLVD
E JACKSON BLVD
W VAN BUREN ST
E VAN BUREN ST
CONGRESS PKWY
W HARRISON ST
E HARRISON ST
POLK ST
Chase Bank
Grant Park
Millennium Park
The Art Institute Of Chicago
Property Types
Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
CARTIFACT.
ILLINOIS
INDIANA
Lake Michigan
Chicago

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	Universal Paragon Corporation; Sun		Collateral:	Fee Simple / Leasehold
	Hill Properties, Inc. (Los Angeles)		Location:	Los Angeles, CA
Borrower:	Hillcrest Real Estate, LLC; Sun Hill		Year Built / Renovated:	1983 / NAP
	Real Estate, LLC		Total Rooms:	482
Original Balance:	$85,000,000		Property Management:	Sun Hill Properties, Inc. (Los Angeles)
Cut-off Date Balance:	$84,899,929		Underwritten NOI:	$11,198,086
% by Initial UPB:	7.7%		Underwritten NCF:	$9,469,559
Interest Rate:	5.1100%		“As-is” Appraised Value:	$127,800,000
Payment Date:	6th of each month		“As-is” Appraisal Date:	August 21, 2013
First Payment Date:	December 6, 2013		“As Stabilized” Appraised Value(4):	$159,900,000
Maturity Date:	November 6, 2023		“As Stabilized” Appraisal Date(4):	August 21, 2017
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$10,355,173 (T-12 August 31, 2013)
Lockbox / Cash Management:	Hard / Springing		2012 NOI:	$9,601,006 (December 31, 2012)
			2011 NOI:	$8,237,909 (December 31, 2011)
Reserves(1)			2010 NOI:	$7,750,134 (December 31, 2010)
	Initial	Monthly
Taxes:	$539,148	$134,787	Historical Occupancy
Insurance:	$297,457	Springing	Current Occupancy:	85.2% (August 31, 2013)
Replacement(2):	$0	1.0% of prior month’s	2012 Occupancy:	85.0% (December 31, 2012)
		gross revenues	2011 Occupancy:	83.5% (December 31, 2011)
PIP:	$12,699,937	NAP	2010 Occupancy:	80.5% (December 31, 2010)

(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The monthly replacement reserve deposit percentage will increase by 1.0% in December of each year beginning in December 2014 through November 2016. Beginning in December 2016 and thereafter, the monthly deposit will equal 4.0% of prior month’s gross revenues.
(3)   The Cut-off Date LTV is based on the “As-is” Appraised Value of $127,800,000. The appraiser also determined an “As Complete” value of $136.8 million as of August 21, 2016, which is based on the expected completion of planned capital expenditures, and results in a Cut-off Date LTV of 62.1%.
(4)   The “As Stabilized” LTV ratio is 53.1% and is based on stabilized ADR of $218.30 with a stabilized occupancy of 84.0%.

Financial Information
Cut-off Date Balance / Room:		$176,141
Balloon Balance / Room:		$145,480
Cut-off Date LTV(3)(4):		66.4%
Balloon LTV:		54.9%
Underwritten NOI DSCR:		2.02x
Underwritten NCF DSCR:		1.71x
Underwritten NOI Debt Yield:		13.2%
Underwritten NCF Debt Yield:		11.2%
Underwritten NOI Debt Yield at Balloon:		16.0%
Underwritten NCF Debt Yield at Balloon:		13.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

Historical Occupancy, ADR, RevPAR(1)
	Hilton Universal Studios Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010	79.2%	$160.32	$126.90	74.0%	$145.66	$107.73	107.0%	110.1%	117.8%
2011	82.2%	$167.22	$137.42	77.7%	$152.64	$118.53	105.8%	109.6%	115.9%
2012	83.8%	$173.28	$145.14	78.3%	$157.22	$123.10	107.0%	110.2%	117.9%
T-12 August 2013	84.1%	$177.60	$149.44	77.9%	$160.58	$125.12	108.0%	110.6%	119.4%
(1)	Source: hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Universal Studios Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan.     The Hilton Universal Studios loan (the “Hilton Universal Studios Loan”) is a fixed rate loan secured by the borrowers’ fee simple and leasehold interest in a 482-room full service hotel located at 555 Universal Hollywood Drive in Los Angeles, California (the “Hilton Universal Studios Property”) and had an original principal balance of $85.0 million. The Hilton Universal Studios Loan has a 10-year term and amortizes on a 30-year amortization. The Hilton Universal Studios Loan accrues interest at a fixed rate equal to 5.1100% and has a cut-off date balance of approximately $84.9 million. Loan proceeds were used to pay off previous debt of approximately $64.4 million, fund upfront reserves of approximately $13.5 million and pay closing costs of approximately $0.7 million. Based on an “As-is” appraised value of $127.8 million as of August 21, 2013, the cut-off date LTV ratio is 66.4%. Based on an “As Stabilized” appraised value of $159.9 million as of August 21, 2017, the “As Stabilized” LTV ratio is 53.1%. The most recent prior financing of the Hilton Universal Studios Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$85,000,000	100.0%	Mortgage Loan Payoff	$64,362,563	75.7%
			Reserves	$13,536,543	15.9%
			Closing Costs	$691,291	0.8%
			Return of Equity	$6,409,603	7.5%
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Hillcrest Real Estate, LLC and Sun Hill Real Estate, LLC, are each a single purpose Delaware limited liability company, each structured to be bankruptcy-remote and with two independent directors in their organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Universal Paragon Corporation (“UPC”) and Sun Hill Properties, Inc. (Los Angeles) (“Sun Hill LA”).

UPC is a real estate design and development firm based in San Francisco, California that acquires, entitles, develops, operates, and sells real estate with assets in northern and southern California.  UPC has three major development projects in the pipeline, including Brisbane Baylands, a 660-acre brownfield redevelopment project, Schlage Lock Redevelopment, a brownfield site that is being transitioned into a retail, office and housing development, and Executive Park, a mixed-use/housing project near Candlestick Point in San Francisco.

The Property.    The Hilton Universal Studios Property is located adjacent to Universal Studios Hollywood, and consists of a 482-room hotel complex, a fitness center, an outdoor swimming pool and whirlpool, gift shop, business center and four food & beverage outlets, ranging from a coffee bar to a full service restaurant. The full service restaurant, Café Sierra, is a three-meal restaurant that can seat 170 people and offers American and Mandarin cuisine. Additionally, the Hilton Universal Studios Property contains approximately 51,000 square feet of meeting space located in two areas, which can be broken up into a total of 19 different meeting rooms. All of the rooms offer views of Universal Studios Hollywood, CityWalk LA, or the Hollywood Hills. Standard room amenities at the Hilton Universal Studios Property include serenity beds, a 32” LCD television, mini fridge, arm chair and ottoman, coffee maker and complimentary high speed internet. In addition, there are 647 parking spaces for a parking ratio of 1.34 spaces per room.  The Hilton Universal Studios Loan is secured by a first priority mortgage in Hillcrest Real Estate, LLC’s fee simple interest in the land, consisting of approximately 5.25 acres, and Sun Hill Real Estate, LLC’s leasehold interest in the land and improvements. Sun Hill LA purchased the leasehold interest in the Hilton Universal Studios Property in 1990, and Hillcrest Development, LLC, the sole owner of Hillcrest Real Estate, LLC, subsequently purchased the fee simple interest in the land in 2009. Concurrently with the closing, the fee interest in the Hilton Universal Studios Property was conveyed to Hillcrest Real Estate, LLC, and the leasehold interest in the Hilton Universal Studios Property was conveyed to Sun Hill Real Estate, LLC.  The ground lease currently has approximately 43 years remaining on its term, expiring in March

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

2057. Since the borrowers collectively own both the land and the improvements, both are included as collateral for the Hilton Universal Studios Loan.

The Hilton Universal Studios Property is managed by Sun Hill LA, an affiliate of the borrowers, under the Hilton franchise flag. At closing, Sun Hill Real Estate, LLC executed a 20-year franchise renewal with Hilton that expires September 30, 2033. The franchise agreement was conditional upon Sun Hill Real Estate, LLC agreeing to an approximately $12.7 million ($26,348 per room) property improvement plan (“PIP”). The PIP, which is expected to be complete in 2016, will refresh all areas of the Hilton Universal Studios Property, but mainly a full renovation of the lobby, replacing all tile and carpeted flooring, furniture, lighting and artwork. Guestroom renovations will include replacement of all case goods, sofa seating, mattresses and decor.  The subsequent chart shows a breakdown of the PIP by area:

Property Improvement Plan Allocation
PIP Area	Amount ($)
Exterior	$166,641
Lobby	$725,791
Public Areas	$91,214
Food & Beverage	$754,765
Pre-Convene	$359,308
Meeting Spaces	$935,524
Pool & Fitness	$283,750
Back of House	$37,780
Guestroom Corridors	$1,241,091
Guestrooms / Suites	$6,163,865
Guestroom Bathrooms	$1,940,208
Total	$12,699,937

In addition to the Hilton franchise-required PIP, Hillcrest Real Estate, LLC is participating in a government-related Property Assessed Clean Energy program (“PACE”) that provides financing to encourage property owners to make energy-efficient capital improvements to their properties. Through the PACE program, Hillcrest Real Estate, LLC will modernize the elevators at the Hilton Universal Studios Property, as well as upgrade the HVAC system, LED lighting, install energy efficient roofing, low flow faucets and showers, windows and window glazing. The improvements will cost approximately $7.0 million ($14,523 per room) and the majority of the improvements are estimated to be completed by December 31, 2013, with the elevator modernization estimated to be completed in 2015.

The PACE program financing will be paid for in the form of an assessment which secures a taxable municipal bond. The financing will be paid semiannually and will increase the annual property tax bill by approximately $1.06 million in 2015, and thereafter a fixed payment of $660,750 per year. The additional $660,750 in tax payments has been underwritten. The first payment is not due until March 2, 2015. The installation of the improvements is also expected to reduce the Hilton Universal Studios Property’s annual electrical costs. In addition, Hillcrest Real Estate, LLC is eligible for rebates of up to $1.7 million from the local utility company if required improvements are in-place by year end 2013. As of the date hereof, the required improvements are on schedule to be complete by year-end. There is no mortgage lien associated with PACE.

Environmental Matters.    The Phase I environmental report dated October 17, 2013 recommended continued implementation of the general asbestos operations and maintenance plan at the Hilton Universal Studios Property.

The Market.    The Hilton Universal Studios Property is located approximately 3.5 miles north of Hollywood and approximately 10.0 miles northwest of Downtown Los Angeles. Los Angeles County ranks 18th on the list of the world’s largest economies and is the largest county in the nation in terms of population, totaling an estimated 9.8 million residents, about 26.3% of the State of California’s population. Los Angeles County is home to 21 of the nation’s Fortune 500 corporations. In 2013, The Walt Disney Company, Ingram Micro, and DirecTV were the largest Fortune 500 corporations in Los Angeles County. As of April 2013, the Los Angeles County unemployment rate was 9.9%, down from the 11.2% one-year prior.

Demand at the Hilton Universal Studios Property consists of 47.0% leisure, 30.0% commercial and 23.0% meeting and group. The primary demand generator for the area is Universal Studios Hollywood, a movie studio and theme park located adjacent to the Hilton Universal Studios Property. Universal Studios Hollywood was originally created to offer tours of the real Universal Studios soundstages and sets, which over the years developed into a theme park. Theme rides at Universal Studios include Transformers: The Ride 3D, King Kong 360 3D, Jurassic Park – The Ride, Shrek 4-D and Revenge of the Mummy – The Ride. Outside of the theme park is the Universal CityWalk, which is a three-block entertainment, dining, and shopping promenade that offers live music, more than 30 places to eat, six nightclubs, a 19-screen movie theater and over 30 places to shop. Universal Studios Hollywood was ranked the ninth most visited theme park in North America and the seventeenth most visited worldwide, with 5.9 million visitors in 2012, a 15.0% increase

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

over 2011. Universal Studios Hollywood is investing $1.6 billion to bring the Wizarding World of Harry Potter attraction to the theme park. Construction on this attraction began in fall 2013.

The Hilton Universal Studios Property is located in the East Valley/Tri Cities submarket, the largest office submarket in the Los Angeles North area. The East Valley/Tri Cities submarket includes all of Glendale, Burbank and Pasadena, and is home to approximately 17.1 million square feet of office space. Commercial travelers are strongest Monday through Thursday nights and the typical stay is from one to three days. Commercial demand is generated primarily by the wide variety of corporate tenants in the surrounding area. The largest generators of commercial room night demand in the Universal City area is generated by the office campuses nearby and in Burbank and are generally comprised by the entertainment and film industries. A large portion of the office space in this submarket is related to the entertainment industry. Six major studios are located within close proximity to the Hilton Universal Studios Property including Warner Brothers, NBC, Walt Disney, Universal Studios, CBS/MTM, and the DreamWorks Animation Campus. Meeting and group demand in the Los Angeles area is generated primarily by local businesses, and represents uses such as training sessions, small exhibits, product announcements, meetings and seminars. Meeting and group travelers typically achieve an average length of stay of three to five days. The subsequent chart presents primary competitors to the Hilton Universal Studios Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy(2)	2012 ADR(2)	2012 RevPAR(2)
Hilton Universal Studios Property(3)	482	1983	50,999	85.2%	$169.06	$144.01
Loews Hollywood	632	2001	50,000	75.0%	$192.00	$144.00
Hilton Glendale	351	1992	19,000	80.0%	$137.00	$109.60
Marriott Burbank Airport	488	1982	50,000	80.0%	$135.00	$108.00
Holiday Inn Universal Studios	256	1972	12,000	85.0%	$139.00	$118.15
Sheraton Universal City	449	1969	32,000	76.0%	$163.00	$123.88
Total/Wtd. Avg.	2,658			79.3%	$160.37	$127.17
(1)	Source: Appraisal
(2)	2012 Occupancy, 2012 ADR and 2012 RevPAR represent estimates from the appraiser.
(3)
The minor variances between the underwriting and the above table with respect to 2012 Occupancy, 2012 ADR and 2012 RevPAR at the Hilton Universal Studios Property are attributable to variances in reporting methodologies and/or timing differences.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W	U/W per Room
Occupancy	80.5%	83.5%	85.0%	85.2%	85.2%
ADR	$156.71	$163.17	$169.06	$173.25	$173.25
RevPAR	$126.11	$136.26	$143.62	$147.67	$147.67

Room Revenue	$22,186,970	$23,971,643	$25,336,092	$25,978,929	$25,978,929	$53,898
F&B Revenue	12,549,929	12,886,254	13,777,223	13,610,254	13,610,254	28,237
Other Revenue	3,269,803	3,261,615	3,392,918	3,624,002	3,624,002	7,519
Total Revenue	$38,006,702	$40,119,512	$42,506,232	$43,213,185	$43,213,185	$89,654
Operating Expenses	16,002,802	17,304,358	17,916,791	17,732,613	17,732,613	36,790
Undistributed Expenses(1)	11,408,598	11,670,847	11,976,961	12,068,757	10,640,733	22,076
Gross Operating Profit	$10,595,302	$11,144,307	$12,612,480	$13,411,815	$14,839,839	$30,788
Management Fee	1,140,201	1,203,585	1,275,187	1,296,396	1,296,396	2,690
Total Fixed Charges(1)	1,704,968	1,702,813	1,736,287	1,760,247	2,345,357	4,866
Net Operating Income	$7,750,134	$8,237,909	$9,601,006	$10,355,173	$11,198,086	$23,233
FF&E	1,520,268	1,604,780	1,700,249	1,728,527	1,728,527	3,586
Net Cash Flow	$6,229,865	$6,633,128	$7,900,757	$8,626,645	$9,469,559	$19,646
(1)
U/W Total Fixed Charges include $660,750 in additional taxes due to the PACE assessment. U/W Undistributed Expenses include utilities underwritten based on the    T-12 8/31/2013 amount less $660,750 in energy savings due to energy-efficient installations from the PACE program. Per an energy assessment, energy savings are estimated to be higher than $660,750.

Property Management.    The Hilton Universal Studios Property is managed by Sun Hill LA, a borrower affiliate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

Lockbox / Cash Management.    The Hilton Universal Studios Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (defined below) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrowers’ account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will begin upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio falls below 1.25x on the last day of any calendar quarter and will end upon (a) with respect to clause (i), the date the event of default has been cured and (b) with respect to clause (ii), the debt service coverage ratio is 1.30x for at least two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $539,148 into a tax reserve account, (ii) $297,457 into an insurance reserve account and (iii) $12,699,937 into a PIP reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $134,787, into a tax reserve account, which amount will increase if any new tax assessment installments owed by the borrower in connection with the PACE program causes the annual tax amount to increase and (ii) a percentage of the prior month’s gross revenues equal to (a) 1.0% from December 6, 2013 to November 6, 2014, (b) 2.0% from December 6, 2014 to November 6, 2015, (c) 3.0% from December 6, 2015 to November 6, 2016 and (d) 4.0% thereafter, into a replacement reserve account. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 Universal Hollywood Drive Los Angeles, CA 91608	Collateral Asset Summary – Loan No. 5 Hilton Universal Studios	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,899,929 66.4% 1.71x 13.2%

BOB HOPE AIRPORT
Burbank Airport Station
DOWNTOWN BURBANK
Empire Center
Burbank Town Center
Downtown Burbank Station
Nickelodeon Studios
Burbank
NoHo Arts District
Television Academy Hall of Fame
NORTH HOLLYWOOD
VALLEY VILLAGE
Warner Bros. Ranch
Disney Studios
LA Equestrian Center
NBC Studios
Travel Town
VENTURA FWY
MEDIA DISTRICT
TOLUCA LAKE
Warner Bros. Studios
Mount Sinai Cemetery
Forest Lawn Cemetery
TUJUNGA VILLAGE
CBS Studios
Lakeside Country Club
Universal Studios Theme Park
Universal Studios
STUDIO CITY
Hilton Universal Studios
555 Universal Hollywood Drive
Los Angeles, CA 91608
HOLLYWOOD
HOLLYWOOD KNOLLS
GRIFFITH PARK
HOLLYWOODLAND
SANTA MONICA MOUNTAINS
Lake Hollywood
Griffith Observatory
Ford Amphitheatre
Hollywood Bowl
HOLLYWOOD FWY
BEACHWOOD CANYON
LAUREL CANYON
LOS FELIZ
Hollywood & Highland Center
WALK OF FAME
HOLLYWOOD
EAST HOLLYWOOD
TROUSDALE ESTATES
SUNSET HILLS
KTLA
West Hollywood
Henson Studios
Sunset & Gower Studios
Greystone Mansion
SUNSET STRIP
Raleigh Studios
Paramount Studios
Beverly Hills
MELROSE SHOPPING DISTRICT
Los Angeles
LARCHMONT VILLAGE
MELROSE
MID-CITY
Cedars-Sinai Medical Center
BEVERLY CENTER
CBS Television City
CARTIFACT
Los Angeles
Long Beach
Anaheim
Pasadena
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

Mortgage Loan Information	Property Information
Loan Seller:	CCRE	Single Asset / Portfolio(6):	Portfolio of ten properties
Loan Purpose(1):	Refinance / Acquisition	Property Type:	Self Storage
Sponsor:	Christopher P. Miller; Storage Quest	Collateral(7):	Fee Simple / Leasehold
Investments Limited Partnership	Location:	New Jersey and Pennsylvania
Borrower:	Storage Quest New Jersey Limited	Year Built / Renovated:	1992-2006 / 2012, 2013
Partnership	Total Units(8):	7,519
Original Balance:	$51,750,000	Total Sq. Ft. (9):	889,645
Cut-off Date Balance:	$51,750,000	Property Management:	Storage Management and Leasing Co.
% by Initial UPB:	4.7%	LLC
Interest Rate:	5.0280%	Underwritten NOI:	$4,612,832
Payment Date:	6th of each month	Underwritten NCF:	$4,497,976
First Payment Date:	January 6, 2014	Appraised Value:	$77,250,000
Maturity Date:	December 6, 2023	Appraisal Date:	October 2013
Amortization:	Interest only for the first 24 months;
360 months thereafter	Historical NOI(10)
Additional Debt:	None	Most Recent NOI:	$4,220,562 (T-12 September 30, 2013)
Call Protection:	L(24), D(93), O(3)	2012 NOI:	$3,337,208 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing	2011 NOI:	$2,426,707 (December 31, 2011)
2010 NOI:	$2,681,261 (December 31, 2010)
Reserves(2)
Initial	Monthly	Historical Occupancy(10)(11)
Taxes:	$176,667	$88,334	Current Occupancy:	79.0% (October 31, 2013)
Insurance:	$45,476	$4,134	2012 Occupancy:	73.7% (December 31, 2012)
Capital Improvements(3):	$830,000	$9,583	2011 Occupancy:	58.3% (December 31, 2011)
Ground Lease Reserve:	$0	Springing	2010 Occupancy:	54.6% (December 31, 2010)
Ground Lease Holdback(4):	$6,650,000	NAP
(1)   At closing, the borrower refinanced existing debt on seven of the iStorage Portfolio 3 Properties and acquired the iStorage Burlington property for approximately $11.8 million. The remaining two properties that comprise the iStorage Portfolio 3 Loan were unencumbered and are being recapitalized in connection with the iStorage Portfolio 3 Loan.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   A capital improvements reserve account was established at closing including $728,516 for elective capital improvements and $101,484 of immediate repairs to the iStorage Portfolio 3 Properties, which represents 125% of the estimated costs of maintenance and repairs. The elective capital repair cost will be reimbursed to the borrower as requested upon completion of qualifying capital improvements within one year after the closing date.
(4)   The ground lease holdback represents 148% of the allocated loan amount for the iStorage Aston leasehold property ($4,500,000). Funds in the holdback reserve will be held by lender until the fee mortgagee (for the iStorage Aston leasehold property) provides a joinder agreement recognizing the iStorage Portfolio 3 Loan and provides the lender with standard protections as leasehold mortgagee.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.75x and 1.70x, respectively.
(6)   The iStorage Portfolio 3 Loan does not permit any property releases or substitutions.
(7)   Nine properties in which the borrower has fee simple interests, and one property, the iStorage Aston property, in which the borrower has a leasehold interest.
(8)   Total Units include 7,104 storage units and 415 parking and RV storage spaces.
(9)   Total Sq. Ft. excludes Sq. Ft. attributed to parking and RV storage spaces.
(10)  Seven of the iStorage Portfolio 3 Properties were acquired in July 2012, two in February 2013 and one was acquired at the closing of the iStorage Portfolio 3 Loan.
(11)  Historical and Current Occupancy based on Sq. Ft.

Financial Information
Cut-off Date Balance / Sq. Ft. (Unit):	$58 ($6,883)
Balloon Balance / Sq. Ft. (Unit):	$50 ($5,960)
Cut-off Date LTV:	67.0%
Balloon LTV:	58.0%
Underwritten NOI DSCR(5):	1.38x
Underwritten NCF DSCR(5):	1.34x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.7%
Underwritten NOI Debt Yield at Balloon:	10.3%
Underwritten NCF Debt Yield at Balloon:	10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

Portfolio Summary(1)
Property Name	Location	Year Acquired	Total Units	Total Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy at Acquisition(2)	Occupancy (SF / Unit)
iStorage Burlington(3)	Burlington, NJ	2013	1,091	109,130	1998 / 2013	$12,000,000	85%	87% / 85%
iStorage Howell	Howell, NJ	2013	860	94,872	2000 / 2013	$11,200,000	88%	93% / 88%
iStorage Washington Township	Sewell, NJ	2012	796	100,809	2002 / 2012	$8,640,000	77%	84% / 81%
iStorage Mullica Hill	Mullica Hill, NJ	2012	763	113,505	2000 / 2012	$7,190,000	50%	68% / 65%
iStorage Aston	Aston, PA	2012	598	68,800	2002 / 2012	$7,170,000	92%	92% / 90%
iStorage Smithville	Absecon, NJ	2012	826	104,334	2006 / 2012	$7,010,000	48%	61% / 52%
iStorage West Deptford	Thorofare, NJ	2013	815	96,636	1992 / 2013	$6,950,000	71%	68% / 66%
iStorage Blackwood	Blackwood, NJ	2012	775	99,259	2004 / 2012	$6,600,000	62%	69% / 74%
iStorage Cape May	Rio Grande, NJ	2012	536	61,355	2005 / 2012	$6,590,000	80%	94% / 81%
iStorage Akron	Ephrata, PA	2012	459	40,945	2001 / 2012	$3,900,000	90%	94% / 94%
Total / Wtd. Average:			7,519	889,645		$77,250,000	72%	79% / 77%
(1)	The iStorage Portfolio 3 Loan does not permit any property releases or substitutions.
(2)	Occupancy at Acquisition is based on units, and includes all unit types.
(3)
The iStorage Burlington property was acquired in conjunction with the closing of the iStorage Portfolio 3 Loan (November 20, 2013). As such, Occupancy at Acquisition represents October 31, 2013 occupancy.

The Loan. The iStorage Portfolio 3 loan (the “iStorage Portfolio 3 Loan”) is a fixed rate loan secured by the borrower’s fee simple and leasehold interests (the iStorage Aston property is the only leasehold property) in an approximately 889,645 sq. ft., 7,519-unit self storage portfolio located in New Jersey and Pennsylvania (the “iStorage Portfolio 3 Properties”) with an original principal balance of $51.75 million. The iStorage Portfolio 3 Loan has a 10-year term and after an initial two-year interest only period, amortizes on a 30-year schedule. The iStorage Portfolio 3 Loan accrues interest at a fixed rate equal to 5.0280% and has a Cut-off Date Balance of $51.75 million. Loan proceeds were used to retire existing debt of approximately $25.2 million, purchase the iStorage Burlington property, return approximately $12.6 million of equity to the sponsors, fund upfront reserves and pay closing costs.  Based on the appraised value of approximately $77.3 million from appraisals completed in October 2013, the Cut-off Date LTV is 67.0% with remaining implied equity of approximately $25.5 million.  The most recent prior financing of the iStorage Portfolio 3 Properties was not included in a securitization except for the iStorage Burlington property which was in the BSCMS 2006-PW11 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$51,750,000	100.0%	Loan Payoff(1)	$25,167,576	48.6%
			Acquisition(1)	$11,798,957	22.8%
			Reserves	$1,052,143	2.0%
			Closing Costs	$1,161,266	2.2%
			Return of Equity(2)	$12,570,059	24.3%
Total Sources	$51,750,000	100.0%	Total Uses	$51,750,000	100.00%
(1)
At closing, the borrower refinanced existing debt on seven of the iStorage Portfolio 3 Properties and acquired the iStorage Burlington property for approximately $11.8 million. The remaining two properties that comprise the iStorage Portfolio 3 Loan were unencumbered.

(2)
The Return of Equity includes the ground lease holdback reserve of $6.65 million, which will be returned to the borrower when the fee mortgagee (for the ground-leased iStorage Aston property) provides a joinder agreement recognizing the iStorage Portfolio 3 Loan and provides the lender with standard protections as leasehold mortgagee.

The Borrower / Sponsor.    The borrower, Storage Quest New Jersey Limited Partnership, is a Nevada limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the non-recourse carve-out guarantors are Christopher P. Miller and Storage Quest Investments Limited Partnership.

Christopher P. Miller is one of the principals of iStorage, a national self storage company with 52 facilities in ten states. iStorage specializes in purchasing distressed storage facilities and repositioning them through capital improvements, technological enhancements, efficient management and leasing.  Mr. Miller has been involved in the commercial real estate industry since 1994, including the ownership and management of 6,000 multifamily and 20,000 self storage units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

In July 2012, the borrower purchased a 50.005% ownership interest in seven of the ten iStorage Portfolio 3 Properties. In February 2013, two additional assets, iStorage West Deptford and iStorage Howell were contributed to the partnership. The tenth asset, iStorage Burlington, was acquired in conjunction with the iStorage Portfolio 3 Loan closing for approximately $11.8 million. The borrower began managing the iStorage Burlington property in August of 2013. The iStorage Portfolio 3 Properties were originally acquired and developed by Horace Long from 1994-2007; he remains in the transaction as a 49.995% partner. The borrower has subsequently invested $1.4 million in capital expenditures (exclusive of the $830,000 capital improvement reserve associated with this loan) to renovate the properties and improve performance. Renovations include parking lot repairs, electrical and data systems upgrades, signage upgrades, renovation of the leasing offices, property wide Wi-Fi and security system upgrades.

The Property. The iStorage Portfolio 3 Loan is secured by the fee simple interests in nine self storage properties and the leasehold interest in one self storage property, together consisting of approximately 889,645 sq. ft. The iStorage Portfolio 3 Properties are located across two states, with eight located in New Jersey and two in Pennsylvania. The iStorage Portfolio 3 Properties range from 40,945 sq. ft. to 113,505 sq. ft. or 459 units to 1,091 units. Unit mixes include interior and exterior storage units (18.0% climate controlled), as well as boat and RV parking. As of October 31, 2013, the iStorage Portfolio 3 Properties were 79.0% leased based on total sq. ft. and 76.6% leased based on total units.

Unit Mix
Property Name	Total Sq. Ft.	Total Units	Climate Controlled Units	Non-Climate Controlled Units	Parking/ RV Units
iStorage Burlington	109,130	1,091	104	896	91
iStorage Howell	94,872	860	51	775	34
iStorage Washington Township	100,809	796	217	579	0
iStorage Mullica Hill	113,505	763	196	539	28
iStorage Aston	68,800	598	79	511	8
iStorage Smithville	104,334	826	199	555	72
iStorage West Deptford	96,636	815	154	643	18
iStorage Blackwood	99,259	775	227	491	57
iStorage Cape May	61,355	536	93	352	91
iStorage Akron	40,945	459	30	413	16
Total / Wtd. Average:	889,645	7,519	1,350	5,754	415

Environmental Matters.  The Phase I environmental reports, dated between October and November 2013, recommended no further action, except with respect to the iStorage Howell, iStorage Smithville and iStorage Akron properties, where the Phase I environmental reports recommended the development and implementation of an asbestos operation and maintenance plan, which is in-place for all, and with respect to the iStorage Cape May property, where the Phase I environmental report recommended the development and implementation of a lead in drinking water operation and maintenance plan, which is in place.

The Market.  The U.S. self storage market encompassed over 50,000 self storage facilities totaling approximately 3.0 billion square feet in 2012 according to the Self-Storage Almanac 2013 (MiniCo, Inc.).  The customer base for self storage is broken down into four categories: residential, commercial, student, and military, of which residential represents approximately 69.0% of the unit mix. On a weighted average basis, the monthly rent per unit and monthly rent PSF at the iStorage Portfolio 3 Properties are 20.2% and 31.0% below market respectively. Across the portfolio within a three-mile radius, the average population was 45,306 and the median household income was $68,655. The subsequent chart depicts market information compared to the iStorage Portfolio 3 Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

Market Comparison
				Market Comparables(1)			3-Mile Radius(1)
Property Name	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy(2)	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy	Population	Median Household Income
iStorage Burlington	$85	$0.81	87%	$97	$1.06	83%	68,006	$59,693
iStorage Howell	$95	$0.86	93%	$98	$0.99	94%	40,309	$84,245
iStorage Washington Township	$89	$0.72	84%	$98	$0.94	81%	62,028	$80,521
iStorage Mullica Hill	$74	$0.48	68%	$105	$0.82	83%	13,841	$106,151
iStorage Aston	$119	$1.03	92%	$123	$1.23	88%	75,668	$51,515
iStorage Smithville	$65	$0.50	61%	$120	$1.20	78%	15,417	$57,772
iStorage West Deptford	$70	$0.59	68%	$109	$1.08	87%	47,626	$55,104
iStorage Blackwood	$76	$0.57	69%	$101	$0.85	84%	77,501	$61,666
iStorage Cape May	$95	$0.80	94%	$115	$0.94	93%	20,882	$50,646
iStorage Akron	$66	$0.74	94%	$71	$0.85	86%	20,651	$55,705
Wtd. Average:	$83	$0.69	79%	$104	$1.00	85%	45,306	$68,655
(1)	Source Appraisals.
(2)	Occupancy based on Sq. Ft.

Cash Flow Analysis.
Cash Flow Analysis(1)
	2010	2011	2012	T-12 9/30/2013	U/W(2)	U/W PSF
Base Rent	$6,319,678	$5,764,046	$6,237,313	$7,178,734	$7,472,737	$8.40
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$6,319,678	$5,764,046	$6,237,313	$7,178,734	$7,472,737	$8.40
Total Recoveries	0	0	0	0	0	0.00
Total Other Income(3)	457,358	589,804	551,563	624,910	704,148	0.79
Less: Vacancy	0	0	0	0	0	0.00
Effective Gross Income	$6,777,036	$6,353,850	$6,788,876	$7,803,644	$8,176,885	$9.19
Total Operating Expenses	4,095,775	3,927,143	3,451,668	3,583,082	3,564,053	4.01
Net Operating Income	$2,681,261	$2,426,707	$3,337,208	$4,220,562	$4,612,832	$5.19
Capital Expenditures	0	0	0	0	114,856	0.13
Net Cash Flow	$2,681,261	$2,426,707	$3,337,208	$4,220,562	$4,497,976	$5.06
(1)	Seven of the iStorage Portfolio 3 Properties were acquired in July 2012, two in February 2013 and one was acquired at the closing of the iStorage Portfolio 3 Loan.
(2)
Underwriting based on T-6 Annualized rental income as of October 31, 2013 and T-12 actual expenses as of September 30, 2013, which reflects an occupancy rate of 79.0% compared to the weighted average market occupancy of 85.0%.

(3)	Total Other Income consists primarily of tenant insurance sales as well as standard self storage products including boxes and other moving supplies.

Property Management.    The iStorage Portfolio 3 Properties are managed by Storage Management and Leasing Co. LLC, an affiliate of iStorage and the borrower.

Lockbox / Cash Management.    The iStorage Portfolio 3 Loan is structured with a soft lockbox and springing cash management.  In place cash management is required during the continuation of (i) an event of default, (ii) a bankruptcy action of the borrower, principal, guarantor or manager until, in the case of the manager only, the borrower engages a suitable replacement manager, (iii) a Ground Lease Trigger Event (as defined below), or (iv) the failure of the borrower to maintain a debt service coverage ratio for two consecutive calendar quarters of 1.15x.

With respect to the Ground Lease Trigger Event (as defined below), the ground lessor at the iStorage Aston property has the right to require the removal or relocation of the improvements at its own expense if needed for its purpose as a utility company, so long as the removal or relocation does not materially interfere with the borrower’s operations at the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

A “Ground Lease Trigger Event” commences if (i) the ground lessor at the iStorage Aston property requires the removal or relocation of all or any portion of the iStorage Aston property improvements, or the ground lessor has given notice of its intention to exercise any such right and (ii) the debt service coverage ratio of the remaining properties is less than 1.40x at the end of any calendar quarter. All excess cash will be swept into the ground lease reserve account upon the commencement of a Ground Lease Trigger Event, subject to a cap of $406,875, which is equal to one year of allocated debt service for the iStorage Aston property.  The Ground Lease Trigger Event will end if (i) the debt service coverage ratio for the nine iStorage Portfolio 3 Properties, excluding the iStorage Aston property, is greater than or equal to 1.40x at the end of two consecutive calendar quarters or (ii) with respect to the iStorage Aston property, (a) the NOI decreases by no more than 10% as of the end of two consecutive calendar quarters after commencement of the removal or relocation work, (b) no more than 10% of the rentable square footage is affected and (c) the debt service coverage ratio for iStorage Portfolio 3 Properties is greater than or equal to 1.45x at the end of two consecutive calendar quarters.  In addition to the cash flow sweep, the sponsors have provided a guarantee for losses associated with this ground lease provision.

Initial Reserves. At closing, the borrower deposited (i) $176,667 into a tax reserve account and (ii) $45,476 into an insurance reserve account.

Additionally, a capital improvements reserve account of $830,000 was established at closing including $728,516 for elective capital improvements and $101,484 of immediate repairs to the iStorage Portfolio 3 Properties, which represents 125% of the estimated costs of maintenance and repairs. Money for the elective capital improvements will be returned to the borrower as requested upon completion of qualifying capital improvements within one year after the closing date. If the capital improvements are not completed within one year, the lender may (i) continue to hold the reserve amount as additional security or (ii) withdraw the funds and apply them to the completion of capital improvements or the reduction of principal.

The iStorage Portfolio 3 Loan is structured with a ground lease reserve of $6,650,000 related to the iStorage Aston property, which is equal to 148% of the allocated loan amount. Funds in the reserve will be released to the borrower if (i) there is no event of default and (ii) lender has received (a) a duly executed and delivered recognition agreement from the fee mortgagee and evidence of recordation of the recognition agreement, (b) duly executed and delivered non-disturbance agreement and evidence of recordation of the non-disturbance agreement, (c) affirmative title insurance coverage and/or endorsements to the applicable title insurance policy relating to the recognition agreement and the non-disturbance agreement that is in form and substance acceptable to lender and (d) payment or reimbursement of all costs and expenses incurred by the lender in connection with the satisfaction of (a), (b) and (c) above, including reasonable legal fees and expenses.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $88,334 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $4,134 into an insurance reserve account and (iii) $9,583 into a replacement reserve account.

Ground Lease.   The iStorage Aston property is subject to a long term ground lease. The lessor on the ground lease is PECO Energy Company, an affiliate of Exelon Corporation. The lease commenced in April 2002 with a 50-year initial term and one 10-year extension. Upon the extension being exercised, the effective expiration would be April 2062. The ground rent is currently $51,750 per year, and will increase every five years based on CPI.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Partial Release.   None.

Substitution.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New Jersey Pennsylvania	Collateral Asset Summary – Loan No. 6 iStorage Portfolio 3	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,750,000 67.0% 1.34x 8.9%

Edison
Hillsborough
Reading
Franconia
Buckingham
Princeton
Marlboro
Doylestown
Pottstown
Ewing
Trenton
Warminster
Southampton
Levittown
Howell
Ephrata
Bensalem
Burlington Township
Jackson
Lancaster
Elkins Park
Lakewood
Radnor Township
Willingboro
Toms River
Talmage
Coatesville
Cinnaminson
West Chester
Upper Darby
Camden
Whiting
PENNSYLVANIA
Cherry Hill
Bayville
Philadelphia
Aston
Blackwood
NEW JERSEY
Thorofare
Atco
Wilmington
Sewell
Ocean Acres
Brookside
Newark
Glassboro
Mullica Hill
Williamstown
Hammonton
Elkton
Glasgow
Pennsville
Havre de Grace
Absecon
Vineland
Bridgeton
Pleasantville
Millville
Atlantic City
MARYLAND
Somers Point
Ocean City
Dover
Delaware Bay
ATLANTIC OCEAN
DELAWARE
Villas
CARTIFACT.

iSTORAGE PORTFOLIO

	Property Name	Address	City/State	Zip Code
1	iStorage Burlington	902 Sunset Road	Burlington, NJ	08016
2	iStorage Washington Township	469 Hurffville-Crosskeys Road	Sewell, NJ	08080
3	iStorage Blackwood	801 North Black Horse Pike	Blackwood, NJ	08012
4	iStorage Cape May	340 Fulling Mill Road	Rio Grande, NJ	08251
5	iStorage Smithville	36 South New York Road	Absecon, NJ	08205
6	iStorage West Deptford	1701 Crown Point	Thorofare, NJ	08086
7	iStorage Howell	2464 Route 9	Howell, NJ	07731
8	iStorage Mullica Hill	295 Bridgeton Pike	Mullica Hill, NJ	08062
9	iStorage Aston	2520 Market Street	Aston, PA	19014
10	iStorage Akron	4353 Oregon Pike	Ephrata, PA	17522

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Mid-Rise Multifamily
Sponsor:	George W. Banks; David N. Khoury		Collateral:	Fee Simple
Borrower:	PRCP-NS New Orleans, LLC		Location:	New Orleans, LA
Original Balance:	$43,500,000		Year Built / Renovated:	1973 / 2008
Cut-off Date Balance:	$43,500,000		Total Units(4):	440
% by Initial UPB:	3.9%		Property Management:	Priderock Capital Management, LLC
Interest Rate:	4.8400%		Underwritten NOI:	$3,794,921
Payment Date:	6th of each month		Underwritten NCF:	$3,750,921
First Payment Date:	January 6, 2014		Appraised Value(5):	$58,300,000
Maturity Date:	December 6, 2023		Appraisal Date(5):	October 25, 2014
Amortization:	Interest only for first 60 months, 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$3,585,773 (T-12 September 30, 2013)
Call Protection:	L(24), D(92), O(4)		2012 NOI:	$3,611,464 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing		2011 NOI:	$3,210,851 (December 31, 2011)
			2010 NOI:	NAP
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$580,329	$54,300	Current Occupancy:	97.0% (November 13, 2013)
Insurance:	$0	$24,479	2012 Occupancy:	97.4% (December 31, 2012)
Replacement:	$0	$10,303	2011 Occupancy:	98.5% (December 31, 2011)
Renovation Reserve:	$2,200,000	NAP	2010 Occupancy:	NAP
			(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information			(2)	Based on the “As Completed” value. Based on the current “As-is” Appraised Value of $55.5 million, the Cut-off Date LTV and Balloon LTV are 78.4% and 72.1%, respectively.
Cut-off Date Balance / Unit:		$98,864
Balloon Balance / Unit:		$90,953	(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.78x and 1.76x, respectively.
Cut-off Date LTV(2):		74.6%
Balloon LTV(2):		68.6%	(4)	Includes 437 apartment units and three commercial units which are leased to a salon and sundry shop.
Underwritten NOI DSCR(3):		1.38x
Underwritten NCF DSCR(3):		1.36x	(5)
The appraiser determined a value of $58.3 million assuming the completion of approximately $2.2 million of capital improvements to the Esplanade at City Park Property, which was reserved at closing. The appraiser’s “As-is” Appraised Value as of October 25, 2013 was $55.5 million.

Underwritten NOI Debt Yield:		8.7%
Underwritten NCF Debt Yield:		8.6%
Underwritten NOI Debt Yield at Balloon:		9.5%
Underwritten NCF Debt Yield at Balloon:		9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

The Loan.    The Esplanade at City Park loan (the “Esplanade at City Park Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 440-unit mid-rise multifamily property located at 3443 Esplanade Avenue in New Orleans, Louisiana (the “Esplanade at City Park Property”) and has an original principal balance of $43.5 million. The Esplanade at City Park Loan has a 10-year term and amortizes on a 30-year schedule after an initial 60 month interest only period. The Esplanade at City Park Loan accrues interest at a fixed rate equal to 4.8400% and has a cut-off date balance of $43.5 million. Loan proceeds were used to acquire the Esplanade at City Park Property for $53.5 million, fund upfront reserves of approximately $2.8 million and pay closing costs of approximately $2.2 million. The sponsor contributed approximately $15.0 million to complete the acquisition. Based on an “As Complete” appraised value of $58.3 million as of October 25, 2014, the cut-off date LTV ratio is 74.6% and the remaining implied equity is approximately $14.8 million. The most recent prior financing of the Esplanade at City Park Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$43,500,000	74.4%	Purchase Price	$53,500,000	91.5%
Sponsor Equity	$14,951,668	25.6%	Renovation Reserve	$2,200,000	3.8%
			Other Reserves	$580,329	1.0%
			Closing Costs	$2,171,339	3.7%
Total Sources	$58,451,668	100.0%	Total Uses	$58,451,668	100.0%

The Borrower / Sponsor.    The borrower, PRCP-NS New Orleans, LLC, is a single-purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure, and is a joint venture between affiliates of Priderock Capital Partners, LLC and NorthStar Real Estate Income Trust, Inc. The sponsors of the borrower and the nonrecourse carve-out guarantors are George W. Banks and David N. Khoury, jointly and severally.

Priderock Capital Partners, LLC (“Priderock”) was founded in 2008 to manage and invest in multifamily apartment communities for third-party institutional and high net worth investors. The Priderock senior management team has acquired and managed over 15,000 multifamily units and developed over 24,000 units nationwide and currently manages over 2,500 units across five states. George W. Banks is a principal and co-founder of Priderock and has over 40 years of real estate experience, including the development of over 12,000 multifamily units. David N. Khoury is a principal and co-founder of Priderock and has prior experience financing over $1.5 billion of commercial properties.

NorthStar Real Estate Income Trust, Inc. is a public, non-traded REIT formed to originate, invest in and manage a diversified portfolio of commercial real estate debt, sponsored by NorthStar Realty Finance Corp. (“NorthStar”). NorthStar is a diversified commercial real estate investment and asset management company that is organized as an internally managed REIT (NYSE: NRF). NorthStar’s primary business lines include originating, structuring, acquiring and managing senior and subordinate commercial real estate debt investments as well as direct and indirect ownership of commercial real estate including healthcare, net lease, manufactured housing communicates, multifamily and other real estate assets. As of September 30, 2013, NorthStar had approximately $10.1 billion in assets under management, including $3.5 billion in its real estate portfolio.

The Property.    The Esplanade at City Park Property consists of one seven-story, Class A apartment building located in New Orleans, Louisiana, adjacent to the New Orleans City Park. The Esplanade at City Park Property was constructed in 1973 and renovated in 2008 and contains 437 apartment units and three commercial units, which include a salon and sundry shop. As of November 13, 2013, the Esplanade at City Park Property was 97.0% occupied (two units serve as model units and were not counted as occupied). Common area amenities at the Esplanade at City Park Property include a clubhouse, 24-hour fitness center, business center, library, swimming pool, recreation rooms and laundry room. Individual unit amenities include in-unit washer and dryer hook-ups, electric oven/range combination, garbage disposal, dishwasher, microwave and refrigerator/freezer. Parking is provided via 352 surface spaces, for an overall parking ratio of 0.80 parking spaces per unit.

The $2.2 million renovation reserve will be primarily used for unit upgrades including upgrading 133 standard units to premium units, including installation of granite countertops, slate/ceramic bathroom flooring, new kitchen fixtures, cabinets and appliances and carpet replacement, and upgrade 175 deluxe units to premium units, which includes the installation of granite countertops, slate/ceramic bathroom flooring and new kitchen fixtures. In addition to the unit upgrades, new common area upgrades will include an upgrade to the laundry facilities, installation of a cyber café, Wi-Fi throughout the common areas, and new flat screen televisions, furniture and a pool table for the clubhouse.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio	131	29.8%	96.2%	510	$932	$1.83
1 BD / 1 BA	167	38.0%	98.8%	730	$1,117	$1.53
2 BD / 2 BA	111	25.2%	96.4%	1,120	$1,568	$1.40
3 BD / 2 BA	28	6.4%	92.9%	1,485	$2,095	$1.41
Commercial	3	0.7%	100.0%	583	$638	$1.09
Total / Wtd. Avg.	440	100.0%	97.0%	810	$1,232	$1.58
(1)	Based on a rent roll dated November 13, 2013.
(2)	Two units serve as model units and were not counted as occupied.

Environmental Matters.    The Phase I environmental report dated October 25, 2013 recommended no further action at the Esplanade at City Park Property.

The Market.   The Esplanade at City Park Property is located within the Orleans Parish. The New Orleans-Metairie-Kenner metropolitan area (the “MSA”) had a 2012 population of approximately 1.2 million people (26.1% of the total population of the state of Louisiana) and has experienced annual growth of 1.6% since 2002. The 2013 population within a 3-mile radius of the Esplanade at City Park Property is 159,358 people a 2012 median household income of $34,919. The 2012 unemployment rate for the MSA was 6.5%, down from 7.3% in 2010. Tourism plays a large part in New Orleans’ economy. Major attractions in New Orleans can be found in the French Quarter, which contains many popular hotels, bars, and nightclubs. Notable tourist attractions in the French Quarter include Bourbon Street, Jackson Square, St. Louis Cathedral, the French Market and Preservation Hall. The New Orleans area is home to numerous celebrations, the most popular of which is Mardi Gras. The largest of the city’s many music festivals is the New Orleans Jazz & Heritage Festival, commonly referred to as “Jazz Fest”, which is one of the largest music festivals in the nation.

Additional demand drivers include the Port of New Orleans and approximately 15 colleges and universities within the city of New Orleans, including Tulane University and Loyola University New Orleans. Over 50,000 students are enrolled in the region’s two- and four-year degree granting institutions. The Tulane University School of Medicine and Louisiana State University School of Medicine generate a pool of medical professionals in the area. The city’s location along the Mississippi River has helped make New Orleans one of the largest and busiest ports in the world. The New Orleans region accounts for a significant portion of the nation’s oil refining and petrochemical production, and serves as a corporate base for onshore and offshore petroleum and natural gas production.

Located less than two miles away from the Esplanade at City Park Property is the BioDistrict New Orleans, which will be easily accessible by both car and public transportation. The BioDistrict New Orleans, which is scheduled to be completed in 2015, is a state-enabled economic development spanning 1,500 acres across downtown and the Mid-City market areas of New Orleans. BioDistrict New Orleans is focused on the development of a biosciences industry in New Orleans that will provide world-class biosciences research and development, and will create jobs for professionals, managers and workers representing a wide range of skills. The BioDistrict New Orleans district will include the new Southeast Louisiana Veterans Health Care Center, University Medical Center (UMC), Louisiana Cancer Center, and BioInnovation Center, and is estimated to create 34,000 direct and indirect jobs, generate $3.3 billion in economic activity, and demand for additional housing.

The overall New Orleans Metro market comprises an inventory of 84,916 units as of 3Q 2013 with an average occupancy of 93.9%. This amount has been relatively unchanged since a YE2011 inventory of 84,796. The Esplanade at City Park Property is located in the Central New Orleans Apartment submarket, which has an average occupancy level of 97.7% with an effective rent of $1,197 per unit, and with approximately 6.6% of properties offering concessions. Among properties of the same 1970s vintage, the average rent per unit was $1,122 per unit in 3Q 2013, compared to the Esplanade at City Park Property’s average rent per unit of $1,232. Historically, large concessions were provided to tenants at the Esplanade at City Park Property on an ongoing basis, but the borrower will not offer concessions. The appraiser determined overall market rent at the Esplanade at City Park Property to be $1,433 per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

Competitive Set(1)
Name	Esplanade at City Park Property(2)	American Can Apartments	The Crescent Club	1201 Canal Street Condominiums	The Saratoga	Civic Lofts & Penthouses	The Saulet
Distance from Subject	NAP	0.6 miles	1.8 miles	2.6 miles	2.9 miles	3.2 miles	4.2 miles
Year Built / Renovated	1973 / 2008	1929	2008	1903	1956	1920	2002
Total Occupancy	97.0%	94%	96%	100%	85%	100%	98%
No. of Units	440	268	228	122	155	72	702
Avg. Unit Size (Sq. Ft.)	810	863	692	851	733	1,394	876
Avg. Rent/Unit	$1,232	$1,341	$1,035	$1,831	$1,486	$1,963	$1,406
Avg. Rent PSF	$1.58	$1.55	$1.50	$2.15	$2.03	$1.41	$1.61
(1)	Source: Appraisal
(2)	Based on rent roll dated November 13, 2013.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2011	12/31/2012	T-12 9/30/2013	U/W	U/W per Unit
Gross Potential Rent(1)	$7,460,313	$7,466,686	$7,507,269	$6,601,080	$15,002
Allowable Other Income	334,260	331,084	306,596	309,410	703
Utility Reimbursements	36,006	117,299	128,457	130,392	296
Less: Concessions(1)	(1,196,368)	(1,137,954)	(1,047,424)	0	0
Less: Vacancy and Credit Loss(2)	(450,769)	(299,617)	(244,024)	(222,238)	(505)
Effective Gross Income	$6,183,442	$6,477,498	$6,650,874	$6,818,643	$15,497
Total Operating Expenses	2,972,591	2,866,034	3,065,101	3,023,722	$6,872
Net Operating Income	$3,210,851	$3,611,464	$3,585,773	$3,794,921	$8,625
Capital Expenditures	0	0	0	44,000	100
Net Cash Flow	$3,210,851	$3,611,464	$3,585,773	$3,750,921	$8,525

(1)
U/W Gross Potential Rent is based on the actual rents net of concessions, per the October 22, 2013 rent roll. Historically, large concessions were provided to tenants on an ongoing basis. The borrower will not offer concessions as rent is in line with market rent.

(2)	U/W Vacancy and Credit Loss includes $6,601 of credit loss and represents 3.4% of Gross Potential Rent.

Property Management.    The Esplanade at City Park Property is managed by Priderock Capital Management, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Esplanade at City Park Loan is structured with a soft lockbox and springing cash management. The borrower or manager is required to deposit all gross revenues into a clearing account, within two business days of receipt. Funds deposited into the clearing account will be swept on a daily basis to the borrower’s operating account unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept into an account controlled by the lender. During the continuance of an event of default or a Low Debt Service Period (as defined below), all excess cash will be swept into a lender controlled account.

A “Trigger Period” will begin upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio falling below 1.20x as of the last day of any calendar quarter and will end upon (a) with respect to clause (i), the date the event of default has been cured and (b) with respect to clause (ii), the date that the debt service coverage ratio is calculated to be 1.25x or greater for two consecutive calendar quarters.

A “Low Debt Service Period” will begin if the debt service coverage ratio falls below 1.10x as of the last day of any calendar quarter and will end upon the debt service coverage ratio being 1.15x or greater for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $580,329 into a tax reserve account, and (ii) $2,200,000 into a renovation reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $54,300, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $24,479, into an insurance reserve account and (iii) $10,303 ($281 per unit annually) into a replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3443 Esplanade Avenue New Orleans, LA 70119	Collateral Asset Summary – Loan No. 7 Esplanade at City Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,500,000 74.6% 1.36x 8.7%

CARTIFACT
Esplanade at City Park
3443 Esplanade Avenue
New Orleans, LA 70119
New Orleans
New Orleans City Park
New Orleans Museum of Art
Tad Gormley Stadium
Carousel Garden Amusement Park
Delgado Community College City Park
Louisiana State Charity Cemetery
Fair Grounds Race Course
Xavier University Of Louisiana
Mercedes Benz Superdome
New Orleans Arena
Louisiana State University School Of Medicine
New Orleans City Hall
New Orleans Public Library
Hyatt Regency New Orleans
Mahalia Jackson Theatre
Municipal Auditorium
Louis Armstrong Park
St Louis Cathedral
Jean Lafitte National Historical Park And Preserve
Jackson Square
Harrah's Casino
Aquarium Of The Americas
Riverwalk Marketplace
Ernest N. Morial Convention Center
Contemporary Arts Center
Mississippi River
Gretna Ferry
NORTA STREETCAR
N Broad Ave
Esplanade Ave
Canal St
Orleans Ave
St Bernard Ave
Elysian Fields Ave
Convention Center Blvd
Tchoupitoulas St
St Charles Ave
Carondelet St
Baronne St
Washington Ave
Earhart Blvd
MISSISSIPPI
LOUISIANA
Baton Rouge
Hammond
Jackson
Franklinton
Poplarville
Hattiesburg
McComb
Gulfport
Slidell
Donaldsonville
Laplace
Kenner
New Orleans
Thibodaux
Raceland
Houma
Morgan City
Pierre Part
Gulf of Mexico

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Adrian Brown; Jerome Gershman			Collateral:	Fee Simple
Borrower:	Lloyd Crossing Shopping Center LLC			Location:	Evansville, IN
Original Balance:	$30,000,000			Year Built / Renovated:	1996 / NAP
Cut-off Date Balance:	$30,000,000			Total Sq. Ft.(5):	365,190
% by Initial UPB:	2.7%			Property Management:	G.B. Managers, Inc.
Interest Rate:	5.1165%			Underwritten NOI:	$2,946,650
Payment Date:	6th of each month			Underwritten NCF:	$2,683,654
First Payment Date:	January 6, 2014			Appraised Value:	$43,400,000
Maturity Date:	December 6, 2023			Appraisal Date:	October 16, 2013
Amortization:	Interest only for first 48 months; 360
	months thereafter			Historical NOI
Additional Debt(1):	Future Mezzanine Debt Permitted			Most Recent NOI:	$3,112,031 (T-12 August 1, 2013)
Call Protection(2):	L(24), D(92), O(4)			2012 NOI:	$3,142,036 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	$2,787,749 (December 31, 2011)
				2010 NOI:	$3,227,003 (December 31, 2010)
Reserves(3)
	Initial		Monthly	Historical Occupancy
Taxes:	$175,000		$87,500	Current Occupancy:	97.6% (October 21, 2013)
Insurance:	$14,082		$3,969	2012 Occupancy:	99.1% (December 31, 2012)
Immediate Repair:	$7,700		NAP	2011 Occupancy:	99.1% (December 31, 2011)
Replacement:	$0		$7,349	2010 Occupancy:	98.7% (December 31, 2010)
TI/LC:	$0		$14,133	(1) See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Kohl’s Lease:	$0		Springing	(2) Partial release is permitted. See “Partial Release” herein.
				(3) See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information				(4) Based on amortizing debt service payments. Based on the currently interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.89x and 1.72x, respectively
Cut-off Date Balance / Sq. Ft.:		$82
Balloon Balance / Sq. Ft.:		$74
(5)   Total Sq. Ft. of 365,190 includes the Home Depot anchor pad and four restaurant outparcels, totaling 139,062 sq. ft., which operate under ground leases. All of the ground leased sites are occupied by single tenant users that own and maintain their improvements.

Cut-off Date LTV:		69.1%
Balloon LTV:		62.6%
Underwritten NOI DSCR(4):		1.50x
Underwritten NCF DSCR(4):		1.37x
Underwritten NOI Debt Yield:		9.8%
Underwritten NCF Debt Yield:		8.9%
Underwritten Balloon NOI Debt Yield:		10.8%
Underwritten Balloon NCF Debt Yield:		9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Anchor Tenants
Home Depot(4)(5)	A-/A3/A	113,170	31.0%	1/31/2018	$2.92	NAV	NAV	NAV
Kohl’s(6)	BBB+/Baa1/BBB+	86,584	23.7%	3/31/2017	$8.25	$24,084	$278	4.4%
Total		199,754	54.7%		$5.23	$24,084	$278

Major Tenants (≥ 10,000 sq. ft.)
h.h. gregg	NR/NR/NR	39,007	10.7%	9/30/2019	$10.50	$12,229	$314	4.6%
PetSmart	NR/NR/BB+	26,279	7.2%	1/31/2018	$12.48	NAV	NAV	NAV
Staples	BBB/Baa2/BBB	25,210	6.9%	2/28/2017	$10.85	NAV	NAV	NAV
Party City	NR/B3/B	11,751	3.2%	4/30/2018	$17.60	$2,600	$221	9.8%
CVS	BBB+/Baa1/BBB+	10,690	2.9%	3/31/2017	$16.67	$6,000	$561	3.7%
Subtotal		112,937	30.9%		$12.36	$20,829	$339

In-line Tenants (<10,000 sq. ft.)(4)		43,624	11.9%		$16.82	$775	$217	9.7%

Total Occupied Collateral		356,315	97.6%

Vacant		8,875	2.4%
Total Collateral		365,190	100.0%

(1)	Based on rent roll as of October 21, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Kohl’s and h.h. gregg Total Sales (000s) and Sales PSF were provided by the borrower as of T-12 January 31, 2013 and September 30, 2013, respectively. Total Sales (000s) and Sales PSF for remaining tenants were estimates provided by the borrower as of December 31, 2012. Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries. In-line Tenants Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) represent 6.8% of total occupied-inline sq. ft.

(4)
Home Depot, as well as four restaurant outparcels, totaling 139,062 sq. ft., operate under ground leases. All of the ground leased sites are occupied by single tenant users that own and maintain their improvements and pay ground rent to the borrower.

(5)
Home Depot has six, five-year renewal options with 12 months prior notice. Home Depot has a purchase option upon its ground lease expiration in 2018 and during any extended term, if applicable. See “Partial Release” herein.

(6)
Kohl’s has five, five-year renewal options with six months prior notice. A cash flow sweep will commence upon the date Kohl’s provides notice of its intent to vacate the space, the date Kohl’s “goes dark”, or if net sales fall below $183 PSF on a trailing 12 month basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	3,443	0.9%	3,443	0.9%	$18.66	2.0%	2.0%
2015	1	2,436	0.7%	5,879	1.6%	$15.93	1.2%	3.2%
2016	0	0	0.0%	5,879	1.6%	$0.00	0.0%	3.2%
2017(3)	4	130,341	35.7%	136,220	37.3%	$9.77	40.1%	43.4%
2018(4)	6	164,790	45.1%	301,010	82.4%	$6.60	34.3%	77.6%
2019	2	41,024	11.2%	342,034	93.7%	$10.90	14.1%	91.7%
2020	3	12,681	3.5%	354,715	97.1%	$18.46	7.4%	99.1%
2021	0	0	0.0%	354,715	97.1%	$0.00	0.0%	99.1%
2022	1	1,600	0.4%	356,315	97.6%	$18.25	0.9%	100.0%
2023	0	0	0.0%	356,315	97.6%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	356,315	97.6%	$0.00	0.0%	100.0%
Vacant	NAP	8,875	2.4%	365,190	100.0%	NAP	NAP
Total / Wtd. Avg.	18	365,190	100.0%			$8.91	100.0%
(1)	Based on rent roll as of October 21, 2013.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)
Home Depot has six, five-year renewal options with 12 months prior notice. Home Depot also has a purchase option upon its ground lease expiration in 2018 and during any extended term, if applicable. See “Partial Release” herein.

(4)
Kohl’s has five, five-year renewal options with six months prior notice. A cash flow sweep will commence upon the date Kohl’s provides notice of its intent to vacate the space, the date Kohl’s “goes dark”, or if net sales fall below $183 PSF on a trailing 12 month basis.

The Loan.  The Lloyd Crossing loan (the “Lloyd Crossing Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a  two-building retail power center, anchor pad and four outparcels, containing 365,190 sq. ft., located in Evansville, Indiana (the “Lloyd Crossing Property”) with an original principal balance of $30.0 million. The Lloyd Crossing Property is anchored by Home Depot and Kohl’s and shadow anchored by Walmart Supercenter, which is not part of the collateral. The Lloyd Crossing Loan accrues interest at fixed rate equal to 5.1165% and has a cut-off date balance of $30.0 million. The Lloyd Crossing Loan has a 10-year term and amortizes on a 30-year amortization schedule, after an initial 48 month interest only period. Loan proceeds were used to retire existing debt of approximately $16.3 million, fund reserves, pay closing costs and return approximately $13.0 million of equity to the borrower. Based on the appraised value of $43.4 million as of October 16, 2013, the cut-off date LTV ratio is 69.1% with remaining implied equity of $13.4 million. The most recent prior financing of the Lloyd Crossing Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,000,000	100.0%	Loan Payoff	$16,317,886	54.4%
			Reserves	$196,782	0.7%
			Closing Costs	$470,757	1.6%
			Return of Equity	$13,014,575	43.4%
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

The Borrower / Sponsor.  The borrower, Lloyd Crossing Shopping Center LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Adrian Brown and Jerome L. Gershman. Both sponsors are former executives at Melvin Simon and Associates, the predecessor of the Simon Property Group. In 1993, Mr. Brown and Mr. Gershman formed Gershman Brown Crowley, Inc. (“GBC”). Headquartered in Indianapolis, GBC is a commercial real estate development and brokerage firm specializing in retail, residential, institutional, warehouse and office projects. The sponsors developed the Lloyd Crossing Property in 1996.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

The Property.  The Lloyd Crossing Property consists of a two-building retail power center, anchor pad and four outparcels, containing 365,190 sq. ft. of total leasable area. The Lloyd Crossing Property is located along East Lloyd Expressway in Evansville, Indiana. Developed in 1996 by the sponsors, the Lloyd Crossing Property was 97.6% occupied as of October 21, 2013. The Lloyd Crossing Property is anchored by Home Depot and Kohl’s and shadow anchored by Walmart Supercenter, which is not part of the collateral. Additional tenants at the Lloyd Crossing Property include several nationally recognized tenants such as h.h. gregg, PetSmart, Staples, Party City and CVS, among others. Kohl’s, the second largest tenant at the Lloyd Crossing Property, reported T-12 January 31, 2013 sales of $278 PSF, approximately 54.4% greater than the Kohl’s 2012 national average of $180 PSF. Approximately, 81.9% of the net rentable area at the Lloyd Crossing Property is occupied by tenants that have been in occupancy for over 15 years at the Lloyd Crossing Property.

The Home Depot anchor pad and four restaurant outparcels operate under ground leases. All of the ground leased sites are occupied by single tenant users that own and maintain their own improvements.

Environmental Matters.  The Phase I environmental report dated October 29, 2013 recommended no further action at the Lloyd Crossing Property.

The Market.  The Lloyd Crossing Property is located in Evansville, Indiana, the third largest city within Indiana. The Lloyd Crossing Property is situated in a highly visible and accessible location along the Lloyd Expressway, the primary east/west roadway connecting the local area with downtown Evansville and Newburgh. The immediate area around the Lloyd Crossing Property is influenced by the concentration of several shopping centers, including East Lloyd Commons, a power center anchored by Best Buy, Gordman’s, and Michael’s and Evansville Pavilion, a power center anchored by Target, Babies R’ Us, Borders, Dick’s Sporting Goods and T.J. Maxx. The Lloyd Crossing Property is located in the Eastside submarket of Evansville. As of 3Q 2013, the Eastside submarket represented over 46.0% of the existing retail inventory and offered the only malls and power centers in Evansville. Vacancy for all retail space in Evansville has decreased from a peak of 9.7% in 3Q 2011 to 7.5% in 3Q 2013. The Eastside submarket reported a retail vacancy rate of 7.5% in 3Q 2013.

As of August 2013, the unemployment rate in Vanderburgh County was 7.1%, which was less than the unemployment rate for the state of Indiana. Within a five-mile radius of the Lloyd Crossing Property, the population was 116,983 with median household income of $40,014 as of 2013. The appraiser identified four comparable retail centers within a 3.0 mile radius of the Lloyd Crossing Property with an average occupancy of 97.4%. The appraiser’s competitive set is detailed below:

Comparable Set(1)
Name	Lloyd Crossing Property	Burkhardt Plaza	East Lloyd Commons	1031 N. Green River Road	Eastwood Plaza
Distance from Subject	NAP	0.5 miles	0.4 miles	1.8 miles	2.3 miles

City, State	Evansville, IN	Evansville, IN	Evansville, IN	Evansville, IN	Evansville, IN

Year Built / Renovated	1996 / NAP	2003 / NAP	2005 / NAP	2007 / NAP	1986 / NAP

Total Occupancy(2)	97%	81%	100%	100%	97%

Total Size (Sq. Ft.)(2)	365,190	24,840	159,682	8,120	58,000

Anchors	Home Depot, Kohl’s, Walmart Supercenter (shadow-anchor)	Sam’s Club (shadow-anchor)	Gordman’s, Best Buy, Michael’s, Guitar Center	NAP	La-Z-Boy Furniture Gallery
(1)	Source: Appraisal
(2)
Total Occupancy and Total Size (Sq. Ft.) for the Lloyd Crossing Property include the Home Depot anchor pad and four restaurant outparcels, totaling 139,062 sq. ft., which operate under ground leases. All of the ground leased sites are occupied by single tenant users that operate and maintain their own improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/1/2013	U/W	U/W PSF
Base Rent(1)(2)	$4,319,138	$4,224,429	$4,485,989	$3,103,706	$3,174,230	$8.69
Value of Vacant Space	0	0	0	0	155,313	0.43
Gross Potential Rent	$4,319,138	$4,224,429	$4,485,989	$3,103,706	$3,329,543	$9.12
Total Recoveries(2)	0	0	0	1,278,176	1,363,459	3.73
Total % Rents(2)	0	0	0	65,000	65,000	0.18
Total Other Income	0	0	0	0	0	0.00
Less: Vacancy & Credit Loss(3)	0	0	0	0	(285,480)	(0.78)
Effective Gross Income	$4,319,138	$4,224,429	$4,485,989	$4,446,882	$4,472,522	$12.25
Total Operating Expenses	1,092,135	1,436,680	1,343,953	1,334,851	1,525,873	4.18
Net Operating Income	$3,227,003	$2,787,749	$3,142,036	$3,112,031	$2,946,650	$8.07
TI/LC	0	0	0	0	174,805	0.48
Capital Expenditures	0	0	0	0	88,190	0.24
Net Cash Flow	$3,227,003	$2,787,749	$3,142,036	$3,112,031	$2,683,654	$7.35

(1)	U/W Base Rent includes $49,927 in contractual rent steps through December 31, 2014.
(2)	Base Rent includes Total Recoveries and Total % Rents for 2010 - 2012.
(3)
U/W Vacancy & Credit Loss is based on an economic vacancy of 6.0% of gross revenue, greater than the appraiser’s concluded vacancy of 3.0%. The Lloyd Crossing Property is 97.6% physically occupied as of October 21, 2013.

Property Management.  The Lloyd Crossing Property is managed by G.B. Managers, Inc., an affiliate of the borrower.

Lockbox / Cash Management.  The Lloyd Crossing Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantor or the property manager, (iii) the occurrence of a Kohl’s Lease Trigger Event (as defined below) or (iv) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.15x. In addition, a full excess cash sweep will occur upon the continuation of the events specified in clauses (i), (ii) or (iii).

A “Kohl’s Lease Trigger Event” will occur upon (i) any bankruptcy action involving Kohl’s, (ii) net sales on a trailing 12 month basis falling below $183 PSF, (iii) the date Kohl’s gives notice of its intent to vacate, “go dark” or terminate its lease or (iv) the date Kohl’s vacates or “goes dark.”

Initial Reserves.  At closing, the borrower deposited (i) $175,000 into a tax reserve account, (ii) $14,082 into an insurance reserve account and (iii) $7,700 into an immediate repair reserve account.

Ongoing Reserves.  On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $87,500, (ii) 1/12 of the required insurance premiums, which currently equates to $3,969, (iii) $7,349 into a replacement reserve account, subject to a cap of $185,000 and (iv) $14,133 into a TI/LC reserve, subject to a cap of $750,000. Additionally, all excess cash flow will be deposited into a Kohl’s lease reserve account during a Kohl’s Lease Trigger Event.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The Lloyd Crossing Loan documents permit future mezzanine debt in connection with a sale of the Lloyd Crossing Property to, and assumption of the Lloyd Crossing Loan by a third party provided, among other things, (i) the combined DSCR is at least 1.40x, (ii) the combined LTV does not exceed 75.0% and (iii) the total debt does not exceed 75.0% of the purchase price paid.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

Partial Release. The borrower may obtain the release of the Home Depot anchor pad upon Home Depot exercising its purchase option in 2018 (or during any extended term, if applicable). The purchase option permits Home Depot to purchase the land beneath its improvements together with any related rights and easements for $3.1 million upon providing at least 90 days written notice to the borrower. In connection with the release, the borrower is required to, among other things, pay lender a release price equal to the lesser of (a) $3.1 million (less any transaction costs related to the transfer of the Home Depot parcel) and (b) an amount resulting in an NOI debt yield based on the original balance of the Lloyd Crossing Loan, after giving effect to the release, that is no less than 9.97% based on the greater of (x) underwritten operating expenses and (y) actual trailing-12 operating expenses.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6636-6650 East Lloyd Expressway Evansville, IN 47715	Collateral Asset Summary – Loan No. 8 Lloyd Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 69.1% 1.37x 9.8%

CARTIFACT
Lloyd Crossing
6636-6650 East Lloyd Expressway
Evansville, IN 47715
Evansville
INDIANA
KENTUCKY
Elberfeld
Darmstadt
Chandler
Newburgh
Henderson
EVANSVILLE REGIONAL AIRPORT
Goebel Soccer Complex
Eastland Mall
Deaconess Gateway Hospital
Deaconess Hospital
University Of Evansville
St Mary's Medical Center
Washington Square Shopping Center
Bosse Field
University Of Southern Indiana
Ohio River
64
41
164
57
62
66
261
60
9004
9005
Indianapolis
St. Louis
Louisville
Evansville
Nashville
Paducah

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor:	Robert C. Morgan			Collateral:	Fee Simple
Borrower:	Veranda Apartments LLC; Morgan			Location:	Texas City, TX and Houston, TX
	Stone Ridge Apartments LLC; Morgan			Year Built / Renovated:	Various / 2010-2012
	University Green Apartments LLC			Total Units:	642
Original Balance:	$30,000,000			Property Management:	Morgan Management, LLC
Cut-off Date Balance:	$30,000,000			Underwritten NOI:	$2,987,152
% by Initial UPB:	2.7%			Underwritten NCF:	$2,803,682
Interest Rate:	5.0100%			Appraised Value:	$40,000,000
Payment Date:	6th of each month			Appraisal Date:	August 28, 2013
First Payment Date:	December 6, 2013
Maturity Date:	November 6, 2023			Historical NOI
Amortization:	Interest only for first 18 months; 360			Most Recent NOI:	$3,005,238 (T-12 August 31, 2013)
	months thereafter			2012 NOI:	$2,919,160 (December 31, 2012)
Additional Debt:	None			2011 NOI:	$2,280,658 (December 31, 2011)
Call Protection:	L(25), D(91), O(4)			2010 NOI:	$2,468,248 (December 31, 2010)
Lockbox / Cash Management:	Soft / In Place
				Historical Occupancy
Reserves(1)				Current Occupancy:	94.9% (September 17, 2013)
	Initial		Monthly	2012 Occupancy:	91.6% (December 31, 2012)
Taxes:	$76,925		$41,956	2011 Occupancy:	88.1% (December 31, 2011)
Insurance:	$0		Springing	2010 Occupancy:	90.5% (December 31, 2010)
Required Repairs:	$292,250		NAP
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.96x and 1.84x, respectively.

Replacement:	$0		$15,301

Financial Information
Cut-off Date Balance / Unit:		$46,729
Balloon Balance / Unit:		$39,972
Cut-off Date LTV:		75.0%
Balloon LTV:		64.2%
Underwritten NOI DSCR(2):		1.54x
Underwritten NCF DSCR(2):		1.45x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.3%
Underwritten NOI Debt Yield at Balloon:		11.6%
Underwritten NCF Debt Yield at Balloon:		10.9%

Property Summary
Property Name	Location	Units	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
The Veranda	Texas City, TX	200	2002 / 2010-2012	$13,500,000	$18,000,000	92.5%
Stone Ridge	Texas City, TX	248	1982 / 2010-2012	9,525,000	12,700,000	94.4%
University Green	Houston, TX	194	1977 / 2010-2012	6,975,000	9,300,000	97.9%
Total / Wtd. Average:		642		$30,000,000	$40,000,000	94.9%
(1)	As of the September 17, 2013 rent roll

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

The Loan. The Morgan Houston Portfolio loan (the “Morgan Houston Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 642-unit garden multifamily portfolio located at 3700 9th Avenue North and 1115 Highway 146 North in Texas City, Texas and at 1620 Bay Area Boulevard in Houston, Texas (the “Morgan Houston Portfolio Properties”) with an original principal balance of $30.0 million. The Morgan Houston Portfolio Loan has a 10-year term and, after an initial 18-month interest only period, amortizes on a 30-year schedule. The Morgan Houston Portfolio Loan accrues interest at a fixed rate equal to 5.0100% and has a cut-off date balance of $30.0 million. The Morgan Houston Portfolio Loan proceeds were used to retire existing debt of approximately $27.8 million, fund upfront reserves of approximately $0.4 million and pay closing costs of approximately $1.0 million. Based on the appraised value of $40.0 million as of August 28, 2013, the cut-off date LTV is 75.0% and the remaining implied equity is $10.0 million. The most recent financing of the Stone Ridge property was included in the MLMT 2007-C1 transaction, the most recent financing of the University Green property was included in the BACM 2008-1 transaction and the most recent financing of The Veranda property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,000,000	100.0%	Loan Payoff	$27,832,282	92.8%
			Reserves	369,175	1.2%
			Closing Costs	988,028	3.3%
			Return of Equity	810,515	2.7%
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Veranda Apartments LLC, Morgan Stone Ridge Apartments LLC and Morgan University Green Apartments LLC, are single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with two independent directors in its organizational structure.  The borrowers are owned 100.0% by Morgan Texas Realty LLC, a New York limited liability company, which is owned by The Robert Morgan Limited Partnership III (45%), The RJM Fund LLC (30%) and Herbert Morgan II LLC (25%). Robert C. Morgan is the sponsor of the borrower and the nonrecourse carve-out guarantor.

Robert C. Morgan has over 30 years of experience as an owner, operator, and developer of investment real estate. Mr. Morgan founded Morgan Management, LLC in 1998 in Rochester, New York. Morgan Management, LLC started in the manufactured home communities market and expanded into RV resorts, residential apartment communities, self-storage facilities, and commercial office and shopping plazas. Robert C. Morgan has acquired and currently owns and manages a private portfolio of institutional-grade investment real estate including approximately 21,000 multifamily units as well as a significant assortment of manufactured housing communities, and commercial, retail, office, medical office, self-storage and hotel properties.

The Properties. The Morgan Houston Portfolio Properties include two garden apartment complexes located in Texas City, Texas and one garden apartment complex in Houston, Texas with a total of 642 units.  The sponsor purchased the Morgan Houston Portfolio Properties in June 2007 for an aggregate price of approximately $46.3 million. A summary of each property is below.

Unit Mix Summary – The Veranda(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	104	52.0%	93	89.4%	765	$714	$0.94
2 Bed / 2 Bath	72	36.0%	68	94.4%	1,048	$894	$0.85
3 Bed / 2 Bath	24	12.0%	24	100.0%	1,323	$1,067	$0.81
Total / Wtd. Avg.	200	100.0%	185	92.5%	934	$821	$0.89
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

The Veranda is a 200-unit, Class A- garden complex comprised of 11 two- and three-story buildings located at 3700 9th Avenue North in Texas City, Texas, approximately 34 miles southeast of the Houston CBD.  The improvements include a clubhouse/leasing office, swimming pool, indoor basketball court, fitness center, media room, and detached garages, carports and access gates. The property was built in 2002 and is 92.5% occupied as of September 17, 2013. The sponsor invested approximately $204,296 in capital improvements from 2010 to 2012, which included apartment improvements, carpet and vinyl replacement, appliance and cabinet replacement, and landscaping and outdoor improvements. Unit amenities include a standard appliance package, pantry, walk-in closets, ceiling fans, patio/balcony, extra storage area, faux wood flooring, and washer/dryer. Select units feature a built in computer desk. In addition, there are 374 open surface parking spaces, as well as 32 carports and 18 detached garages, for a total of 424 spaces, for a parking ratio of 2.12 parking spaces per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

Unit Mix Summary – Stone Ridge(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	160	64.5%	155	96.9%	596	$581	$0.99
2 Bed / 2 Bath	88	35.5%	79	89.8%	886	$735	$0.83
Total / Wtd. Avg.	248	100.0%	234	94.4%	699	$636	$0.93
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

Stone Ridge is a 248-unit, Class B garden complex comprised of 17 two-story buildings located at 1115 Highway 146 North in Texas City, Texas, approximately 34 miles southeast of the Houston CBD.  The improvements include a leasing office, swimming pool, BBQ grilling area and perimeter fencing with access gates. The property was built in 1982 and is 94.4% occupied as of September 17, 2013. The sponsor invested approximately $307,841 in capital improvements from 2010 to 2012, which included carpet and vinyl replacement, appliance and cabinet repair/replacement, and foundation/water-proofing. Unit amenities include a standard appliance package, patio/balcony, faux wood flooring, ceiling fans and a washer/dryer. Select units feature additional storage space, walk-in closets and a fireplace. In addition, there are 500 parking spaces, for a parking ratio of 2.02 parking spaces per unit.

Unit Mix Summary – University Green(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio / 1 Bath	24	12.4%	24	100.0%	424	$505	$1.19
1 Bed / 1 Bath	96	49.5%	93	96.9%	637	$589	$0.93
2 Bed / 1 Bath	48	24.7%	47	97.9%	832	$710	$0.85
2 Bed / 2 Bath	16	8.2%	16	100.0%	946	$819	$0.87
2 Bed / 1.5 Bath	10	5.2%	10	100.0%	988	$819	$0.83
Total / Wtd. Avg.	194	100.0%	190	97.9%	702	$639	$0.93
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

University Green is a 194-unit, Class B garden complex comprised of 18 two-story buildings located at 1620 Bay Area Boulevard in Houston, Texas, approximately 20 miles southeast of the Houston CBD.  The improvements include a leasing office, swimming pool, three laundry facilities, and a fitness center. The property was built in 1977 and is 97.9% occupied as of September 17, 2013. The sponsor invested approximately $452,825 in capital improvements from 2010 to 2012, which included HVAC wall unit replacement, carpet and vinyl replacement, roof replacement, and concrete repairs. Unit amenities include a standard appliance package and a patio/balcony. Select units feature additional storage space, faux wood flooring, ceiling fans, and vaulted ceilings. In addition, there are 262 parking spaces, for a parking ratio of 1.35 parking spaces per unit.

Environmental Matters. The Phase I environmental reports dated September 6, 2013 recommended no further action at The Veranda property, implementing an asbestos operations and maintenance plan at the Stone Ridge property and implementing operations and maintenance plans for asbestos and lead-based paint at the University Green property.

The Market.     The Morgan Houston Portfolio Properties are located within the Houston –Sugar Land – Baytown metropolitan statistical area (“MSA”). The MSA had a 2013 population of approximately 6.3 million and has experienced an annual population growth rate of 2.2% since 2000, which is higher than the state of Texas annual population growth rate of 1.8% during the same time period.  The 2013 median household income for the MSA is $57,203, and median household income within a three-mile radius of The Veranda, Stone Ridge and University Green properties is $43,590, $43,590 and $68,293, respectively. The July 2013 unemployment rate in the MSA was 6.5% and was below the state of Texas (6.7%) and national (7.7%) unemployment rates for the same time period. Transportation around Houston is serviced by the Metropolitan Transit Authority, which provides over 900 buses and a light rail service. Additionally, there are four major rail systems that serve Houston, as well as AMTRAK which offers service to major cities outside of Houston. The Houston airport system is the ninth largest in the United States and 12th largest in the world. George Bush Intercontinental Airport is located approximately 23 miles north of downtown Houston and was named the fourth-fastest growing airport in the world.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

The Veranda and Stone Ridge.  The Veranda and Stone Ridge properties are located in the Galveston/Texas City submarket. Located approximately three miles west of both The Veranda and Stone Ridge properties is the College of Mainland, which enrolls approximately 6,000 students each year, though both properties have a small student concentration of approximately 2.0% each. Additionally, the local area includes the Kinder Morgan Energy, the third largest energy company (based on combined enterprise value) in North America, Mainland Medical Center, and Marathon Oil Refinery, one of the biggest refining facilities in the country, with a capacity of approximately 475,000 barrels a day. The local neighborhood has several primary thoroughfares that provide travel throughout the neighborhood and nearby communities including Interstate 45, State Highway 146, State Highway 3 and State Highway 197. The estimated 2013 population within a three-mile radius of The Veranda and Stone Ridge properties is 43,589, with a median household income of $43,590. As of Q2 2013, the Galveston/Texas City submarket has an inventory of 16,370 units and average occupancy of 90.5%, up 0.2% from Q2 2012. The 5-year occupancy within the submarket has also averaged 90.5%. Average monthly rent in the submarket is $717 per unit ($0.87 PSF), up 1.9% over Q2 2012.

The appraiser reviewed 28 properties, totaling 8,554 units, within a 15-mile radius of The Veranda property. Quoted market rents for these properties ranged from $0.87 PSF to $1.50 PSF, with an average of $1.13 PSF, while occupancies ranged from 91.0% to 98.0%, with an average of 96.0%. The appraiser determined the overall effective market rent for The Veranda property to be $840 per unit ($0.91 PSF). The below chart shows a summary of the competitive properties:

The Veranda Competitive Set(1)
Name	The Veranda	Windsor Estates	Costa Mariposa	Avana at South Shore	Greystar Beacon Lakes	Ravello at Tuscan Lakes
Year Built / Renovated	2002	2000	2009	2007	2008	2006
Total Occupancy	92.5%(2)	97.0%	91.0%	96.0%	95.0%	97.0%
Units	200	400	282	316	360	244
Average Rent per Unit	$821	$879	$852	$1,157	$1,020	$1,101
Average Rent PSF	$0.89	$0.90	$0.87	$1.03	$1.05	$1.11
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

The appraiser reviewed 15 properties, totaling 2,636 units, within a five-mile radius of the Stone Ridge property. Quoted market rents for these properties ranged from $0.67 PSF to $0.92 PSF, with an average of $0.81 PSF, while occupancies ranged from 55.0% to 96.0%, with an average of 88.0%. The appraiser determined the overall effective market rent for the Stone Ridge property to be $646 per unit ($0.94 PSF). The below chart shows a summary of the competitive properties:

Stone Ridge Competitive Set(1)
Name	Stone Ridge	Ashton Park	Baypointe Manor	Breakers	Parkwood
Year Built / Renovated	1982	1976	1978	1983	1976
Total Occupancy	94.4%(2)	68.0%	96.0%	96.0%	95.0%
Units	248	240	168	272	128
Average Rent per Unit	$636	$619	$639	$631	$597
Average Rent PSF	$0.93	$0.86	$0.87	$0.89	$0.84
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

University Green. The University Green property is located in the Clear Lake submarket, approximately 20 miles southeast of the Houston CBD. Located less than two miles to the east of the University Green property is the Lyndon B. Johnson Space Center, a National Aeronautics and Space Administration’s center for human spaceflight training, research and flight control. The center consists of a complex of 100 buildings constructed on 1,620 acres. The Johnson Space Center is home to the United States astronaut corps and is responsible for training astronauts from both the U.S. and its international partners. Approximately 3,200 civil servants, including 110 astronauts, are employed at Johnson Space Center. Additionally, the local area includes the University of Houston – Clear Lake, which has an enrollment of more than 8,000 students, and Ellington Field Joint Reserve Base. The University Green property has little to no student concentration and an approximate 2% military concentration. The local neighborhood has several primary thoroughfares that provide travel throughout the neighborhood and nearby communities including Interstate 45, State Highway 3 and State Highway 8. The estimated 2013 population within a three-mile radius of the University Green property is 75,011, with a median household income of $68,293.

As of Q2 2013, the Clear Lake submarket has an inventory of 25,396 units and average occupancy of 94.2%, up 0.7% from Q2 2012. The 5-year occupancy within the submarket has averaged 91.8%. Average monthly rent in the submarket is $869 per unit ($0.99 PSF), up 4.2% over Q2 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

The appraiser reviewed 26 properties, totaling 7,827 units, within a three-mile radius of the University Green property. Quoted market rents for these properties ranged from $0.73 PSF to $1.19 PSF, with an average of $0.93 PSF, while occupancies ranged from 48.0% to 98.0%, with an average of 93.0%. The appraiser determined the overall effective market rent for the University Green property to be $639 per unit ($0.93 PSF). The below chart shows a summary of the competitive properties:

University Green Competitive Set(1)
Name	University Green	Hamptons	The Bays	Harbortree	Clear Lake Village	Presidio at Clear Lake
Year Built / Renovated	1977	1977	1963	1973	1976	1968
Total Occupancy	97.9%(2)	95.0%	87.0%	48.0%	94.0%	92.0%
Units	194	347	279	151	342	313
Average Rent per Unit	$639	$864	$724	$835	$531	$711
Average Rent PSF	$0.93	$0.87	$0.82	$1.00	$0.77	$0.81
(1)	Source: Appraisal
(2)	Occupancy as of the September 17, 2013 rent roll.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W	U/W per Unit
Gross Potential Rent	$4,521,313	$4,420,198	$4,660,699	$4,803,578	$5,291,016	$8,241
Total Recoveries	353,086	363,015	330,756	158,974	158,974	$248
Total Other Income	381,659	410,378	383,074	575,330	575,330	$896
Less: Concessions	0	0	0	(214,102)	(187,860)	($293)
Less: Vacancy & Credit Loss(1)	0	0	0	0	(401,656)	($626)
Effective Gross Income	$5,256,058	$5,193,591	$5,374,529	$5,323,781	$5,435,805	$8,467
Total Operating Expenses	2,787,810	2,912,933	2,455,369	2,318,543	2,448,653	$3,814
Net Operating Income	$2,468,248	$2,280,658	$2,919,160	$3,005,238	$2,987,152	$4,653
Capital Expenditures	160,500	160,500	160,500	160,500	183,470	$286
Net Cash Flow	$2,307,748	$2,120,158	$2,758,660	$2,844,738	$2,803,682	$4,367

(1)	U/W Vacancy & Credit Loss includes $21,533 of credit loss and represents 7.6% of Gross Potential Rent.

Property Management.    The Morgan Houston Portfolio Properties are managed by Morgan Management, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Morgan Houston Portfolio Loan is structured with a soft lockbox and in place cash management. All rent and revenues received by the borrower or manager from residential tenants will be deposited into a lockbox account controlled by the lender within one business day of receipt. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default under the Morgan Houston Portfolio Loan or (ii) if the debt service coverage ratio is less than 1.20x on the last day of the calendar quarter and will end if (a) with respect to clause (i) above, the respective event of default has been cured or waived and no other event of default is then occurring or (b) with respect to clause (ii) above, the debt service coverage ratio is at least 1.25x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $76,925 into a tax reserve account and (ii) $292,250 into a required repairs account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $41,956, into a tax reserve account and (ii) $15,301 into a replacement reserve. In addition, the borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release.  None.

Substitution of Collateral.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 9 Morgan Houston Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 75.0% 1.45x 10.0%

CARTIFACT
The Woodlands
Shenandoah
Oak Ridge North
Porter Heights
Patton Village
Woodbranch
Roman Forest
Plum Grove
Dayton Lakes
Kenefick
Tomball
Splash Town
Spring
Frontier Days Amusement Park
Dayton
Liberty
Kohrville
North Houston
Willowbrook Mall
GEORGE BUSH INTERCONTINENTAL AIRPORT
Humble
Atascocita
Greenspoint Mall
N SAM HOUSTON TOLLWAY
Sam Houston Race Park
Satsuma
Jersey Village
Aldine
HARDY TOLL RD
EASTEX FWY
Crosby
Sheldon
Barrett
BEAUMONT RD
Old River-Winfree
Mont Belvieu
Northline Mall
Highlands
Channelview
Baytown
Cove
Cloverleaf
Memorial City Shopping Center
Hilshire Village
KATY FWY
Hedwig Village
Hunters Creek Village
Bunker Hill Village
Jacinto City
Houston
Galena Park
Baytown
Beach City
The Galleria
West University Place
Univ of Houston
Houston Zoo
Reliant Park
WESTPARK TOLLWAY
Alief
Sharpstown Center
Bellaire
Pasadena
W PASADENA FWY
Deer Park
Morgan's Point
La Porte
Six Flags Astroworld
WILLIAM P HOBBY AIRPORT
South Houston
Meadows Place
Stafford
SOUTHWEST FWY
SOUTH FWY
ELLINGTON FIELD
Shoreacres
Taylor Lake Village
Seabrook
El Lago
S SAM HOUSTON TOLLWAY
Brookside Village
Fifth Street
Sugar Land
Missouri City
FORT BEND PKWY
Pearland
LBJ Space Ctr
Nassau Bay
Clear Lake Shores
Kemah
Webster
Fresno
Friendswood
Bacliff
San Leon
Arcola
Thompsons
Sienna Plantation
Manvel
League City
Dickinson
Texas City
Iowa Colony
Alvin
Hillcrest
Santa Fe
La Marque
Bayou Vista
Galveston
Tiki Island
Hitchcock
Moody Gardens
Trinity Bay
Galveston Bay
Gulf of Mexico
TOMBALL PKWY
BELTWAY 8
HEMPSTEAD RD
SOUTHWEST FWY

MORGAN HOUSTON PORTFOLIO

1	The Veranda	3700 9th Avenue North	Texas City, TX 77590
2	Stone Ridge	1115 Highway 146 North	Texas City, TX 77590
3	University Green	1620 Bay Area Boulevard	Houston, TX 77058

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of five properties
Loan Purpose:	Refinance		Property Type:	Flex Industrial / Suburban Office
Sponsor:	John Ziegler		Collateral:	Fee Simple
Borrower:	STG 4175 Lakeside, LLC; STG 2855		Location:	Richmond, CA; Berkeley, CA;
	Telegraph, LLC; STG 5327 Jacuzzi,			Beaverton, OR
	LLC; STG 3220 Blume, LLC; STG		Year Built / Renovated:	1946-1987 / NAV
	Beaverton, LLC		Total Sq. Ft.:	351,307
Original Balance:	$25,000,000		Property Management:	STG Asset Management, Inc.
Cut-off Date Balance:	$25,000,000		Underwritten NOI:	$2,776,111
% by Initial UPB:	2.3%		Underwritten NCF:	$2,354,543
Interest Rate:	5.5955%		Appraised Value:	$36,910,000
Payment Date:	6th of each month		Appraisal Date:	October 2013
First Payment Date:	January 6, 2014
Maturity Date:	December 6, 2023		Historical NOI(5)
Amortization:	360 months		Most Recent NOI:	$2,617,035 (T-12 August 31, 2013)
Additional Debt:	None		2012 NOI:	$2,301,244 (December 31, 2012)
Call Protection(1):	L(24), D(93), O(3)		2011 NOI:	$2,609,695 (December 31, 2011)
Lockbox / Cash Management:	Soft Springing Hard / Springing		2010 NOI:	$2,497,525 (December 31, 2010)

Reserves(2)			Historical Occupancy(6)
	Initial	Monthly	Current Occupancy:	87.1% (October 1, 2013)
Taxes:	$118,500	$21,250	2012 Occupancy:	85.8% (December 31, 2012)
Insurance:	$45,343	$9,925	2011 Occupancy:	82.7% (December 31, 2011)
Replacement:	$0	$5,855	2010 Occupancy:	91.5% (December 31, 2010)
TI/LC(3):	$1,300,000	$29,276
(1)   Partial release is permitted. See “Partial Release” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The borrower deposited $1.3 million into an upfront rollover reserve at closing for approved general tenant improvements and leasing commissions incurred in connection with future tenant turnover or lease renewals. Monthly rollover reserve deposits are capped at $1.76 million excluding the initial rollover reserve deposit provided (i) the STG Portfolio Properties are not less than 90.0% occupied and (ii) the borrower maintains a debt service coverage ratio of at least 1.30x.
(4)   The borrower deposited $46,720 for remaining existing free rent periods associated with recent tenant leasing at the STG Portfolio Properties.
(5)   The sponsor purchased the Blume Drive Property in 2011 and the Beaverton Property in 2013. 2010 NOI excludes the Blume Drive Property, 2011 NOI includes five months annualized cash flows for the Blume Drive Property and Most Recent NOI includes six months annualized cash flow for the Beaverton Property. Underwritten NOI and Underwritten NCF are based on the borrower rent roll dated October 1, 2013.
(6)   The sponsor purchased the Blume Drive Property in 2011 and the Beaverton Property in 2013. As such, 2010 Occupancy excludes the Blume Drive and Beaverton Properties and 2011 and 2012 Occupancy excludes the Beaverton Property.

Required Repairs:	$360,000	NAP
Free Rent(4):	$46,720	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$71
Balloon Balance / Sq. Ft.:	$60
Cut-off Date LTV:	67.7%
Balloon LTV:	56.7%
Underwritten NOI DSCR:	1.61x
Underwritten NCF DSCR:	1.37x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	9.4%
Underwritten NOI Debt Yield at Balloon:	13.3%
Underwritten NCF Debt Yield at Balloon:	11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

Property Summary
Property	Sq. Ft.	Year Built / Renovated	Property Type	Allocated Loan Amount	Appraised Value	Occupancy(1)
Jacuzzi Street	149,137	1946 / NAV	Flex Industrial	$10,487,000	$14,830,000	93.9%
Telegraph Avenue	83,557	1962 / NAV	Suburban Office	$8,351,000	$11,810,000	78.0%
Beaverton	36,398	1980 / NAV	Suburban Office	$2,346,000	$3,910,000	86.9%
Blume Drive	45,010	1981 / NAV	Suburban Office	$1,950,000	$3,250,000	88.2%
Lakeside Drive	37,205	1987 / NAV	Flex Industrial	$1,866,000	$3,110,000	78.8%
Total / Wtd. Avg.	351,307			$25,000,000	$36,910,000	87.1%
(1)	Based on rent roll dated October 1, 2013.

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)	Property	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(1)	% of Total U/W Base Rent(1)	Lease Expiration
The Clothing Broker, Inc.	NR/NR/NR	Jacuzzi Street	21,408	6.1%	$8.02	4.0%	2/28/2015
The Floor Store, Inc.	NR/NR/NR	Jacuzzi Street	20,160	5.7%	$9.93	4.7%	1/31/2017
Newfield Wireless, Inc.	NR/NR/NR	Telegraph Avenue	14,459	4.1%	$22.75	7.6%	9/30/2016
National Psoriasis Foundation	NR/NR/NR	Beaverton	13,627	3.9%	$15.70	5.0%	12/31/2020(2)
Sengso Enterprise, Inc	NR/NR/NR	Jacuzzi Street	12,850	3.7%	$8.10	2.4%	12/31/2016
Total Major Tenants			82,504	23.5%	$12.35	23.7%
Remaining Tenants			223,325	63.6%	$14.70	76.3%
Total Occupied Collateral			305,829	87.1%	$14.07	100.0%
Vacant			45,478	12.9%
Total			351,307	100.0%

(1)	U/W Base Rent PSF and % of Total U/W Base Rent does not include $15,657 and $30,389 of antenna income expiring in 2014 and 2019, respectively.
(2)
National Psoriasis Foundation has the option to terminate its lease effective December 31, 2018 with 180 days prior notice subject to payment of any remaining unamortized tenant improvements and leasing commissions.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent(2)
MTM	7	7,483	2.1%	7,483	2.1%	$16.20	2.8%	2.8%
2013	2	3,300	0.9%	10,783	3.1%	$9.52	0.7%	3.5%
2014	32	81,182	23.1%	91,965	26.2%	$13.69	25.8%	29.4%
2015	24	59,359	16.9%	151,324	43.1%	$11.70	16.1%	45.5%
2016	15	67,664	19.3%	218,988	62.3%	$13.52	21.3%	66.8%
2017	10	45,591	13.0%	264,579	75.3%	$14.49	15.4%	82.1%
2018	9	26,074	7.4%	290,653	82.7%	$19.73	12.0%	94.1%
2019	1	0	0.0%	290,653	82.7%	$0.00	0.0%	94.1%
2020	2	15,176	4.3%	305,829	87.1%	$16.72	5.9%	100.0%
2021	0	0	0.0%	305,829	87.1%	$0.00	0.0%	100.0%
2022	0	0	0.0%	305,829	87.1%	$0.00	0.0%	100.0%
2023	0	0	0.0%	305,829	87.1%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	305,829	87.1%	$0.00	0.0%	100.0%
Vacant	NAP	45,478	12.9%	351,307	100.0%	NAP	NAP
Total / Wtd. Avg.	102	351,307	100.0%			$14.07	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent does not include $15,657 and $30,389 of antenna income expiring in 2014 and 2019, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

The Loan.    The STG Portfolio loan (the “STG Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in five office and industrial properties totaling 351,307 sq. ft. located in Richmond, California, Berkeley, California and Beaverton, Oregon (each, a “Property”, and collectively, the “STG Portfolio Properties” or the “Portfolio”) with an original principal balance of $25.0 million. The STG Portfolio Loan has a 10-year term and amortizes on a 30-year schedule.  The STG Portfolio Loan accrues interest at a fixed rate equal to 5.5955% and has a cut-off date balance of $25.0 million.  Loan proceeds were used to refinance existing debt of approximately $22.1 million, fund upfront reserves of approximately $1.9 million, pay closing costs of approximately $0.9 million and return equity to the sponsor. Based on the appraised value of approximately $36.9 million as of October 2013, the cut-off date LTV is 67.7% and the remaining implied equity is approximately $11.9 million. The most recent prior financing of the STG Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$25,000,000	100.0%	Loan Payoff	$22,131,877	88.5%
			Reserves	$1,870,563	7.5%
			Closing Costs	$888,028	3.6%
			Return of Equity	$109,532	0.4%
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

The Borrower / Sponsor.    The borrowers, STG 4175 Lakeside, LLC, STG 2855 Telegraph, LLC, STG 5327 Jacuzzi, LLC, STG 3220 Blume, LLC and STG Beaverton, LLC are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with one independent director in its organizational structure. The sponsor of the borrowers and the non-recourse carve-out guarantor is John Ziegler, the founder of STG Asset Management, Inc.

STG Asset Management, Inc. is part of the STG Group (“STG”), a privately held and funded commercial real estate investment group that specializes in property rehabilitation, renovation, lease-up and management.  STG operates primarily in Northern California with assets located throughout the Western United States. STG is owned by John Ziegler who has over 30 years of experience in owning and managing commercial real estate. The company currently owns 21 assets, comprising approximately 4.7 million sq. ft.

The Properties.    The STG Portfolio Properties consist of three office and two industrial properties totaling approximately 351,307 sq. ft. located in Richmond, California (the “Jacuzzi Street Property”, the “Blum Drive Property” and the “Lakeside Drive Property”), Berkeley, California (the “Telegraph Avenue Property”) and Beaverton, Oregon (the “Beaverton Property”). The STG Portfolio Properties are currently 87.1% leased to 102 tenants at an average rental rate of $14.07 PSF.  No individual tenant occupies more than 6.1% of the net rentable area (“NRA”) or accounts for more than 7.6% of U/W Base Rent.  The sponsor purchased the properties from 1998 to 2013 for a total cost of approximately $17.6 million and has invested approximately $5.7 million of capital improvements, resulting in a total cost of $23.3 million.

Jacuzzi Street Property (42.5% of Portfolio NRA, 28.6% of U/W Base Rent) The Jacuzzi Street Property, located at 5327 Jacuzzi Street in Richmond, California, is a 149,137 sq. ft. multi-tenant industrial warehouse and office property constructed in 1946 on an 8.21 acre site that is 93.9% leased to 41 tenants.  The Jacuzzi Street Property consists of four industrial buildings totaling 141,639 sq. ft. (95.0% of the Jacuzzi Street Property NRA) and one office building totaling 7,498 sq. ft. (5.0% of the Jacuzzi Street Property NRA).  The sponsor acquired the Jacuzzi Street Property in 1998 for $4.38 million and has since invested $1.45 million in capital improvements.  The Jacuzzi Street Property industrial space has clear heights ranging from 15 feet to 20 feet and 20 ground level doors.

The STG Portfolio Loan’s largest tenant, The Clothing Broker, Inc., occupies 21,408 sq. ft. (14.4% of the Jacuzzi Street Property NRA) expiring on February 28, 2015.  The Clothing Broker, Inc. is a clothing retailer offering casual and formal attire for boys, men and big & tall.

The STG Portfolio Loan’s second largest tenant, The Floor Store, Inc. occupies 20,160 sq. ft. (13.5% of the Jacuzzi Street Property NRA) expiring on January 31, 2017.  The Floor Store, Inc. is a flooring retailer offering carpet, hardwood, laminate, natural stone, ceramic tile, sheet vinyl and rugs as well as installation.  The Floor Store, Inc. has been family owned for over 27 years and operates six showrooms in the San Francisco Bay area.

Telegraph Avenue Property (23.8% of Portfolio NRA, 37.6% of U/W Base Rent) The Telegraph Avenue Property, located at 2855 Telegraph Avenue in Berkeley, California, is a 83,557 sq. ft. multi-tenant six-story office building constructed in 1962 on a 1.51 acre site that is 78.0% leased to 23 tenants.  The Telegraph Avenue Property is located along the eastern side of Telegraph Avenue, a four-lane major arterial, between Oregon Street and Russell Street.  The borrower acquired the Telegraph Avenue Property in 2005 for $6.4 million and has since invested $3.21 million in capital improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

The STG Portfolio Loan’s third largest tenant, Newfield Wireless, Inc., occupies 14,459 sq. ft. (17.3% of the Telegraph Avenue Property NRA) expiring on September 30, 2016.  Headquartered at the Telegraph Avenue Property, Newfield Wireless, Inc. is a software vendor and radio frequency consultant to wireless operators across the United States.

Beaverton Property (10.4% of Portfolio NRA, 12.4% of U/W Base Rent) The Beaverton Property, located at 6600 Southwest 92nd Avenue in Beaverton, Oregon, is a 36,398 sq. ft. low-rise office building constructed in 1980 on a 2.08 acre site that is 86.9% leased to 12 tenants.  The Beaverton Property is located on a corner location along Southwest 92nd Avenue and Southwest Scholls Ferry Road.  The borrower acquired the Beaverton Property in 2013 for $3.02 million and has since invested $126,319 in capital improvements.

The STG Portfolio Loan’s fourth largest tenant, the National Psoriasis Foundation, occupies 13,627 sq. ft. (37.4% of the Beaverton Property NRA) expiring on December 31, 2020.  The National Psoriasis Foundation is a non-profit, voluntary health agency dedicated to finding a cure for psoriasis and psoriatic arthritis and eliminating their effects through research, advocacy and education.

Blume Drive Property (12.8% of Portfolio NRA, 15.3% of U/W Base Rent) The Blume Drive Property, located at 3220 Blume Drive in Richmond, California, is a 45,010 sq. ft. multi-tenant low-rise office building constructed in 1981 on a 3.02 acre site that is 88.2% leased to 17 tenants.  The Blume Drive Property is located at the northeast corner of Blume Drive and Klose Way, both major arterials. The borrower acquired the Blume Drive Property in 2011 for $2.7 million and has since invested $295,860 in capital improvements.

Lakeside Drive Property (10.6% of Portfolio NRA, 6.0% of U/W Base Rent) The Lakeside Drive Property, located at 4175 Lakeside Drive in Richmond, California, is a 37,205 sq. ft. flex industrial building constructed in 1987 on a 2.86 acre site that is 78.8% leased to nine tenants.  The Lakeside Drive Property is comprised of 27,904 sq. ft. (75.0% of Lakeside Drive Property NRA) of office space and 9,301 sq. ft. (25.0% of Lakeside Drive Property NRA) of flex industrial space.  The Lakeside Drive Property has frontage and visibility along Lakeside Drive and Richmond Parkway, a major arterial.  The borrower acquired the Lakeside Drive Property in 1999 for $1.04 million and has since invested $652,171 in capital improvements.  The Lakeside Drive Property industrial space has clear heights ranging from nine to 15 feet.

Environmental Matters.   In addition to an environmental guaranty executed by the sponsor for all properties, the borrower purchased an environmental insurance policy covering environmental concerns recognized by the STG Portfolio Properties’ Phase I environmental reports dated November 22, 2013 for the Jacuzzi Street and Lakeside Drive Properties. The Phase I environmental reports for the Telegraph Avenue and Blume Drive Properties dated November 22, 2013 identified no environmental concerns and were therefore not included under the environmental insurance policy. The Phase I environmental report for the Beaverton Property identified contamination caused by a dry cleaner at an adjacent property and recommended the borrower provide the Oregon Department of Environmental Quality (the “ODEQ”) with access to the Beaverton Property for investigation.  The ODEQ has taken responsibility for investigation and mitigation, if warranted. The cost of any such mitigation would be paid by the ODEQ. “See Risk Factors—Risks Related to the Mortgage Loans—Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the accompanying free writing prospectus.

The Market.  The STG Portfolio Properties are located in three cities within two different states.  The following chart compares market data to the STG Portfolio Properties.

STG Portfolio Market Comparison(1)
		Market		Occupancy		Rental Rate PSF
Property Name	Property Type		Submarket	Phys.	Market	U/W	Market
Jacuzzi Street	Flex Industrial	East Bay / Oakland	Richmond / San Pablo	93.9%	93.0%	$8.89	$8.40
Telegraph Avenue	Suburban Office	East Bay / Oakland	Berkeley	78.0%	90.0%	$24.85	$24.36
Beaverton	Suburban Office	Portland	217 Corridor / Beaverton	86.9%	92.0%	$16.15	$16.00
Blume Drive	Suburban Office	East Bay / Oakland	Richmond / San Pablo	88.2%	90.0%	$16.76	$15.60
Lakeside Drive	Flex Industrial	East Bay / Oakland	Richmond / San Pablo	78.8%	88.0%	$8.95	$7.80
Total / Wtd. Avg.				87.1%	91.3%	$14.07	$13.84
(1)	Source: Appraisal

Richmond / San Pablo Industrial and Office Submarket.  The Richmond / San Pablo industrial submarket contains an overall inventory of 3.6 million sq. ft. and is part of the greater 57.0 million sq. ft. East Bay / Oakland industrial market.  No new supply was added in Q3 2013 and there are no new industrial projects under development in the Richmond / San Pablo submarket.  The appraiser concluded an overall occupancy rate of 93.0% and a market rental rate of $8.40 PSF for the Jacuzzi Street Property and an overall occupancy rate of 88.0% and a market rental rate of $7.80 PSF for the Lakeside Drive Property. The appraiser concluded the Blume Drive Property had an overall occupancy rate of 90.0% and a market rental rate of $15.60 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

Berkeley Office Submarket.  The Berkeley office submarket contains an overall inventory of 5.6 million sq. ft. with no new supply added in the trailing 12 months as of Q3 2013. The Berkeley office submarket absorbed 78,000 sq. ft. within Q3 2013 decreasing vacancy to 10.0%.  The appraiser concluded an overall occupancy of 90.0% and a market rental rate of $24.36 PSF.

217 Corridor / Beaverton Office Submarket.  The 217 Corridor / Beaverton office submarket contains an overall inventory of approximately 4.1 million sq. ft. and is part of the greater 123.6 million sq. ft. Portland office submarket.  The appraiser concluded an overall occupancy rate of approximately 92.0% and a market rental rate of $16.00 PSF.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2012	T-12 8/31/2013	U/W	U/W PSF
Base Rent(2)	$4,351,596	$3,911,878	$4,105,941	$4,348,814	$12.38
Value of Vacant Space	0	0	0	744,835	2.12
Gross Potential Rent	$4,351,596	$3,911,878	$4,105,941	$5,093,649	$14.50
Total Recoveries	476,108	554,318	604,618	598,929	1.70
Total Other Income	73,057	41,541	46,335	35,653	0.10
Less: Vacancy(3)	0	0	0	(744,835)	(2.12)
Effective Gross Income	$4,900,760	$4,507,737	$4,756,894	$4,983,396	$14.19
Total Operating Expenses	2,291,065	2,206,492	2,139,858	2,207,285	6.28
Net Operating Income	$2,609,695	$2,301,244	$2,617,035	$2,776,111	$7.90
TI/LC	0	0	0	351,307	1.00
Capital Expenditures	0	0	0	70,261	0.20
Net Cash Flow	$2,609,695	$2,301,244	$2,617,035	$2,354,543	$6.70

(1)
The sponsor purchased the Blume Drive Property in 2011 and the Beaverton Property in 2013.  2011 Net Cash Flow includes five months annualized cash flows for the Blume Drive Property and T-12 8/31/2013 Net Cash Flow includes six months annualized cash flow for the Beaverton Property.

(2)	U/W Base Rent includes $194,685 of contractual rent steps through October 31, 2014.
(3)
U/W Vacancy represents in-place vacancy of 13.1% of gross income.  The STG Portfolio Properties are currently 87.1% physically occupied.  The weighted average appraiser concluded occupancy is currently 91.3%.

Property Management.    The STG Portfolio Properties are managed by STG Asset Management, Inc., an affiliate of the sponsor.

Lockbox / Cash Management.    The STG Portfolio Loan is structured with a soft springing hard lockbox and springing cash management.  A hard lockbox, in place cash management and a full excess cash flow sweep will occur during the continuation of (i) an event of default, (ii) any bankruptcy action of the borrower, principal, guarantor or manager or (iii) the failure by the borrower to maintain a debt service coverage ratio for one calendar quarter of at least 1.20x; provided that once the hard lockbox is in place, the borrower will be required to instruct tenants to continue to make payments directly to the lockbox account until the STG Portfolio Loan is paid in full.

Initial Reserves.    At closing, the borrower deposited (i) $118,500 into a tax reserve account, (ii) $45,343 into an insurance reserve account, (iii) $1,300,000 into a rollover reserve account for future leasing costs, (iv) $360,000 into a required repairs reserve account and (v) $46,720 into a free rent reserve account for outstanding free rent related to recent leasing at the STG Portfolio Properties.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $21,250, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $9,925, into an insurance reserve account, (iii) $5,855 into a replacement reserve account, and (iv) $29,276 into a rollover reserve account.  Monthly rollover reserve deposits are capped at $1.76 million excluding the initial rollover reserve deposit provided (i) the STG Portfolio Properties are not less than 90.0% occupied and (ii) the borrower maintains a debt service coverage ratio of at least 1.30x.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

Partial Release.  After the expiration of the lockout period, the borrower may obtain the release of any of the STG Portfolio Properties provided, among other things, (i) the Beaverton Property, Blume Drive Property and Lakeside Drive Property are released prior to the release of either or both of (x) the Jacuzzi Street Property and (y) the Telegraph Avenue Property, and (ii) the borrower partially defeases the STG Portfolio Loan in an amount equal to the greater of (x) 125% of the Allocated Loan Amount (as defined below), and (y) an amount  such that, after the release, (1) the debt service coverage ratio of the remaining STG Portfolio Properties is greater than or equal to the greater of (a) 1.40x and (b) the debt service coverage ratio immediately preceding the release, and (2) the loan to value ratio of the remaining STG Portfolio Properties is less than or equal to the lesser of (a) 65.0% and (b) the loan to value ratio immediately prior to the release. The Allocated Loan Amounts are as follows: Jacuzzi Street Property - $10,487,000; Telegraph Avenue Property - $8,351,000; Beaverton Property - $2,346,000; Blume Drive Property - $1,950,000; Lakeside Drive Property - $1,866,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California Oregon	Collateral Asset Summary – Loan No. 10 STG Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 67.7% 1.37x 11.1%

CARTIFACT
San Rafael
San Pablo
Richmond
Mill Valley
Martinez
Concord
Pleasant Hill
Walnut Creek
El Cerrito
Tiburon
Lafayette
Orinda
Berkeley
Emeryville
Piedmont
Oakland
Danville
PACIFIC OCEAN
San Francisco
Alameda
San Francisco Bay
OAKLAND INTERNATIONAL AIRPORT
San Leandro

Cedar Mill
West Haven -Sylvan
Cedar Hills
Portland
DOWNTOWN
Lloyd Center
West Slope
Raleigh Hills
Beaverton
Garden Home -Whitford
Metzger
Milwaukie
Reed College
Washington Square

STG PORTFOLIO

	Property Name	Address	City/State	Zip Code
1	Jacuzzi Street	5327 Jacuzzi Street	Richmond, CA	94804
2	Telegraph Avenue	2855 Telegraph Avenue	Berkeley, CA	94705
3	Beaverton	6600 Southwest 92nd Avenue	Beaverton, OR	97223
4	Blume Drive	3220 Blume Drive	Richmond, CA	94806
5	Lakeside Drive	4175 Lakeside Drive	Richmond, CA	94806

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200-10 Lombard Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 11 Abbotts Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 75.6% 1.20x 8.3%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Retail / Office / Multifamily Mixed Use
Sponsor:	Eric Blumenfeld; Ronald L. Cantor			Collateral:	Fee Simple
Borrower:	Stobba Residential Associates, L.P.;			Location:	Philadelphia, PA
	Stobba Associates, L.P.			Year Built / Renovated:	1985 / 2004
Original Balance:	$24,000,000			Total Sq. Ft.:	80,740
Cut-off Date Balance:	$24,000,000			Property Management:	EB Realty Management Corp.
% by Initial UPB:	2.2%			Underwritten NOI:	$1,988,692
Interest Rate:	5.2805%			Underwritten NCF:	$1,908,705
Payment Date:	6th of each month			“As-is” Appraised Value:	$28,000,000
First Payment Date:	January 6, 2014			“As-is” Appraisal Date:	October 18, 2013
Maturity Date:	December 6, 2023			“As Stabilized” Appraised Value(5):	$31,750,000
Amortization:	Interest only for first 24 months; 360			“As Stabilized” Appraisal Date(5):	November 1, 2014
	months thereafter
Additional Debt:	None			Historical NOI
Call Protection(1):	L(24), D(93), O(3)			Most Recent NOI:	$1,764,977 (T-12 September 30, 2013)
Lockbox / Cash Management(2):	Hard / Springing			2012 NOI:	$1,784,998 (December 31, 2012)
				2011 NOI:	$1,684,121 (December 31, 2011)
Reserves				2010 NOI:	$1,762,053 (December 31, 2010)
	Initial		Monthly
Taxes:	$389,593		$35,418	Historical Occupancy
Insurance:	$22,955		$3,279	Current Occupancy:	89.5% (November 22, 2013)
Replacement:	$0		$1,175	2012 Occupancy:	82.0% (December 31, 2012)
TI/LC:	$700,000		$5,500	2011 Occupancy:	89.0% (December 31, 2011)
Other Reserve(3):	$2,712,000		NAP	2010 Occupancy:	96.1% (December 31, 2010)
Occupancy Reserve(4):	$0		Springing
(1)   The borrower may obtain a release of individual residential condominium units in connection with the sale of units provided, among other things, (i) borrower pays to lender, together with the applicable  yield maintenance premium, an amount equal to the greater of (a) 100% of the net sales proceeds of such unit and (b) 125% of the allocated loan amount of such unit and (ii) after the release, (a) the NOI DSCR is equal to or greater than 1.30x and (b) the NCF debt yield is equal to or greater than 8.0%. The borrower may also obtain the free release of one level of the parking garage (which has been excluded from NCF and Appraised Value) provided, among other things, the satisfaction of the conditions in clause (ii) above apply and Garden of Eden, Chefs Table, Petco and the comedy club are in occupancy and paying rent.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or manager, (iii) failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive calendar quarters or (iv) a Tenant Cash Trap Period. A “Tenant Cash Trap Period” means, with respect to Citibank or TD Bank the date that is earlier to occur of (i) 12 months prior to each lease expiration date, (ii) the date the tenant is required to notify the borrower of its intent to renew or terminate, (iii) the date the tenant “goes dark”, (iv) the date the tenant is subject to a bankruptcy action, (v) the date the tenant gives notice of its intent to terminate its lease or (vi) the date the tenant’s lease expires and with respect to Garden of Eden, the earlier to occur of clauses (ii), (iii), (iv), (v) and (vi) above and Garden of Eden failing to deliver an acceptable estoppel 14 months from the closing date.
(3)   Comprised of $1,000,000 that is subject to executed leases for two new retail tenants and one renewal retail tenant, $1,501,000 for tenant improvements and leasing commissions as well as free rent with respect to the new Garden of Eden Lease and $211,000 of post-closing obligations.
(4)   The borrower is required to deposit all excess cash into the Occupancy Reserve upon a Tenant Cash Trap Period.
(5)   The Cut-off Date LTV and Balloon LTV are based on the “As Stabilized” appraised value of $31.75 million which assumes various tenant improvements and leasing activity have been completed, all of which were reserved for at closing.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.55x and 1.49x, respectively.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$297
Balloon Balance / Sq. Ft.:		$259
Cut-off Date LTV(5):		75.6%
Balloon LTV(5):		65.9%
Underwritten NOI DSCR(6):		1.25x
Underwritten NCF DSCR(6):		1.20x
Underwritten NOI Debt Yield:		8.3%
Underwritten NCF Debt Yield:		8.0%
Underwritten NOI Debt Yield at Balloon:		9.5%
Underwritten NCF Debt Yield at Balloon:		9.1%

TRANSACTION HIGHLIGHTS
■
Property.  The Abbotts Square collateral is comprised of approximately 57,000 sq. ft. of ground floor retail, 9,000 sq. ft. of office space, 14 multifamily units and two levels of parking totaling 318 spaces.

■
Recent Leasing. Since November 2013, leases totaling 38,228 sq. ft. (47.3% of non-multifamily NRA) have been executed or renewed, including a 25.8-year lease for 19,417 sq. ft. (24.0% of NRA) to Garden of Eden, a full service grocer with four locations in New York.

■
Tenancy. TD Bank (8.2% of NRA; rated NR/A3/A by Fitch/Moody’s/S&P) and Citibank (6.0%; A/Baa2/A-) have been tenants at the Abbotts Square property since 2002 and 2007 respectively. Together the two tenants account for 29.5% of in place base rent. Other national tenants at the property include Wawa and Rite Aid, which reported sales of $536 PSF as of T-12 August 31, 2013.

■
Location. The Abbotts Square property is located in the Center City submarket of Philadelphia, in close proximity to Rittenhouse Square, the historic district and the company headquarters of Cigna (rated BBB/Baa2/A- by Fitch/Moody’s/S&P), Aramark and Comcast (rated BBB+/A3/A-).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

SWC 10th Street West and West Avenue K Lancaster, CA 93534	Collateral Asset Summary – Loan No. 12 Lancaster Commerce Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,967,349 63.6% 1.53x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Shadow Anchored Retail
Sponsor:	William R. Rothacker		Collateral:	Fee Simple
Borrower:	CP Antelope Shops LLC		Location:	Lancaster, CA
Original Balance:	$24,000,000		Year Built / Renovated:	1986-1992 / NAP
Cut-off Date Balance:	$23,967,349		Total Sq. Ft.:	272,408
% by Initial UPB:	2.2%		Property Management:	1st Commercial Realty Group, Inc.
Interest Rate:	4.3200%		Underwritten NOI:	$2,532,725
Payment Date:	1st of each month		Underwritten NCF:	$2,186,458
First Payment Date:	December 1, 2013		“As-is” Appraised Value:	$37,700,000
Maturity Date:	November 1, 2018		“As-is” Appraisal Date:	August 15, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(3):	$42,600,000
Additional Debt:	None		“As Stabilized” Appraisal Value Date(3):	December 1, 2014
Call Protection:	L(25), D(32), O(3)
Lockbox / Cash Management(1):	Hard / Springing		Historical NOI
			Most Recent NOI:	$2,519,418 (T-12 July 31, 2013)
Reserves			2012 NOI:	$2,609,610 (December 31, 2012)
	Initial	Monthly	2011 NOI:	$2,150,041 (December 31, 2011)
Taxes:	$117,330	$58,665	2010 NOI:	$3,058,993 (December 31, 2010)
Insurance:	$45,937	$7,656
Replacement:	$7,800	$7,800	Historical Occupancy
TI/LC:	$0	$20,400	Current Occupancy:	82.5% (October 18, 2013)
Required Repairs:	$293,006	NAP	2012 Occupancy:	81.7% (December 31, 2012)
Athletic Club Reserve:	$100,000	NAP	2011 Occupancy:	81.3% (December 31, 2011)
TI and Rent Holdback(2):	$216,133	NAP	2010 Occupancy:	79.4% (December 31, 2010)

(1)   Cash management will be triggered upon (i) an event of default, (ii) any bankruptcy action of the borrower or manager, or (iii) the DSCR based on the trailing three month period is less than 1.15x.
(2)  The borrower deposited $192,133 for outstanding tenant allowances owed to four tenants and $24,000 for free rent given to one tenant.
(3)  The Cut-off Date “As Stabilized” LTV ratio is 56.3% and the Balloon “As Stabilized” LTV ratio is 51.4%.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$88
Balloon Balance / Sq. Ft.:	$80
Cut-off Date LTV(3):	63.6%
Balloon LTV(3):	58.1%
Underwritten NOI DSCR:	1.77x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	9.1%
Underwritten Balloon NOI Debt Yield:	11.6%
Underwritten Balloon NCF Debt Yield:	10.0%

TRANSACTION HIGHLIGHTS
■
Location.  The property is located in Lancaster, CA, approximately 69 miles northeast of the Los Angeles CBD.  The property is located in a concentrated retail sector immediately east of Antelope Valley Freeway (State Highway 14), the primary freeway that serves the Antelope Valley region.  The site has multiple access points along five streets that are located throughout the retail center.  Average daily traffic volume is estimated to be approximately 65,000 on the Antelope Valley Freeway (State Highway 14), 28,260 along Avenue K West and 21,060 along 10th Street West.  The estimated population within a five-mile radius is 169,776 with an estimated average household income of $67,901.

■
Tenancy.  The property is 82.5% leased by 43 tenants, and no individual tenant comprises more than 9.2% of the net rentable area.  The property is shadow anchored by Target and Big Lots (not part of the collateral), and includes major tenants Ross (rated A- by S&P), AV Athletic Club, Big 5 Corp, and Kaiser Foundation Health (rated A+/A+ by Fitch/S&P).

■	Sponsor Equity. The sponsor contributed $9.1 million of cash equity to acquire the property for $32.0 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1600 East Plano Parkway Plano, TX 75074	Collateral Asset Summary – Loan No. 13 Garden Ridge HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,237,500 65.0% 1.38x 9.7%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Warehouse / Industrial
Sponsor(1):	Angelo, Gordon & Co.			Collateral:	Fee Simple
Borrower:	AGNL Decor, L.P.			Location:	Plano, TX
Original Balance:	$23,237,500			Year Built / Renovated:	1983, 1986 / 2011
Cut-off Date Balance:	$23,237,500			Total Sq. Ft.:	541,000
% by Initial UPB:	2.1%			Property Management(5):	Self-managed
Interest Rate:	4.7990%			Underwritten NOI:	$2,263,903
Payment Date:	6th of each month			Underwritten NCF:	$2,020,453
First Payment Date:	December 6, 2013			Appraised Value:	$35,750,000
Maturity Date:	November 6, 2023			Appraisal Date:	October 1, 2013
Amortization:	Interest only for first 72 months; 360
	months thereafter			Historical NOI(6)
Additional Debt:	None			Most Recent NOI(7):	$2,500,000 (October 17, 2013)
Call Protection:	L(25), D(91), O(4)			2012 NOI:	NAP
Lockbox / Cash Management(2):	Hard / Springing			2011 NOI:	NAP
				2010 NOI:	NAP
Reserves(3)
	Initial		Monthly	Historical Occupancy
Taxes:	$0		Springing	Current Occupancy:	100.0% (December 6, 2013)
Insurance:	$0		Springing	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0		Springing	2011 Occupancy:	100.0% (December 31, 2011)
TI/LC:	$0		Springing	2010 Occupancy:	100.0% (December 31, 2010)

(1)   The carve-out guarantor is AG Net Lease II Corp., a subsidiary of Angelo, Gordon & Co.
(2)  Cash management will be triggered upon a Cash Management Period. A “Cash Management Period” will occur upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor, property manager or the Garden Ridge tenant, (iii) the Garden Ridge tenant “going dark” after the end of October 2020 or (iv) failure by borrower to maintain a DSCR of at least 1.15x for two consecutive calendar quarters.
(3)  During a Cash Management Period, the borrower will be required to make monthly deposits of (i) 1/12 of annual real estate taxes and insurance premiums, (ii) $6,763 into the replacement reserve and (iii) $13,525 into the rollover reserve.
(4)  Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.00x and 1.79x, respectively.
(5)  The property is self-managed by the tenant, Garden Ridge.
(6)  The sponsor purchased the property in October 2013 from Garden Ridge. As part of the sale-leaseback transaction, Garden Ridge executed a 20-year NNN lease. As such, Historical NOI is not applicable.
(7)  Represents annual NNN rent based on in-place lease as of October 17, 2013. Annual rent increases by 2.0% each year.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$43
Balloon Balance / Sq. Ft.:		$40
Cut-off Date LTV:		65.0%
Balloon LTV:		60.9%
Underwritten NOI DSCR(4):		1.55x
Underwritten NCF DSCR(4):		1.38x
Underwritten NOI Debt Yield:		9.7%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.4%
Underwritten NCF Debt Yield at Balloon:		9.3%

TRANSACTION HIGHLIGHTS
■
Tenancy. The property is 100.0% occupied by Garden Ridge, L.P. (“Garden Ridge”) on a 20-year NNN lease with four 5-year renewal options. The lease is guaranteed by Garden Ridge Corporation, a wholly owned subsidiary company of GRD Holdings III Corporation (rated NR/B2/B by Fitch/Moody’s/S&P). Garden Ridge is a big box specialty retailer of home décor products. The property is the sole distribution center for the chain’s 65 stores located in 20 states throughout the Midwest and Southeast. Garden Ridge has occupied the property since May 2010. Additionally, the tenant is planning to implement an approximately $5.0 million automated sorting system in 2014 that will increase the efficiency of the plant.

■
Sponsorship.  The guarantor of the loan is AG Net Lease II Corp., a subsidiary of Angelo, Gordon & Co. Angelo, Gordon & Co. is a privately held registered investment advisor dedicated to alternative investing founded in 1988 that currently manages assets of approximately $24.0 billion. The sponsor purchased the property in October 2013 for a total cost of approximately $35.8 million. The sponsor has approximately $12.6 million of cash equity remaining in the property.

■
Market. The property is located in the Dallas/Fort Worth (“DFW”) industrial market, which has over 695.0 million net rentable sq. ft. and a market vacancy of 7.9% as of 2Q 2013. For the 11th straight quarter, the DFW industrial market posted positive net absorption, resulting in the lowest industrial vacancy rate since 2001. With an estimated population of 6.7 million, the DFW region is the largest metropolitan area in Texas and the fourth largest in the United States. In March 2013, Forbes ranked DFW as one of the top 10 fastest growing areas.

■
Location.  The property is located approximately 20 miles north of downtown Dallas along State Highway 190 (President George Bush Turnpike), which connects Interstate 20 with Interstate Highway 30. North Central Expressway is approximately one mile from the property and runs north/south through the state of Texas. The Dallas/Fort Worth International Airport is approximately a 30-minute drive.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Baton Rouge, LA	Collateral Asset Summary – Loan No. 14 Baton Rouge Office Portfolio Pool 1	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,223,237 71.8% 1.68x 11.6%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of four properties
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	Perry M. Waughtal		Collateral:	Fee Simple
Borrower:	SHRLA, LLC		Location:	Baton Rouge, LA
Original Balance:	$20,250,000		Year Built / Renovated:	Various / NAP
Cut-off Date Balance:	$20,223,237		Total Sq. Ft.:	239,419
% by Initial UPB:	1.8%		Property Management:	Songy HighRoads, LLC
Interest Rate:	4.4800%		Underwritten NOI:	$2,338,435
Payment Date:	6th of each month		Underwritten NCF:	$2,069,441
First Payment Date:	December 6, 2013		“As-is” Appraised Value:	$28,150,000
Maturity Date:	November 6, 2018		“As-is” Appraisal Date:	September 6, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(6):	$29,150,000
Additional Debt:	None		“As Stabilized” Appraisal Date(6):	September 6, 2015
Call Protection(1):	L(25), D(31), O(4)
Lockbox / Cash Management(2):	Hard / Springing		Historical NOI
			Most Recent NOI:	$2,110,557 (T-4 April 30, 2013 YTD Ann.)
Reserves			2012 NOI:	$2,096,644 (December 31, 2012)
	Initial	Monthly	2011 NOI(7):	$1,830,368 (December 31, 2011)
Taxes:	$174,535	$15,867	2010 NOI:	$2,476,012 (December 31, 2010)
Insurance(3):	$0	Springing
Replacement(4):	$0	$4,987	Historical Occupancy
TI/LC(5):	$11,698	$22,942	Current Occupancy:	82.1% (October 1, 2013)
Required Repairs:	$4,375	NAP	2012 Occupancy:	84.7% (December 31, 2012)
Free Rent:	$222,079	NAP	2011 Occupancy(7):	77.1% (December 31, 2011)
			2010 Occupancy:	83.7% (December 31, 2010)
Financial Information
(1)   On or after January 6, 2016 (or at any time with respect to the Corporate II property), the borrower may release any of the properties (but no more than one property unless  the Corporate II property has previously been released), so long as, among other things, (i) there is no continuance of an event of default, (ii) the DSCR for the remaining properties will not be less than the greater of (a) the DSCR immediately preceding such sale and (b) 1.59x, (iii) the LTV for the remaining properties will not be more than 71.9% (which will be waived if the debt yield for the remaining properties is at least 11.5%), (iv) with respect to a release of only the Corporate II property, the debt yield for the remaining properties is no less than 9.62%, (v) payment of principal equal to the applicable release amount and the payment of any applicable prepayment fee and (vi) following the release, LTV meets REMIC guidelines.
(2)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x on the last day of any calendar quarter until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.
(3)   The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)   The replacement reserve is subject to a cap of $119,709.
(5)   The TI/LC reserve is subject to a cap of $700,000.
(6)   The “As Stabilized” Cut-off Date LTV is 69.4% and is based on the Corporate Atrium property achieving a stabilized occupancy of 90.0% and the Corporate II property achieving a stabilized occupancy of 85.0%.
(7)   The 2011 NOI and 2011 Occupancy dropped after three tenants totaling 17,776 square feet vacated the Corporate II property in 2010 and 2011.

Cut-off Date Balance / Sq. Ft.:	$84
Balloon Balance / Sq. Ft.:	$77
Cut-off Date LTV(6):	71.8%
Balloon LTV:	65.8%
Underwritten NOI DSCR:	1.90x
Underwritten NCF DSCR:	1.68x
Underwritten NOI Debt Yield:	11.6%
Underwritten NCF Debt Yield:	10.2%
Underwritten NOI Debt Yield at Balloon:	12.6%
Underwritten NCF Debt Yield at Balloon:	11.2%

TRANSACTION HIGHLIGHTS

▪
Tenancy.  The portfolio consists of four suburban office buildings located in Baton Rouge, Louisiana. As of October 1, 2013, the portfolio is 82.1% occupied by approximately 41 tenants. The top three tenants are University of Phoenix (28,411 sq. ft., 11.9% of NRA, 17.8% of underwritten base rent), New York Life (16,567 sq. ft., 6.9% of NRA, 8.6% of underwritten base rent) and Trace Security (12,737 sq. ft., 5.3% of NRA, 6.6% of underwritten base rent). Since 2009, there have been 33 leases signed totaling 138,097 square feet with an average rent of $19.15 PSF.

▪
Location.  All of the properties are located in the Greater Baton Rouge South submarket which is the largest submarket in Baton Rouge with 876 buildings totaling approximately 8.9 million square feet, and an overall average vacancy of 11.5%. Each property has access to Interstate Highway 10, which provides access to downtown Baton Rouge, New Orleans and the New Orleans International Airport.

▪
Sponsor Investments. The sponsor purchased the properties for approximately $27.8 million ($116 PSF). The sponsor, Perry M. Waughtal, is a partner of Songy Partners Limited and was previously the CFO and Vice Chairman of Development and Operations of Gerald Hines Interests Limited Partnership for over 30 years. In 2000, he joined Kinder-Morgan Energy Partners and has served as the Director of Kinder Morgan Management, LLC since 2001. Songy HighRoads, LLC was formed in 1992 and specializes in the acquisition and development of office, hospitality and mixed-use projects in the southeastern United States. Since 1992, Songy HighRoads, LLC has acquired or developed more than 5.0 million square feet of space through its projects.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Decatur & Huntsville Alabama	Collateral Asset Summary – Loan No. 15 Yedla Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,240,000 67.3% 1.34x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	Babu Kakani; Mohana Velagapudi;		Collateral:	Fee Simple
	Koteswara Rao Yedla; Venkata		Location:	Decatur & Huntsville, AL
	Kantamneni		Year Built / Renovated:	1998, 2001 / 2013
Borrower:	Beltline Properties III, LLC; Enterprise		Total Rooms:	293
	Lodging Company, L.L.C.; Huntsville		Property Management:	Yedla Management Company, Inc.
	Hotel Company II, LLC		Underwritten NOI:	$2,077,773
Original Balance:	$18,240,000		Underwritten NCF:	$1,834,897
Cut-off Date Balance:	$18,240,000		“As-Is” Appraised Value:	$27,100,000
% by Initial UPB:	1.6%		“As-Is” Appraisal Date:	August 6, 2013
Interest Rate:	5.6670%		“As Stabilized” Appraised Value(5):	$33,000,000
Payment Date:	6th of each month		“As Stabilized” Appraisal Date(5):	August 2015 & August 2016
First Payment Date:	January 6, 2014
Maturity Date:	December 6, 2023		Historical NOI(6)
Amortization:	300 months		Most Recent NOI:	$2,094,924 (T-12 September 30, 2013)
Additional Debt:	None		2012 NOI:	$2,406,767 (December 31, 2012)
Call Protection(1):	L(24), D(93), O(3)		2011 NOI:	$2,574,731 (December 31, 2011)
Lockbox / Cash Management(2):	Hard / Springing		2010 NOI:	NAV

Reserves			Historical Occupancy(6)
	Initial	Monthly	Most Recent Occupancy:	58.9% (T-12 September 30, 2013)
Taxes:	$35,000	$11,667	2012 Occupancy:	62.5% (December 31, 2012)
Insurance:	$35,156	$5,022	2011 Occupancy:	68.7% (December 31, 2011)
FF&E:	$0	1/12 of 4.0% of prior	2010 Occupancy:	NAV
		year’s gross income
(1)   On any date after the lockout period ends, the borrower may obtain the release of an individual property with partial defeasance in an amount equal to the greater of (a) 125.0% of the allocated loan amount and (b) 100.0% of the net sales proceeds, provided, among other things, (i) the LTV immediately following the release is no greater than 67.0%, (ii) the NOI DSCR following the release is equal to or greater than 1.50x and (iii) the NCF debt yield following the release is equal to or greater than 12.0%.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) commencement of a Franchise Agreement Trigger Period or (iv) failure by the borrower to maintain a DSCR of at least 1.25x for two consecutive calendar quarters for all properties as a whole. A “Franchise Agreement Trigger Period” will commence one year prior to the expiration of each franchise agreement, resulting in (i) February 15, 2020 with respect to the Marriott Courtyard Decatur property, (ii) December 31, 2023 with respect to the Hampton Inn Decatur property and (iii) August 11, 2016 with respect to the Hampton Inn Huntsville property.
(3)   Funds in the earnout reserve may be released to the borrower on or before January 6, 2017 if, among other things, (i) the NOI DSCR is at least 1.50x, (ii) the NCF debt yield is at least 11.5% and (iii) all PIP work is completed. In the event the conditions above are not satisfied, the borrower is required to use the earnout escrow amount to prepay $1,240,000 of the principal balance of the mortgage loan, together with the applicable yield maintenance premium.
(4)   Based on the “As-Is” Appraised Value.
(5)   The “As Stabilized” Appraised Value assumes, among other things, the completion of ongoing PIPs, resulting in a stabilized occupancy. The Cut-off Date LTV and Balloon LTV calculations based on the “As Stabilized” Appraised Value are 55.3% and 42.3%, respectively.
(6)   The decrease in Historical NOI and Historical Occupancy is primarily due to the commencement of PIPs in 2012 and 2013 at all three properties, resulting in a disruption in operations and offline rooms. Adjusted occupancy based on online rooms during the renovations for the Hampton Inn Decatur, Marriott Courtyard Decatur, and Hampton Inn Huntsville are approximately 76.0%, 70.7% and 66.7%, respectively.

PIP:	$1,945,000	NAP
Earnout(3):	$1,240,000	NAP

Financial Information
Cut-off Date Balance / Room:		$62,253
Balloon Balance / Room:		$47,656
Cut-off Date LTV(4)(5):		67.3%
Balloon LTV(4)(5):		51.5%
Underwritten NOI DSCR:		1.52x
Underwritten NCF DSCR:		1.34x
Underwritten NOI Debt Yield:		11.4%
Underwritten NCF Debt Yield:		10.1%
Underwritten NOI Debt Yield at Balloon:		14.9%
Underwritten NCF Debt Yield at Balloon:		13.1%

TRANSACTION HIGHLIGHTS

▪
Properties.  The Yedla Hospitality Portfolio consists of three limited service lodging properties, totaling 293 guestrooms, located in northern Alabama. Hampton Inn Decatur and Marriott Courtyard Decatur are located in Decatur, Alabama, where General Electric, United Launch Alliance and the 3M Company, among others, have operations. Hampton Inn Huntsville is located in Huntsville, Alabama, home to NASA’s Marshall Space Flight Center and Cummings Research Park, the second largest R&D park in the United States.

▪
Recently Renovated. Each of the properties were developed by the sponsors and either recently completed or are currently undergoing PIP renovations, totaling approximately $5.1 million ($17,293 per key). The sponsors developed each of the properties for a total cost basis, including the PIP renovations, of approximately $23.8 million ($81,109 per key). Renovations include remodeling of guestrooms, lobbies, common areas and kitchens.

▪
Management. Yedla Management Company, Inc. (“YMC”) has over 25 years of experience managing hotel franchises, including Starwood, Marriott and Hilton. YMC’s current portfolio consists of nine hotels located in Alabama and central Florida.

▪
Performance. As of the trailing 12 month period ending September 2013, the Marriott Courtyard Decatur outperformed its competitive set in terms of occupancy, ADR and RevPAR with penetration rates of 117.8%, 136.8% and 161.1%, respectively. Over the same period, the Hampton Inn Decatur outperformed its competitive set in terms of ADR and RevPAR with penetration rates of 136.4% and 115.7%, respectively. Although the Hampton Inn Huntsville was undergoing a PIP renovation during the same period, the property achieved ADR and RevPAR penetration rates of 106.4% and 97.0%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

215 Shuman Boulevard Naperville, IL 60563	Collateral Asset Summary – Loan No. 16 Park Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 75.0% 1.76x 12.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	Gimmel Investment Properties, LLLP		Collateral:	Fee Simple
Borrower:	BRI 1858 Park Plaza, LLC		Location:	Naperville, IL
Original Balance:	$18,000,000		Year Built / Renovated:	1982 / 2001, 2008
Cut-off Date Balance:	$18,000,000		Total Sq. Ft.:	210,774
% by Initial UPB:	1.6%		Property Management:	Beacon Real Estate Services, LLC
Interest Rate:	4.7500%		Underwritten NOI:	$2,172,929
Payment Date:	6th of each month		Underwritten NCF:	$1,978,550
First Payment Date:	December 6, 2013		Appraised Value:	$24,000,000
Maturity Date:	November 6, 2023		Appraisal Date:	October 14, 2013
Amortization:	Interest Only for first 48 months; 360
	months thereafter		Historical NOI
Additional Debt(1):	Future Mezzanine Debt Permitted		Most Recent NOI:	$2,337,791 (T-8 August 31, 2013 Ann.)
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$2,350,184 (December 31, 2012)
Lockbox / Cash Management(2):	Hard / Springing		2011 NOI:	$2,201,647 (December 31, 2011)
			2010 NOI:	$2,449,789 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$98,125	$32,708	Current Occupancy(7):	93.8% (October 2, 2013)
Insurance(3):	$0	Springing	2012 Occupancy:	89.5% (December 31, 2012)
Replacement:	$0	$3,513	2011 Occupancy:	93.0% (December 31, 2011)
TI/LC(4):	$0	Springing	2010 Occupancy:	87.6% (December 31, 2010)
Free Rent Reserve:	$29,157	NAP
(1)   Mezzanine debt is permitted in connection with the sale of the property provided, among other things, (i) the combined LTV ratio does not exceed 75.0%, (ii) the total debt does not exceed 75.0% of the purchase price paid and (iii) the combined 30-year amortizing DSCR is at least 1.40x.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor or property manager, (iii) failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive quarters or (iv) the occurrence of a Traveler’s Trigger Event (as defined below).
(3)   If an acceptable blanket insurance policy is no longer in place, the borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve monthly.
(4)   Commencing on January 6, 2015, the borrower will deposit $30,738 monthly into the TI/LC reserve. An additional $22,647 will be deposited monthly between June 6, 2017 and December 6, 2017, subject to a cap of $1,250,000.
(5)   Excess Cash will be swept into the Traveler’s Reserve upon a “Traveler’s Trigger Event”. A Traveler’s Trigger Event will commence upon (i) bankruptcy action by Traveler’s (ii) if on the date that is 12 months prior to the Traveler’s lease expiration, Traveler’s has not renewed its lease or been replaced with a tenant or tenants that satisfy acceptable lease terms and (iii) Traveler’s giving written notice of its intent to terminate.
(6)   Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.51x and 2.28x, respectively.
(7)   A tenant at the Park Plaza property which occupies 18,516 sq. ft. (8.8% of NRA) has exercised its option to terminate its lease effective 8/31/2014 resulting in an effective occupancy of 85.0%. This tenant was excluded from UW NCF. The appraiser concluded a stabilized occupancy of 90.0% at the Park Plaza property.

Traveler’s Reserve(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$85
Balloon Balance / Sq. Ft.:	$77
Cut-off Date LTV:	75.0%
Balloon LTV:	67.5%
Underwritten NOI DSCR(6):	1.93x
Underwritten NCF DSCR(6):	1.76x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.0%
Underwritten NOI Debt Yield at Balloon:	13.4%
Underwritten NCF Debt Yield at Balloon:	12.2%

TRANSACTION HIGHLIGHTS
■
Sponsorship. The sponsor, Gimmel Investment Properties, LLLP, is an affiliate of Beacon Investment Properties, LLC (“Beacon”). Beacon is a real estate investment and property development group based in Hallandale Beach, Florida. Beacon was established in 2003 and currently manages approximately 7.0 million sq. ft. of commercial property.

■
Credit Tenancy. Traveler’s Indemnity Company (“Traveler’s”, 57.8% of NRA; rated A/A2/A by Fitch/Moody’s/S&P), the largest tenant at the Park Plaza property, has been in occupancy since 1983. In 2012, Traveler’s extended its lease and upgraded its space with over $2.0 million of renovations including new carpeting and workstations.

■	Sponsor Equity. The sponsor acquired the property for a total cost of $24.0 million with approximately $6.0 million ($28.47 PSF) of cash equity remaining.

■	Amenities. The Park Plaza property offers underground executive parking, a cafeteria and a fitness center.

■
Location. The Park Plaza property is located in Naperville, Illinois, approximately 30 miles west of downtown Chicago and ten miles west of O’Hare International Airport. The Park Plaza property is located in the Chicago Metropolitan office market, which is the third largest in the country. Within a three-mile radius of the Park Plaza property, the population is approximately 70,000 people, with a median household income of approximately $80,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10881 Richmond Drive Houston, TX 77042	Collateral Asset Summary – Loan No. 17 El Gran Sol	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,835,000 74.2% 1.62x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor(1):	Michael E. Novelli; Ken Lawrence;		Collateral:	Fee Simple
	Moriah Houston, LLC		Location:	Houston, TX
Borrower:	AM Walnut Bend, LLC		Year Built / Renovated:	1979 / 2011-2013
Original Balance:	$17,835,000		Total Units:	556
Cut-off Date Balance:	$17,835,000		Property Management:	Ascension Commercial Real Estate, L.P.
% by Initial UPB:	1.6%		Underwritten NOI:	$1,945,246
Interest Rate:	4.7600%		Underwritten NCF:	$1,806,246
Payment Date:	6th of each month		Appraised Value:	$24,050,000
First Payment Date:	December 6, 2013		Appraisal Date:	October 8, 2013
Maturity Date:	November 6, 2023
Amortization:	Interest only for first 24 months; 360		Historical NOI
	months thereafter		Most Recent NOI:	$1,639,921 (T-12 October 31, 2013)
Additional Debt(2):	Future Mezzanine Debt Permitted		2012 NOI(6):	$814,422 (December 31, 2012)
Call Protection:	L(25), D(91), O(4)		2011 NOI(7):	$1,005,377 (T-5 December 31, 2011 Ann.)
Lockbox / Cash Management(3):	Soft / Springing		2010 NOI:	NAV

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	92.8% (October 24, 2013)
Taxes:	$156,174	$27,571	2012 Occupancy:	84.8% (December 31, 2012)
Insurance(4):	$0	Springing	2011 Occupancy:	74.6% (December 31, 2011)
Replacement:	$0	$11,583	2010 Occupancy:	NAV
Required Repairs:	$42,240	NAP
(1)   The sponsors are also the sponsors under the mortgage loan identified on Annex A-1 as El Sol del Prado, which has a cut-off date balance of $12,386,000.
(2)   Future mezzanine debt is permitted to be obtained by an affiliate of the mortgage borrower provided, among other things, that (i) the combined LTV is not greater than 75.0%, (ii) the combined DSCR is not less than 1.25x and (iii) the combined debt yield is not less than 8.5%.
(3)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.15x for two consecutive calendar quarters.
(4)   The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(5)   Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.26x and 2.10x, respectively.
(6)   2012 NOI includes higher operating expenses over 2011 due to the extensive renovation project.
(7)   The sponsor acquired the El Gran Sol property in July 2011. The 2011 NOI is based on August 2011 through December 2011 figures annualized.

Financial Information
Cut-off Date Balance / Unit:		$32,077
Balloon Balance / Unit:		$27,585
Cut-off Date LTV:		74.2%
Balloon LTV:		63.8%
Underwritten NOI DSCR(5):		1.74x
Underwritten NCF DSCR(5):		1.62x
Underwritten NOI Debt Yield:		10.9%
Underwritten NCF Debt Yield:		10.1%
Underwritten NOI Debt Yield at Balloon:		12.7%
Underwritten NCF Debt Yield at Balloon:		11.8%

TRANSACTION HIGHLIGHTS
■
Amenities and Improvements. The El Gran Sol property is located approximately 10 miles west of the Houston central business district, and consists of a 556 unit, Class B garden apartment community with 31 two-story and two single-story buildings.  Amenities include four swimming pools, a fitness area, five laundry rooms, a clubhouse, carports and controlled access entry. There are approximately 1,120 parking spaces for a parking ratio of 2.01 spaces per unit.

■
Renovations. The sponsors acquired the El Gran Sol property in July 2011 as part of a fifteen property portfolio, and have invested approximately $3.0 million ($5,387 per unit) in capital improvements since acquisition. Major improvements include foundation repairs, roofing repairs, replacement of boiler components, parking area repairs, plumbing and landscape upgrades, and interior upgrades. Unit interior upgrades include replacement of the carpet, tile and kitchen appliances, carpentry refinishing, and installation of faux wood floors. At the time of acquisition, the El Gran Sol property had an occupancy rate of 75.6%. As of the October 24, 2013 rent roll the El Gran Sol property had an occupancy rate of 92.8%.

■
Market Location. The Houston MSA had a July 2013 unemployment rate of 6.2%, with major employers including ExxonMobil, BP America, ConocoPhillips, Cabot Oil & Gas and Global Santa Fe. The El Gran Sol property is located in the Westchase submarket (the “Submarket”). Primary access to the Submarket is provided by the Sam Houston Parkway/Beltway 8, the Westpark Toll Road and Westheimer Road, among others. The Submarket has an existing inventory of 14,092 units with a total of 761 units constructed since January 2008. Average submarket occupancy as of October 2013 was 94.3%, up from 91.0% at year-end 2012. Within a three-mile radius of the El Gran Sol property, the 2013 population is 211,115, with a median household income of $40,821.

■
Experienced Sponsorship. Ascension Commercial Real Estate, L.P. (“ACRE”) is a turnaround specialty and property management company focused on multifamily properties. With over 100 years of combined experience in commercial real estate, the principals have knowledge and experience in various facets of the industry, including over 40 real estate partnerships. ACRE has renovated properties totaling over 5,000 units in the past four years and currently has over 9,000 units under ownership/management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1020-1084 North Delaware Avenue Philadelphia, PA 19125	Collateral Asset Summary – Loan No. 18 1020-1084 N Delaware Ave	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,300,000 71.2% 1.37x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Michael Samschick		Collateral:	Fee Simple
Borrower:	1080 Delaware Ave Associates, L.P.		Location:	Philadelphia, PA
Original Balance:	$17,300,000		Year Built / Renovated:	1920 / 2010
Cut-off Date Balance:	$17,300,000		Total Sq. Ft.:	132,559
% by Initial UPB:	1.6%		Property Management:	Core Realty, Inc.
Interest Rate:	5.1300%		Underwritten NOI:	$1,715,608
Payment Date:	6th of each month		Underwritten NCF:	$1,548,488
First Payment Date:	January 6, 2014		Appraised Value:	$24,300,000
Maturity Date:	December 6, 2023		Appraisal Date:	September 26, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(24), D(93), O(3)		Most Recent NOI:	$1,271,426 (T-12 September 30, 2013)
Lockbox / Cash Management(1):	Hard / Springing		2012 NOI:	$503,767 (December 31, 2012)
			2011 NOI:	$323,664 (December 31, 2011)
Reserves			2010 NOI:	$346,656 (December 31, 2010)
	Initial	Monthly
Taxes:	$145,292	$14,529	Historical Occupancy(4)
Insurance:	$10,384	$3,461	Current Occupancy:	94.8% (October 15, 2013)
Required Repairs:	$114,094	NAP	2012 Occupancy:	45.0% (December 31, 2012)
Replacement:	$0	$2,872	2011 Occupancy:	45.0% (December 31, 2011)
TI/LC(2):	$150,000	$11,047	2010 Occupancy:	39.0% (December 31, 2010)
Tenant Obligations(3):	$1,753,052	NAP
(1)   Cash management and an excess cash flow sweep will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower or guarantor, (iii) failure by borrower to maintain a DSCR of at least 1.15x for two consecutive quarters or (iv) the 7-Eleven tenant is not in occupancy, open for business and paying full unabated rent by May 1, 2014.
(2)   Monthly TI/LC collections subject to a cap of $300,000.
(3)   Includes $340,840 of outstanding tenant improvements, $1,250,000 for rent related to the three tenants that have signed leases but not yet taken occupancy and $162,212 of abated rent for recently executed leases.
(4)   The sponsor acquired the property in July 2008 when it was approximately 20.0% occupied. Subsequent to the acquisition the sponsor invested $11.3 million over a five-year period, resulting in lease up to a current occupancy of 94.8%.
(5)   The increase from 2012 Occupancy to Current Occupancy and 2012 NOI to Most Recent NOI is primarily the result of four newly executed leases totaling 53,679 sq. ft. (40.5% of total sq. ft.) and $950,670 (39.2% of U/W base rent).

Financial Information
Cut-off Date Balance / Sq. Ft.:	$131
Balloon Balance / Sq. Ft.:	$108
Cut-off Date LTV:	71.2%
Balloon LTV:	58.8%
Underwritten NOI DSCR:	1.52x
Underwritten NCF DSCR:	1.37x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.0%
Underwritten NOI Debt Yield at Balloon:	12.0%
Underwritten NCF Debt Yield at Balloon:	10.8%

TRANSACTION HIGHLIGHTS

■
Property. The property consists of five interconnecting loft style office buildings spanning 132,559 sq. ft., with 163 parking spaces, located in Philadelphia, Pennsylvania.  The sponsor acquired the property in July 2008 and subsequently renovated and repositioned the property for $11.3 million ($85.37 PSF).

■
Tenancy.  The property is currently 94.8% occupied by 14 office tenants and three retail tenants.  Children’s Crisis Treatment Center (“CCTC”), which occupies 32.9% of NRA and represents 31.5% of U/W base rent, executed a 15-year lease in December 2012 and has invested approximately $2.0 million in the build out of its space in order to consolidate operations from three locations around Philadelphia.

■
Experienced Sponsorship. Michael Samschick has been an active real estate developer in Philadelphia for over 30 years. The sponsor has a total cost basis of approximately $22.6 million, resulting in remaining cash equity of approximately $5.3 million. The sponsor is in the process of redeveloping over seven blocks of real estate along the Delaware River Waterfront into an urban entertainment district for an estimated cost of approximately $600.0 million.

■
Market.  The 1020-1084 N Delaware Ave property is located on Delaware Avenue in the Riverfront district within the Northeast Philadelphia office submarket. As of 2Q 2013, the Northeast Philadelphia office submarket reported a 12.1% vacancy rate, an improvement over the four-year high of 14.7% in 4Q 2009.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200-268 South Randall Road Elgin, IL 60123	Collateral Asset Summary – Loan No. 19 Otter Creek Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,962,821 73.8% 1.41x 10.3%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Stelios Aktipis; Samuel J. Girgis			Collateral:	Fee Simple
Borrower:	Otter Creek Shopping Center LLC			Location:	Elgin, IL
Original Balance:	$17,000,000			Year Built / Renovated:	1988 / 1992
Cut-off Date Balance:	$16,962,821			Total Sq. Ft.:	238,835
% by Initial UPB:	1.5%			Property Management:	Accretion, L.L.C.
Interest Rate:	5.1750%			Underwritten NOI:	$1,742,683
Payment Date:	6th of each month			Underwritten NCF:	$1,578,626
First Payment Date:	November 6, 2013			“As-is” Appraised Value:	$23,000,000
Maturity Date:	October 6, 2023			“As-is” Appraisal Date:	August 28, 2013
Amortization:	360 months			“As Stabilized” Appraised Value(3):	$24,500,000
Additional Debt:	None			“As Stabilized” Appraisal Date(3):	September 1, 2014
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / In Place			Historical NOI
				Most Recent NOI:	$1,430,719 (T-12 August 31, 2013)
Reserves				2012 NOI:	$1,389,614 (December 31, 2012)
	Initial		Monthly	2011 NOI:	$1,368,383 (December 31, 2011)
Taxes:	$54,099		$27,050	2010 NOI:	$1,212,139 (December 31, 2010)
Insurance:	$28,759		$2,876
Replacement:	$0		$3,981	Historical Occupancy
TI/LC(1):	$0		$10,947	Current Occupancy:	89.3% (September 26, 2013)
Required Repairs:	$10,640		NAP	2012 Occupancy:	89.0% (December 31, 2012)
Lease Sweep Reserve(2):	$0		Springing	2011 Occupancy:	84.0% (December 31, 2011)
				2010 Occupancy:	86.0% (December 31, 2010)
Financial Information
(1)   The TI/LC reserve is subject to a reserve cap of $400,000.
(2)   The borrower is required to deposit all excess cash into a Lease Sweep Reserve during a Lease Sweep Period. A “Lease Sweep Period” will occur upon the date Burlington Coat Factory, Hobby Lobby or any replacement tenant to either such tenant (i) is required to give notice of its exercise of a renewal option, (ii) exercises its right to terminate its lease, (iii) gives notice of its intent to surrender, cancel or terminate its lease, (iv) goes dark or (v) is insolvent.
(3)   The “As Stabilized” LTV is 69.2% and is based on the property achieving a stabilized occupancy of 95.0%.

Cut-off Date Balance / Sq. Ft.:		$71
Balloon Balance / Sq. Ft.:		$59
Cut-off Date LTV(3):		73.8%
Balloon LTV:		61.1%
Underwritten NOI DSCR:		1.56x
Underwritten NCF DSCR:		1.41x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		9.3%
Underwritten NOI Debt Yield at Balloon:		12.4%
Underwritten NCF Debt Yield at Balloon:		11.2%

TRANSACTION HIGHLIGHTS

■
Tenancy.  The property is a single-story, multi-tenant shopping center totaling 238,835 square feet, constructed in 1988 and renovated in 1992. As of the September 26, 2013 rent roll, the property was 89.3% occupied by 20 tenants and is anchored by Burlington Coat Factory and Hobby Lobby with two junior anchors, Big Lots and Office Max. Since April 2012, 18 tenants totaling 210,664 square feet (88.2% of total square feet) have either signed new leases, renewed their spaces, or declined termination options. Big Lots moved to the property in November 2012, with the sponsor investing $842,490 ($30 PSF) to build out the space.  Office Max has been at the property since it was developed in 1998, and exercised a five-year extension option that began in November 2013. In addition, there are 1,222 parking spaces for a parking ratio of 5.12 spaces per 1,000 square feet.

■
Location.  The property is located along South Randall Road, a primary thoroughfare in the market, and is shadow anchored by Target. Access to Interstate 90 is located approximately three miles north of the property.  The 2013 population within a five mile radius of the property is 152,315 with a median household income of $82,669. The primary competitive properties within the submarket consist of four shopping centers totaling 709,221 square feet with an average occupancy of 97.2%. Additionally, the appraiser concluded the actual rent for the Otter Creek Shopping Center property to be 5.2% below market.

■
Sponsor Investments. The sponsor purchased the property in 2007 for $22.8 million ($95.46 PSF) and has invested an additional $4.8 million into the property since acquisition. These investments include tenant improvements of approximately $3.2 million, leasing commissions of approximately $0.5 million, and capital improvements of approximately $1.2 million. At acquisition, the anchor space was vacant and the sponsor re-tenanted this space with Burlington Coat Factory and Big Lots.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3665 Rio Road Carmel, CA 93923	Collateral Asset Summary – Loan No. 20 Carmel Mission Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,483,492 58.4% 1.68x 13.1%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Full Service Hospitality
Sponsor:	Craig Stevenson; Jimmy Kwong;		Collateral(4):	Leasehold
	Paul P. Lee		Location:	Carmel, CA
Borrower:	MI Carmel Holdings, LLC		Year Built / Renovated:	1968 / 2008
Original Balance:	$14,500,000		Total Rooms:	165
Cut-off Date Balance:	$14,483,492		Property Management:	Waterford Hotels and Inns, LLC
% by Initial UPB:	1.3%		Underwritten NOI:	$1,903,532
Interest Rate:	5.2900%		Underwritten NCF:	$1,625,835
Payment Date:	6th of each month		Appraised Value:	$24,800,000
First Payment Date:	December 6, 2013		Appraisal Date:	September 26, 2013
Maturity Date:	November 6, 2018
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$2,106,023 (T-12 August 31, 2013)
Call Protection:	L(25), D(31), O(4)		2012 NOI:	$1,856,007 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2011 NOI:	$1,508,538 (December 31, 2011)
			2010 NOI:	$1,430,054 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$47,500	$23,750	Current Occupancy:	67.3% (August 31, 2013)
Insurance:	$11,785	$11,785	2012 Occupancy:	65.3% (December 31, 2012)
FF&E:	$0	4.0% of prior month’s	2011 Occupancy:	63.6% (December 31, 2011)
		gross revenues	2010 Occupancy:	62.2% (December 31, 2010)
Property Renovation:	$1,200,000	NAP
(1)   Cash management will begin during a Trigger Period. A “Trigger Period” will occur (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.20x on the last day of any calendar quarter until such time that the DSCR is at least 1.25x for two consecutive calendar quarters.
(2)   The borrower shall make monthly deposits into the seasonality reserve equal to the lesser of $75,000 or remaining gross revenue after payment of debt service, required reserve funds and operating expenses, subject to a seasonality reserve cap of $400,000.
(3)   During a Trigger Period, the borrower is required to make monthly deposits into the ground rent reserve equal to the ground rent payable for the current month.
(4)   The collateral for the mortgage loan is encumbered by a ground lease which will expire October 31, 2073 with no options to renew.

Seasonality(2):	$400,000	Lesser of $75,000 or
		excess cash
Ground Rent(3):	$50,000	Springing

Financial Information
Cut-off Date Balance / Room:		$87,779
Balloon Balance / Room:		$81,392
Cut-off Date LTV:		58.4%
Balloon LTV:		54.2%
Underwritten NOI DSCR:		1.97x
Underwritten NCF DSCR:		1.68x
Underwritten NOI Debt Yield:		13.1%
Underwritten NCF Debt Yield:		11.2%
Underwritten NOI Debt Yield at Balloon:		14.2%
Underwritten NCF Debt Yield at Balloon:		12.1%

TRANSACTION HIGHLIGHTS

■
Location. The Carmel Mission Inn property is located in Carmel, California, which is located on Monterey Bay along the Pacific coast in Central California. Tourism in the Monterey area is a $2 billion industry that attracts an estimated four million visitors a year. The area has over 25 golf courses, the Monterey Bay National Marine Sanctuary, the Monterey Jazz Festival, the Steinbeck Center and the Monterey Peninsula which includes Big Sur, State Highway 1 and the 17-Mile Drive. Carmel, California is rated a top ten destination in the United States by Conde Naste Traveler. In addition, a moratorium was passed in early 2011 restricting new or expanding water connections in Monterey County. Any new commercial lodging product is subject to community approval.

■
Hotel Amenities. The Carmel Mission Inn property was built in 1968 and consists of a 165-room full service hotel with 4,670 square feet of meeting space, a food and beverage outlet, swimming pool and fitness room. In addition, there are 163 parking spaces for a ratio of 0.99 spaces per room. The sponsor purchased the Carmel Mission Inn property for $20.25 million and is planning a $1.5 million capital renovation, including improvements to guestrooms, the exterior and landscaping. A reserve was established at closing with an upfront deposit of $1.2 million to be used on the planned renovations.

■	Performance. As of the trailing 12-month period ending August 31, 2013, the Carmel Mission Inn property had occupancy, ADR and RevPAR of 67.3%, $147.31 and $100.71, respectively.

■
Preferred Equity. The ownership structure includes $2.1 million of preferred limited partner investors, which represent 25.0% of the total equity. The preferred limited partner investors receive a non-compounded 10.0% preferred return from available cash flow after payments due to the lender. In the event of a capital transaction, preferred limited partner investors receive accrued and unpaid preferred returns plus a bonus return. After the preferred return and bonus return have been paid, preferred limited partner investors then receive a distribution of cash attributable to the capital transaction in proportion and to the extent of their respective invested capital. The preferred limited partner investors do not have enforcement rights or the ability for a change of control.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Nomura Securities International, Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE13 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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